NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

Notice is hereby given of the Annual General Meeting of Shareholders (the "Annual Meeting") of ICTS International N.V. (the "Company") which will be held on Wednesday, December 17, 2008, at 10:00 A.M. local time, at the offices of the Company, located at Biesbosch 225, 1181 JC Amstelveen, The Netherlands.

The agenda for the Annual Meeting, including proposals made by the Supervisory Board and the Management Board, is as follows:

1.    Opening of the meeting by the Chairman of the Supervisory Board.

2. Report by the Management Board on the course of business of the Company during the financial year 2007 with respect to the annual accounts of the financial year 2007.

3. Report by the Supervisory Board with respect to the annual accounts of the financial year 2007.

4. Report of the Audit Committee with respect to the annual accounts of the financial year 2007.

5. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

6.    Adoption of the annual accounts of the financial year 2007.

7.    Election of three Managing Directors.

8.    Election of six Supervisory Directors.

9.    Ratification of appointment of independent auditors for the Company.

10.   Discharge from liability of the Management  and  Supervisory  Boards.

11.   Adoption of the 2008 Employee, Director and Consultant Stock Option Plan.

12. Adoption of an amendment to the Articles of Association of the Company to eliminate the age requirement.

13. Authorization for the Supervisory Board, for a period of five years from the date of the Meeting, to issue up to 17,000,000 shares, representing all of the authorized shares of the Company's Common Stock, for any lawful corporate purpose without further shareholder approval.

14. Authorization for the Company, for a period of eighteen months from the date of the Meeting, to expend funds in an amount up to US$6,500,000 to repurchase its own Common Shares in the open market at prices not to exceed US$10.00 per share.

15.   Questions.

16.   Adjournment.

Pursuant to the Articles of Association of the Company and Netherlands law, copies of the annual accounts for the financial year 2007, the annual report which includes the information required pursuant to Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board are open for inspection by the shareholders of the Company and other persons entitled to attend meetings of shareholders at the offices of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

Shareholders  may  only  exercise  their  shareholder   rights  for  the  shares
registered in their name on November 14, 2008 the record date for the determination of shareholders entitled to vote at the Annual Meeting.

The Management Board
Avraham Dan
Ran Langer
Managing Directors
November 14, 2008

SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD OR POWER OF ATTORNEY, AS APPLICABLE, IN THE ENCLOSED RETURN ENVELOPE.

ICTS INTERNATIONAL N.V.
Biesbosch 225
1181 JC Amstelveen,
The Netherlands

(Registered with the Chamber of Commerce at Amsterdam/Haarlem, The Netherlands under No. 33.279.300)

                                 PROXY STATEMENT
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                         To be held on December 17, 2008

This Proxy Statement is being furnished to holders of common shares, par value ..45 Euro per share (the "Common Shares"), of ICTS International N.V., a Netherlands corporation (the "Company"), in connection with the solicitation by the Management Board of proxies in the form enclosed herewith for use at the Annual General Meeting of shareholders of the Company to be held at 10:00, A.M. local time, on Wednesday, December 17, 2008, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, or at any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the Notice of Annual General Meeting of Shareholders (the "Notice"), which contains the agenda for the Annual Meeting (the "Agenda"), accompanies this Proxy Statement.

The Company's audited consolidated and simple financial statements for the financial year ended December 31, 2007, expressed in U.S. Dollars and prepared in accordance with United States and Dutch generally accepted accounting principles (hereinafter, the "Annual Accounts"), and the Company's 2007 annual report (the "Annual Report"), is being mailed with this Proxy Statement.

It is proposed at the Annual Meeting to adopt resolutions approving the following proposals (the "Proposals"):

1. Adoption of the English language to be used for the annual accounts and annual reports of the Company (Item 5 of the Agenda).

2.    Adoption of the Annual Accounts (Item 6 of the Agenda).

3.    Election of three Managing Directors (Item 7 of the Agenda).

4.    Election of six Supervisory Directors (Item 8 of the Agenda).

5. Ratification of appointment of independent auditors for the Company (Item 9 of the Agenda).

6. Discharge from liability the Management and Supervisory Boards. (Item 10 of the Agenda).

7. Adoption of the 2008 Employee, Director and Consultant Stock Option Plan. (Item 11 of the Agenda).

8. Adoption of an amendment to the Articles of Association of the Company to eliminate the age requirement. (Item 12 of the Agenda).

9. Authorization to purchase shares of the companies common stock (Item 14 of the Agenda).

Pursuant to the Articles of Association of the Company and Netherlands law, copies of the Annual Accounts, the Annual Report and the information required under Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board, written in accordance with the Articles of Association of the Company, are open for inspection by the shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

Since the Company is a "foreign private issuer" under United States securities laws, the solicitation of proxies for use at the Annual Meeting is not subject to the proxy rules contained in Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended.

This solicitation is made by the Management Board and the cost of the solicitation will be borne by the Company. The Company will reimburse brokerage firms, fiduciaries and custodians for their reasonable expenses in forwarding solicitation materials to beneficial owners. The Company is mailing this Proxy Statement, the Notice, the Annual Report, and the form of Power of Attorney to the shareholders on or about November 17, 2008.

Voting Securities and Voting Rights

At the close of business on November 17, 2008, the issued and outstanding voting securities of the Company consisted of 6,672,980 Common Shares. The class of Common Shares is the only class of voting stock of the Company. Shareholders may exercise their shareholder rights to vote only the Common Shares registered in their name on , 2008, the record date for the Annual Meeting.

Shareholders owning and holding approximately 56% of the issued and outstanding Common Shares of the Company have indicated that they will vote FOR items 5, 6, 7, 8, 9, 10, 11 and 12 of the Agenda.

The Agenda set forth in the Notice was proposed by the Management Board and approved by the Supervisory Board.

A registered holder of Common Shares may cast one vote per share at the Annual Meeting. In accordance with Article 18 of the Articles of Association of the Company, resolutions may be adopted only when a quorum of at least 50% percent of the outstanding shares entitled to vote is present or represented at the Annual Meeting, and adoption of a resolution requires an absolute majority of the votes cast at the Annual Meeting.

Common Shares cannot be voted at the Annual Meeting unless the registered holder is present in person or is represented by a written proxy. The Company is incorporated in The Netherlands and, as required by the laws of The Netherlands and the Company's Articles of Association, the Annual Meeting must be held in the Netherlands. Shareholders who are unable to attend the Annual Meeting in person may authorize the voting of Common Shares at the Annual Meeting by completing and returning the enclosed power of attorney and proxy card naming Avraham Dan and Ran Langer as proxy holders. If the power of attorney and proxy in the enclosed form is duly executed and returned prior to the Annual Meeting, all Common Shares represented thereby will be voted, and, where specifications are made by the holder of Common Shares on the form of proxy, such proxy will be voted by the proxy holders in accordance with such specifications.

If no specification is made in the power of attorney and proxy, the power of attorney and proxy will be voted by the proxy holders FOR items 5, 6, 7, 8, 9, 10, 11 and 12 of the Agenda.

In the event a shareholder wishes to use any other form of power of attorney and proxy, such power of attorney and proxy shall be voted in accordance with the specification given therein, provided that (i) such power of attorney and proxy states the number of registered Common Shares held by such shareholder, (ii) the Common Shares for which the power of attorney and proxy is given are registered in the name of the shareholder on November 17, 2008, and (iii) such proxy enables the person named therein to vote the Common Shares represented thereby either in favor of or against the Proposals, or to abstain from voting, as applicable. The proxy holder shall present the duly executed proxy together with the enclosed form of Power of Attorney and Proxy signed by the registered shareholder.

Right of Revocation

Any shareholder who has executed and delivered a power of attorney and proxy to the Company and who subsequently wishes to revoke such power of attorney and proxy may do so by delivering a written notice of revocation to the Company at its address set forth above, Attention: Chief Executive Officer, at any time prior to the Annual Meeting.

Beneficial Ownership of Securities Owners

The following table sets forth below information regarding the beneficial ownership (as determined under U.S. securities laws) of the Common Shares of the Company, as of November 16, 2007, by each person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares:

--------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Amount
                                                    Beneficially  Common Shares
Name of Five Percent Shareholders                   Owned (a)     Outstanding
--------------------------------------------------------------------------------

Atzmon Family Trust (b)(1)(2)                       3,597,226     56%
--------------------------------------------------------------------------------

Elchauan Moaz & Affiliates (c)                      703,772       10.78%

--------------------------------------------------------------------------------

Nicholas P. Monteban, Xalladio Holding B.V. and
Galladio Capital Management B.V.(d)                 688,000       10.54%
--------------------------------------------------------------------------------

All officers and directors as a group
(14 persons)                                        3,597,226     56%
--------------------------------------------------------------------------------

      (a) The amount includes common shares owned by each of the above, directly or indirectly and options immediately exercisable or that exercisable within 60 days from June 30, 2008.

      1. Aragata Holdings Co., Limited, owns directly and indirectly approximately 56% of the issued and outstanding Common Shares. A family trust for the benefit of the family of Mr. Menachem J. Atzmon (the Atzmon Family Trusts) owns Aragata Holdings Co., Limited. Mr. Atzmon disclaims any beneficial interest in the Atzmon Family Trust. Aragata Holdings Co., Limited and the Atzmon Family Trust may be able to appoint all the directors of ICTS and control the affairs of ICTS.

      2. Of the 900,000 options to Menachem Atzmon (Chairman of the Board), 900,000 are currently exercisable. Options are exercisable at $1.35 per share for 550,000 options and $1.00 per share for 350,000 options representing the fair market value on the dates of grant.

      (b) The shares were purchased by the group during 2007 and 2008.

      (c) The shares were purchased by that group during 2006, 2007 and 2008.

                            ITEM FOUR OF THE AGENDA:
                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Philip M. Getter (Chairman), Eytan Barak and Gordon Hausmann. The Audit Committee and the Supervisory Board have adopted an Audit Committee Charter and Code of Ethics which are attached hereto as Exhibits A and B. The Charter outlines the duties of the Audit Committee in relation to its responsibilities of overseeing management's conduct of the Company's financial reporting process, including the selection of the Company's outside auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by the Management Board and the Supervisory Board. The Audit Committee has met with the independent auditors. The Code of Ethics sets forth the conduct required of all directors, officers and employees, including whistle blowing procedures.

The Audit Committee after such review and discussion with the independent auditors have recommended that the audited financial statements be included in the Company's annual report on Form 20-F.

The Audit Committee held four meetings during the last financial year. All members of the Audit Committee are "independent" under the rules of the Securities and Exchange Commission currently applicable to the Company. Mr. Getter and Mr. Barak have financial expertise.

The Committee has discussed with the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

The Committee has also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with such firm their independence.

Conclusion

Based on the review and discussions referred to above, the Committee recommended to the Company's Supervisory Board that its audited financial statements be included in the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Based on their evaluation of the Company's disclosure controls and procedures (as defined in Rules 13a-14(c) and 15d-14(c)under the Securities Exchange Act of
1934) as of a date within 90 days of the filing date of this Annual Report on Form 20-F, the audit committee believes that the Company's disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.

There were no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation. Notwithstanding the foregoing, the audit committee is of the belief that the Companies internal controls and procedures could be strengthened in certain aspects to improve its effectiveness.

Submitted by the Audit Committee of the Supervisory Board

Philip M. Getter, Chairman of the Audit Committee.

                            ITEM FIVE OF THE AGENDA:
     ADOPTION OF THE ENGLISH LANGUAGE TO BE USED FOR THE ANNUAL ACCOUNTS AND
                          ANNUAL REPORTS OF THE COMPANY

Pursuant to Section 2:362, Paragraph 7 of the Dutch Civil Code, the annual accounts of a Netherlands company such as the Company must be prepared in the Dutch language, unless the General Meeting of Shareholders resolves to use another language. Due to the international structure of the Company, the Management Board proposes that the annual accounts and the annual reports of the Company be prepared in the English language until the General Meeting of Shareholders has resolved otherwise.

A majority of the votes cast is required for this proposal, provided that a quorum of at least 50% percent of the outstanding shares entitled to vote is present or represented at the Annual Meeting.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE ENGLISH LANGUAGE (ITEM 1 ON THE POWER OF ATTORNEY AND PROXY).

               ITEM SIX OF THE AGENDA: ADOPTION OF ANNUAL ACCOUNTS

The Annual Accounts are submitted to the Company's shareholders in the English language.

Copies of the Annual Accounts, the Annual Report, which contains the information required under Section 2:392 of the Dutch Civil Code, and the report of the Supervisory Board are available for inspection by the Company's shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

In accordance with Article 20 of the Articles of Association of the Company, the Supervisory Board has determined to retain all net profit of the financial year 2004.

Adoption of the Annual Accounts also includes the adoption of the Dutch accounts through December 31, 2007.

Adoption of the Annual Accounts also implies the approval by the shareholders of the Company for the extension of the period prescribed by Dutch law for the preparation of the Annual Accounts within five months after the financial year ended on December 31, 2007.

A majority of the votes cast is required for the adoption of the Annual Accounts, provided that a quorum of at least 50% percent of the outstanding shares entitled to vote is present or represented at the Annual Meeting.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF ANNUAL ACCOUNTS (ITEM 2 ON THE POWER OF ATTORNEY AND PROXY).

                            ITEM SEVEN OF THE AGENDA:
                         ELECTION OF MANAGING DIRECTORS

At the Annual Meeting, Mr. Raanan Nir, Mr. Avraham Dan and Ran Langer are to be elected to serve as Managing Directors until their successors have been elected.

Messrs. Nir, Dan and Langer have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that these nominees are unavailable for election. However, if a nominee becomes unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Supervisory Board of the Company may recommend in the place of such nominee. It is intended that the proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Dan and Langer.

Avraham Dan is a CPA (Israel) joined ICTS in June 2004 as Chief Financial Officer. In September 2004 to the present he became a Managing Director. From 1995 to 2001 he was Chief Executive Office and a Director of Pazchem Limited, an Israeli chemical company. Mr. Dan holds an MBA degree from Pace University, NY.

Ran Langer joined ICTS in 1988 through 1998 as General Manager of the German subsidiaries of ICTS. From 1998 to the present, he serves as General Manager of Seehafen Rostock Umschlagsgesellschaft mbH, the operator of the Seaport in Rostock, Germany. Mr. Langer became a Managing Director of ICTS in September 2004.

Raanan Nir, since 2002, has been managing director of his own company, Red Flag, B.V., which is a trust company established in The Netherlands, providing financial and general management services. From 2000 to 2002 he was in charge of finance for an IT start-up company. From 1998 to 2000 he was CFO of ICTS International, N.V.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES (ITEM 3 ON THE POWER OF ATTORNEY AND PROXY).

                            ITEM EIGHT OF THE AGENDA:
                        ELECTION OF SUPERVISORY DIRECTORS

At the Annual Meeting, six members of the Supervisory are to be elected to serve until their successors have been elected and qualified. The nominees to be voted on by Shareholders are Messrs. Menachem Atzmon, Eytan Barak, Elie Housman, Gordon Hausmann, David W. Sass and Philip M. Getter.

All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Supervisory Board of the Company may recommend in the place of such nominee or nominees. It is intended that the proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Menachem Atzmon, Eytan Barak, Elie Housman, Gordon Hausmann, David W. Sass and Philip M. Getter.

Menachem J. Atzmon is a CPA (Isr). Mr. Atzmon is a controlling shareholder of Harmony Ventures, B.V. Since 1996 he has been the managing director of Albermale Investment Ltd. and Kent Investment Holding Ltd., both investments companies. Since January 1998 he has served as CEO of Seehafen Rostock. He has been a member of the Supervisory Board of ICTS since 1999.

Eytan Barak is a CPA (Isr). From the year 2001 to the present, Mr. Barak is a partner in Dovrat-Barak Investment in High-Tech Companies Ltd., a company which arranges financial resources and management assistance to start-up companies. He is, and has been since the year 2003 to the present, a member of the Board of Directors of a public company owned by an Israeli Bank; a Provident Fund Company managed by "Bank Otsar Ha-Hayal" a subsidiary of Bank Hapoalim, where he is acting as the chairman of the investment committee and member of the audit committee; and from the year 2000 to the year 2003 a member of the Board of Directors of seven Provident Companies managed by First International Bank of Israel, where he was acting chairman of the audit committee and member of the investment committee. He is currently, and has been since 2004, a member of the board of directors and chairman of the finance committee of two companies owned by the Tel-Aviv Municipality. In addition, he is currently and a member of the board of directors and a member of the audit committee since the beginning of the year 2006 in Lumenis Ltd., a public company that was listed in Nasdaq. He is since the year 2000 to the present a member of the executive board and a member of the finance committee of the Olympic Committee of Israel. He is the chairman of the board of "OTZMA," the Israel Center of Sport Clubs. Since 2006, he is a member of the Board of Directors of Surface Tech Ltd.

Elie Housman served as Chairman of Inksure Technologies, Inc. until 2008 and is a member of the Board. Mr. Housman was a principal at Charterhouse Group International, a privately held merchant bank, from 1989 until June 2001. At
Charterhouse, Mr. Housman was involved in the acquisition of a number of companies with total sales of several hundred million dollars. Mr. Housman was the Chairman of Novo Plc. in London, a leading company in the broadcast storage and services industry. He is also a director of EUCI Career Colleges, Incorporated, which is listed on the NASDAQ Small Cap Market and the Boston Stock Exchange and Top Image System, Ltd. At present, Mr. Housman is a director of a number of privately held companies in the United States. He became a member of the Supervisory Board of ICTS in 2002.

Gordon Hausmann is the senior partner of his own law firm which he founded in London 25 years ago. He specializes in business finance and banking law. He holds office as a Board

Member of the UK subsidiaries of various quoted companies, Company Secretary of Superstar Holidays Ltd., a subsidiary of El Al Airlines Ltd., Director of Dominion Trust Co. (UK) Ltd., associated with a private Swiss banking group, and a Governor of the Hebrew University.

David W. Sass for the past 47 years has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP. He has been a director of ICTS since 2002. Mr. Sass became a director of Inksure Technologies, Inc., a company which develops, markets and sells customized authentication systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion. He is also a director of several privately held corporations. He is an Honorary Trustee of Ithaca College.

Philip M. Getter is currently the managing member of GEMPH Development LLC. From 2000 to 2005 he was a partner of DAMG Capital, LLC Investment Bankers. Prior thereto he was most recently head of Investment Banking and a member of the board of  directors  of Prime  Charter,  Ltd. He has more than  thirty  years of corporate finance experience. Having served as Administrative Assistant to the Director of United States Atomic Energy Commission from 1958 to 1959, he began his Wall Street career as an analyst at Bache & Co. in 1959. He was a partner with Shearson, Hammill & Company from 1961 to 1969 and a Senior Partner of Devon Securities, an international investment banking and research boutique from 1969 to 1975. Mr. Getter was a member of the New York Society of Security Analysts. From 1975 to 1983 he was President and CEO of Generics Corporation of America, a public company that was one of the largest generic drug manufacturers in the United States. As Chairman and CEO of Wolins Pharmaceutical from 1977 to 1983 he led the reorganization and restructuring one of the oldest and largest direct to the profession distributors of pharmaceuticals. Mr. Getter became a director of Inksure Technologies, Inc. in 2003, and became Chairman of the Board in 2008. InkSure is a company which develops, markets and sells customized authentication systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion. He has been a member of the League of American Theatres and Producers, Advisory Board of the American Theatre Wing, Trustee of The Kurt Weill Foundation for Music, a member of the Tony Administration Committee and has produced for Broadway, television and film. He writes frequently concerning the communications, education and entertainment industries. Mr. Getter received his B.S. in Industrial Relations from Cornell University. He is a member of several industry organizations and serves on various boards of both public and private organizations and is Chairman of the Audit Committees of EVCI Career Colleges, Inksure Technologies, Inc. as well as the Company.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF SUPERVISORY DIRECTORS (ITEM 4 ON THE POWER OF ATTORNEY AND PROXY).

                             ITEM NINE OF THE AGENDA
                       RATIFICATION OF THE APPOINTMENT OF
                       MAHONEY COHEN & COMPANY, CPA. P.C.
                                       AND
                             HLB VAN DAAL & PARTNERS

At the annual meeting the shareholders are being asked to ratify the appointment of Mahoney Cohen & Company, CPA, P.C., and HLB Van Daal & Partners as the independent auditors of the Company for the fiscal year ended December 31, 2008. Such firms were the auditors for the year ended December 31, 2007. The appointment was made by the Company's Audit Committee and approved by the Supervisory Board and Management Board of the Company.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APOINTMENT OF THE AUDITORS FOR THE COMPANY (ITEM 5 OF THE POWER OF ATTORNEY AND PROXY)

                             ITEM TEN OF THE AGENDA
                   DISCHARGE FROM LIABILITY OF THE MANAGEMENT
                             AND SUPERVISORY BOARDS

At the annual meeting the shareholders are being asked to discharge from liability the members of the Management Board in respect to their management and the members of the Supervisory Board in respect of their supervision up to and including the 2007 financial year.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE DISCHARGE FROM LIABILITY (ITEM 6 OF THE POWER OF ATTORNEY AND PROXY)

                            ITEM ELEVEN OF THE AGENDA
                     2008 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

The Management Board and the Supervisory Board have approved and recommends that the shareholders adopt the 2008 Employee, Director and Consultant Stock Option Plan (the "Plan") so that options may be granted under the Plan. Approval of these proposals will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

The Plan provides a means whereby employees, officers, directors, and certain consultants and independent contractors of the Company ("Qualified Grantees") may acquire the Common Stock of the Company pursuant to grants of (i) Incentive Stock Options ("ISO") and (ii) "non-qualified stock options". A summary of the significant provisions of the Plan is set forth below. A copy of the full Plan s annexed as Exhibit C to this Proxy Statement. The following description of the Plan is qualified in its entirety by reference to the Plan itself.

The purpose of the Plan is to further the long-term stability, continuing growth and financial success of the Company by attracting and retaining key employees, directors and selected advisors through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. The Company believes that the Plan will strengthen these persons' desire to remain with Company and will further the identification of those persons' interests with those of the Company's shareholders.

The Plan provides that options to purchase up to 1,500,000 Common Stock of the Company may be issued to the employees and outside directors. All present and future employees shall be eligible to receive incentive awards under the Plan, and all present and future non-employee directors shall be eligible to receive non-statutory options under the Plan. An eligible employee or non-employee director shall be notified in writing, stating the number of shares for which options are granted, the option price per share, and conditions surrounding the grant and exercise of the options.

The exercise price of shares of Company Stock covered by an ISO shall be not less than 100% of the fair market value of such shares on the date of grant; provided that if an ISO is granted to an employee who, at the time of the grant, is a 10% shareholder, then the exercise price of the shares covered by the incentive stock option shall be not less than 110% of the fair market value of such shares on the date of grant. The exercise price of shares covered by a non-qualified stock option shall be not less than 85% of the fair market value of such shares on the date of grant.

The Plan shall be administered by the Compensation Committee of the Supervisory Board, which shall be appointed by the Supervisory Board of the Company, and which shall consist of a minimum of two members of the Supervisory Board of the Company.

As of the date of this proxy statement, no options have been granted under the Plan.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE DISCHARGE FROM LIABILITY (ITEM 7 OF THE POWER OF ATTORNEY AND PROXY)

                            ITEM TWELVE OF THE AGENDA
                   ADOPTION OF AN AMENDMENT TO THE ARTICLES OF
                           CORPORATION OF THE COMPANY
                        TO ELIMINATE THER AGE REQUIREMENT

At the annual meeting the shareholders are being urged to amend the Articles of Association of the Company by striking out, in its entirety, Article 13, Section 5 relating to the retirement age of 72. Under Dutch law, this maximum age ceased to apply in April, 2003.

THE SUPERVISORY BOARD AND MANAGEMENT BOARD RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF CORPORATION (ITEM 8 OF THE POWER OF ATTORNEY AND PROXY).

                           ITEM THIRTEEN OF THE AGENDA
                    AUTHORIZATION FOR THE SUPERVISORY BOARD,
            FOR A PERIOD OF FIVE YEARS FROM THE DATE OF THE MEETING,
                        TO ISSUE UP TO 17,000,000 SHARES,
                    REPRESENTING ALL OF THE AUTHORIZED SHARES
                         OF THE COMPANY'S COMMON STOCK,
                        FOR ANY LAWFUL CORPORATE PURPOSE
                      WITHOUT FURTHER SHAREHOLDER APPROVAL

Pursuant to the Company's Articles of Association and Section 2:96(1) of the Dutch Civil Code, the Supervisory Board the Company may only issue Common Shares in accordance with a resolution of the general meeting of shareholders or of another company organ that is indicated by resolution of the general meeting for a fixed duration of up to five years. Such designation must also specify the number of shares which may be issued.

In order to further the business interests of the Company and to increase the ease with which the Company may issue stock in connection any lawful business purpose, the Supervisory Board requests that it be authorized by a resolution of the Meeting to issue up to 17,000,000 Common Shares, representing all of the authorized shares of the Company's Common Shares, for a period of five years from the date of the Meeting without further shareholder approval.

A majority of votes cast is required for the authorization of the Supervisory Board to issue such Common Shares during such period without further shareholder approval.

THE SUPERVISORY BOARD AND THE MANAGEMENT BOARD RECOMMEND A VOTE "FOR" ITEM THIRTEEN (ITEM 9 OF THE PROXY CARD).

                           ITEM FOURTEEN OF THE AGENDA

          AUTHORIZATION FOR COMPANY TO EXPEND FUNDS IN AN AMOUNT UP TO
 US $6,500,000 TO REPURCHASE ITS COMMON SHARES IN THE OPEN MARKET AT PRICES NOT
                         TO EXCEED US $10.00 PER SHARE

      Pursuant to the Company's Articles of Association and ss.2:98(4) of the Dutch Civil Code, the Company may only acquire Common Shares if authorized by the Shareholders to do so. This authorization can not be for a period greater than eighteen months and the authorization shall determine how many shares may be acquired, how they may be acquired, and the high and low prices to be paid for such shares.

      In an effort to raise the price of each outstanding Common Share by reducing the number of shares outstanding, the Company asks that the shareholder authorize the expenditure by the Company of up to US$6,500,000 to repurchase Common Shares in the open market at prices up to $10.00 per share for a period of eighteen months commencing the date of the Meeting.

      This Proposal must be approved by at least 2/3 of the votes cast at the Meeting.

THE SUPERVISORY BOARD AND THE MANAGEMENT BOARD EACH RECOMMENDS A VOTE "FOR" ITEM TEN (ITEM 10 OF THE PROXY CARD).

Corporate Governance

The Supervisory Board, Management Board and Shareholders of the Company have adopted a Corporate Governance Policy that meets the requirements of the Dutch Civil Code and the requirements of the United States of America Federal Securities Laws.

The policy includes among others, the management description of the corporate governance structure of the Company, the strategy and the financial objectives, the risk profile of the activities and the group risk management and control systems in place and their assessment by the management.

The Management and Supervisory Boards are responsible for the corporate governance structure of the Company and for compliance with the Dutch Civil Code. They will give an account of their actions in this regard to the General Meeting of Shareholders.

The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Please sign, date and return the accompanying proxy card or other form of proxy with Power of Attorney, as applicable, in the enclosed envelope at your earliest convenience.

The Management Board

Avraham Dan
Ran Langer
Managing Directors

November 14, 2008

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE

This Charter of the Audit Committee (this NASDAQ Rule "Charter") has been adopted by the Supervisory (the 4350(d)(1) Board (the "Board") of ICTS International, N.V. requires that "Company"). The Audit Committee (the Committee") that the Committee shall review and reassess this Charter annually conduct an annual and recommend any proposed changes to the Board evaluation of its Charter for approval.

A. Purpose

The purpose of the Committee is to assist NASDAQ Rule 4350(d)(1)(C)the Board in its oversight of the Company's the accounting and financial reporting processes and audits of the Company's financial statements, including (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence and (iv) the performance of the Company's internal audit functions and independent auditors. In fulfilling its purpose, the Committee shall maintain free and open communication with the Company's independent auditors, internal auditors and management.

B. Duties and Responsibilities In furtherance of its purpose, the Committee shall have the following duties and responsibilities:

1. To review major issues regarding accounting principles, policies, practices and judgments and financial statement presentations, including (i) any significant changes to the Company's selection or application of accounting principles, (ii) the adequacy and effectiveness of the Company's internal controls and (iii) any special audit steps adopted in light of material control deficiencies.

2. To review analyses prepared by management, the independent auditors and/or others setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3. To review the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company's financial statements.

4. To review the type and presentation of information to be included in the Company's earnings press releases, paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information, as well as review and discuss earnings press releases and any financial information and earnings guidance provided to analysts and rating agencies.

5. To review, or oversee the review of, internal audit functions that ensure the appropriate control process is in place for reviewing and approving the Company's internal transactions and accounting.

6. To periodically discuss with the Board the adequacy and effectiveness of the Company's internal controls.

7. To discuss with management and the independent auditors the integrity of the Company's financial reporting processes and controls, including policies and guidelines with respect to risk assessment and risk management and the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

8. To discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations," together with the results of the independent auditors' review prior to filing or distribution.

9. To prepare the report required to be included in the Company's annual proxy statements pursuant to the proxy rules promulgated by the United States Securities and Exchange Commission (the "SEC") or, if the Company does not file a proxy statement, in the Company's annual report.

10. To discuss with management and the independent auditors the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles and underlying estimates in its financial statements.

11. To review and discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports and employee complaints concerning financial matters which raise material issues regarding the Company's financial statements or accounting policies.

12. To discuss with the independent auditors and management, as appropriate, any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 not otherwise addressed in this Charter.

13. To discuss with the independent SEC Release 34-47265 auditors, prior to the filing of the Final Rule: audit report with the SEC, reports Strengthening the from management and the independent Commission's auditors regarding (i) all critical Requirements accounting policies and practices used Regarding Auditor by the Company, (ii) all material Independence. Alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and the treatment preferred by the accounting firm and (iii) other material written communications between the accounting firm and management.

14. To discuss periodically with the SEC Release 34-46427 Final Company's CEO and CFO (i) all Rule: Certification of significant deficiencies in the design Disclosure in Companies' or operation of internal controls Quarterly and Annual which could adversely affect the Reports; SEC Release Company's ability to record, process, 34-47986 Final Rule: summarize and report financial data, Management's Report on (ii) any significant changes in Internal Control Over internal controls, including internal Financial Reporting and control over financial reporting, or certification of other factors that could significantly Disclosure in Exchange Act affect such internal controls, Periodic Reports including any corrective actions with regard to significant deficiencies and material weaknesses and (iii) any fraud involving management or other employees who have a significant role in the Company's internal controls.

15. To review the internal control reports SEC Release 34-47986 Final of management prepared pursuant to the Rule: Management's Reports rules and regulations of the SEC on Internal Control Over promulgated under the Sarbanes-Oxley Financial Reporting and Act of 2002 prior to filing with the Certification of SEC. Disclosure in Exchange Act Periodic Reports.

16. To directly appoint, retain, Exchange Act Rule 10A-compensate, evaluate and oversee the 3(b)(2), (5)independent auditors engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and to resolve any disagreements between management and the independent auditors. To approve in advance, or, in the alternative, to establish and periodically review pre-approval policies and procedures for all audit engagement fees and terms, including the retention of the independent auditors for any significant permissible non-audit engagement or relationship. To have direct responsibility for the oversight of the independent auditors. The Committee shall inform each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee. The Committee may terminate the independent auditors in its sole discretion. The Committee should also take into account the opinions of management in its dealings with the independent auditors.

17. To annually evaluate the experience, NASDAQ Rule 4350(d)(1)(B); qualifications, performance and SEC Release 34-47265 Final independence of the independent Rule: Strengthening the auditors, including their lead Commission's Requirements partners. To assure the regular Regarding Auditor rotation of the audit partners, Independence Regarding including the lead and concurring Auditor Independence. Audit partners, as required by applicable laws, rules and regulations. To consider whether there should be regular rotation of the independent auditors. The Committee should take into account the opinions of management and the internal auditors in its evaluation of the independent auditors. The Committee should present its conclusions with respect to the independent auditors to the full Board.

18. To obtain and review, on an annual basis, a formal written report from the independent auditors describing (i) the auditing firm's internal quality control procedures; (ii) any material issues raised within the preceding five (5) years by the auditing firm's internal quality-control reviews, peer reviews, or any governmental or other inquiry or investigation relating to any independent audit conducted by the auditing firm, and the steps taken to deal with such issues; and (iii) all relationships between the independent auditors and the Company.

19. To discuss with the independent NASDAQ Rule auditors any disclosed relationships 4350(d)(1)(B) between the auditors and the Company or any other relationships that may adversely affect the objectivity or independence of the independent auditor. To discuss with the independent auditors any services provided to the Company or any other services that may adversely affect the objectivity and independence of the independent auditor. To take, or to recommend that the full board take, appropriate action to oversee the objectivity and independence of the independent auditor.

20. To review with the independent auditors any audit problems or difficulties, together with management's responses, including any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management.

21. To review the independent auditors' audit plan, including its scope, staffing, locations, reliance upon management and general audit approach.

22. To review and approve all related NASDAQ Rule 4350(h). Party transactions for potential conflict of interest situations on an ongoing basis.

23. To establish clear guidelines for the SEC Release 34-47265 Final hiring of current or former employees Rule: Strengthening the of the Company's independent auditors. Commission's Requirements Regarding Auditor Independence.

24. To review and discuss with the independent auditors the quality of the Company's financial and auditing personnel and the responsibilities, budget and staffing of the Company's internal audit functions.

25. To review with the Company's legal counsel on a quarterly basis, or more frequently as circumstances dictate, any legal matters that could have a significant impact on the Company's financial statements or the Company's compliance with applicable laws, rules and regulations, any breaches of fiduciary duties and inquiries received from regulators or governmental agencies.

26. To establish and maintain procedures Exchange Act Rule 10A-for the receipt, retention and (b)(3) treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

27. To conduct any investigation SEC Release 34-47654 Final appropriate to fulfill its Rule: Standards Relating responsibilities with the authority to Listed Company Audit have direct access to the independent Committees. Auditors as well as anyone in the Company.

28. To ensure that no improper influence SEC Release 34-47654 Final on the independent directors is Rule: Standards Relating exerted by any officers or directors to Listed Company Audit of the Company or any person acting committees. under their direction.

29. To keep abreast of new accounting and Suggested reporting standards promulgated by the Responsibilities. Public Company Accounting Oversight Board, the FASB, the SEC and other relevant standard setting bodies.

30. To approve ordinary administrative Exchange Act Rule 10A-expenses of the Committee that are 3(b)5). Necessary or appropriate in carrying out its duties.

31. To perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

C. Outside Advisors

The Committee, acting by majority vote, Exchange Act Rule 10A-shall have the authority to retain, at the 3(b)(4),(5). Company's expense, outside legal, accounting, or other advisors or experts it deems necessary to perform its duties. The Committee shall retain these advisors without seeking Board approval and shall have sole authority to approve related fees and retention terms.

D. Annual Performance Evaluation

The Committee shall conduct an annual self performance evaluation, including an evaluation of its compliance with this Charter. The Committee shall report on its annual self performance evaluation to the Board.

E. Membership

The Committee  shall consist of no fewer than NASDAQ Rule  4350(d)(2)(A);  three
(3) directors, as determined by the Board. SEC Release 34-47235 Final Each Committee member shall meet the independence Rule: Disclosure Required requirements of The NASDAQ Stock Market and of the by Section 406 and 407 of SEC, as determined by the Board, and any other the Sarbanes- Oxley Act of requirements set forth in applicable laws, rules 2002 and regulations. All Committee members shall have/a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience. At least one Committee member shall meet the requirements of an "audit committee financial expert" as such term is defined by the SEC.

Committee members shall be appointed annually by a majority vote of the Board on the recommendation of the Corporate Governance & Nominating Committee. Each Prospective Committee member shall carefully evaluate existing time demands before accepting Committee membership. No director may serve as a Committee member if such director serves on the audit committee of more than two (2) other public companies, unless the Board expressly determines that such service would not impair that director's ability to serve on the Committee and such determination is disclosed in the Company's annual proxy statement. The Committee members may be removed, with or without cause, by a majority vote of the Board.

No member of the Committee shall receive SEC Release 34-47654 Final compensation other than (i) director's fees for Rule: Standards Relating service as a director of the Company, including to Listed Company Audit reasonable compensation for serving on the Committees. Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

F. Chairman

The Committee shall include a Committee Determined by the Board chairman. The Committee chairman shall be appointed by a majority vote of the Board. The
Committee chairman shall be entitled to chair all regular sessions of the Committee, add topics to the agenda and cast a vote to resolve any ties.

G. Meetings

The Committee shall meet at least one (1) Determined by the Board time per quarter, or more frequently as circumstances dictate, and all Committee members shall strive to attend all Committee meetings. At least one Committee meetings each year shall be in person. Directors physically present outside the United States may participate in all other Committee meetings by telephone or by any other similar technology that permits instantaneous and simultaneous communication. The Committee meetings shall follow a set agenda established by the Committee.

The chairman may call a Committee meeting upon notice to each other Committee member at least forty-eight (48) hours prior to the meeting. A majority of the Committee members, acting in person or by proxy, shall constitute a quorum. The Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting.

The Committee shall meet separately in executive sessions with management, the independent auditors and those responsible for the internal audit functions, on a periodic basis, to discuss any matter that the Committee or any of these groups believes may warrant Committee attention.

H. Related Party Transactions With respect to related party transactions, the following controls:

A. For Securities and Exchange Commission purposes on disclosure of related party transactions a related party transaction is defined as "any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had, or will have, a direct or indirect material interest, naming such person and indicating the person's relationship to the Company, the nature of such person's interest in the transaction(s), the amount of such transaction(s) and, where practicable, the amount of such person's interest in the transaction(s):

(i)   Any director or executive officer of the Company;

(ii)  Any nominee for election as a director;

(ii) Any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities; and

(iv)  Any member of the immediate family of any of the foregoing persons.

2. Management shall conduct a full due diligence investigation of the proposed investment, utilizing legal counsel, auditors and advisors as management deems necessary.

3. Prior to Supervisory Board consideration the group responsible for due diligence and negotiation shall prepare a detailed memo on the transaction which should be disseminated prior to the matter being presented to the Supervisory Board by way of the Committee for approval.

4. Management shall negotiate the proposed terms and conditions of the investment. These negotiations shall not include the related parties interested in the transaction. The transaction should be negotiated on behalf of the Company by management who is not interested in the transaction or if no management meets this criteria then by the independent directors (assuming they have no interest in the transaction). All members of the Audit Committee are to receive continuous updates of the progress of the negotiations. In the negotiation process the fairness and reasonableness of the transaction to the Company and its shareholders is to be the paramount consideration.

5. Whether or not a fairness opinion should be obtained should be determined by the Supervisory Board and should be decided based upon the nature of the transaction and its size and its proposed effect on the Company. A fairness opinion, if obtained, should be from an independent investment banking firm, chosen by the Committee, which describes the transaction, the terms and concludes that the transaction is fair and reasonable to the Company and its shareholders. There is no "de minimis rule" as to when a fairness opinion need not be obtained.

6. All related party transactions must be approved by the majority of the independent directors of the company. Interested directors shall not vote.

7. Whether or not a transaction should go before the shareholders  depends on

A.    Local law requirements for the particular transaction such as a merger;

      or

B. At the discretion of the Supervisory Board in the event it is determined that the transaction is material to the business of the company.

                                    EXHIBIT B

                            ICTS INTERNATIONAL, N.V.
                              And All Subsidiaries
                              (collectively "ICTS")

                       CODE OF BUSINESS CONDUCT AND ETHICS

      INTRODUCTION

      We are committed to maintaining the highest standards of business conduct and ethics. This ICTS Code of Business Conduct and Ethics (the "Code") reflects the business practices and principles of behavior that support this commitment. This Code is intended to comply with the provisions of the U.S. Sarbanes-Oxley Act of 2002 (the "Act"). We expect every employee, officer and Managing Director and Supervisory Director to read and understand the Code and its application to the performance of his or her business responsibilities. References in the Code to employees are intended to cover officers and, as applicable, Management Directors and Supervisory Directors as well as the Company's chief executive officer (principal executive officer), chief financial officer (principal financial officer) and chief accounting officer (principal accounting officer) (the management directors, principal executive officer and principal accounting officer collectively, the "ss. 406 Officers" as referred to in the Act) are bound by these Business Conduct Guidelines, including those provisions that relate to ethical conduct, conflicts of interest and compliance with applicable laws. The ss. 406 Officers hold an important and elevated role in corporate governance in that they are uniquely capable and empowered to ensure that all shareholders' interests are appropriately balanced, protected and preserved. Therefore, in addition to the broad and comprehensive codes of ethical conduct set forth in the ICTS Business Conduct Guidelines, the ss. 406 Officers shall be subject to the additional conduct guidelines continued on Section 18 hereof.

      Officers, managers and other supervisors are expected to develop in employees a sense of commitment to the spirit, as well as the letter, of the Code. Supervisors are also expected to ensure that all agents and contractors conform to Code standards when working for or on behalf of ICTS. Nothing in the Code alters the terms of employment between an individual employee and ICTS.

      The Code cannot possibly describe every practice or principle related to honest and ethical conduct. The Code addresses conduct that is particularly important to proper dealings with the people and entities with whom we interact, but reflects only a part of our commitment.

      Action by members of your immediate family, significant others or other persons who live in your household also may potentially result in ethical issues to the extent that they involve ICTS business. For example, acceptance of inappropriate gifts by a family member from one of our suppliers could create a conflict of interest and result in a Code violation attributable to you. Consequently, in complying with the Code, you should consider not only your own conduct, but also that of your immediate family members, significant others and other persons who live in your household.

      The integrity and reputation of ICTS depends on the honesty, fairness and integrity brought to the job by each person associated with us. It is the responsibility of each employee to apply common sense, together with his or her own highest personal ethical standards, in making business decisions where there is no stated guideline in the Code. Unyielding personal integrity is the foundation of corporate integrity.

      YOU SHOULD NOT HESITATE TO ASK QUESTIONS ABOUT WHETHER ANY CONDUCT MAY VIOLATE THE CODE, VOICE CONCERNS OR CLARIFY GRAY AREAS. SECTION 17 BELOW DETAILS

THE COMPLIANCE RESOURCES AVAILABLE TO YOU. IN ADDITION, YOU SHOULD BE ALERT TO POSSIBLE VIOLATIONS OF THE CODE BY OTHERS AND REPORT SUSPECTED VIOLATIONS, WITHOUT FEAR OF ANY FORM OF RETALIATION, AS FURTHER DESCRIBED IN SECTION 17.

      Violations of the Code will not be tolerated. Any employee who violates the standards in the Code may be subject to disciplinary action, up to and including termination of employment or summary dismissal ("ontslag op staande voet") and, in appropriate cases, civil legal action or referral for criminal prosecution.

      LEGAL COMPLIANCE

      Obeying the law, both in letter and in spirit, is the foundation of this Code. Our success depends upon each employee's operating within legal guidelines and cooperating with local, national and international authorities. It is therefore essential that you understand the legal and regulatory requirements applicable to your business unit and area of responsibility. While we do not expect you to memorize every detail of these laws, rules and regulations, we want you to be able to determine when to seek advice from others. If you do have a question in the area of legal compliance, it is important that you not hesitate to seek answers from your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee of the Supervisory Board (the "Audit Committee", as further described in Section 18).

      Disregard of the law will not be tolerated. Violation of domestic or foreign laws, rules and regulations may subject an individual, as well as ICTS, to civil and/or criminal penalties. You should be aware that conduct and records, including emails, are subject to internal and external audits, and to inspection by third parties in the event of a government investigation or civil litigation. It is in everyone's best interests to know and comply with our legal and ethical obligations.

1.    INSIDER TRADING

      Employees who have access to confidential (or "inside") information are not permitted to use or share that information for stock trading purposes or for any other purpose except to conduct our business. All non-public information about ICTS or about companies with which we do business is considered confidential information. To use material non-public information in connection with buying or selling securities, including "tipping" others who might make an investment decision on the basis of this information, is not only unethical, it is illegal. Employees must exercise the utmost care when handling material inside information. We have adopted a separate Insider Trading Policy which you should consult for more specific information on the definition of "material inside information" and on buying and selling our securities or securities of companies with which we do business.

2.    DISCRIMINATION AND HARASSMENT

The diversity of ICTS's employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. In addition, retaliation against individuals for raising claims of discrimination or harassment is prohibited.

3.    CONFLICTS OF INTEREST

      A "conflict of interest" occurs when an individual's personal interest may interfere in any way with the performance of his or her duties or the best interests of ICTS. A conflicting personal interest could result from an expectation of personal gain now or in the future or from a need to satisfy a prior or concurrent personal obligation. We expect our employees to be free from influences that conflict with the best interests of ICTS. Even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided. Whether or not a conflict of interest exists or will exist can be unclear. Conflicts of interest are prohibited unless specifically authorized as described below.

      If you have any questions about a potential conflict or appearance of conflict or if you become aware of an actual or potential conflict or appearance of a conflict, and you are not an officer or director of ICTS, you should discuss the matter with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee. Supervisors may not authorize conflict of interest matters without first seeking the approval of a Managing Director, the General Counsel or the Chairperson of the Audit Committee and filing with a Managing Director, the General Counsel or the Chairperson of the Audit Committee a written description of the authorized activity. If the supervisor is involved in the potential or actual conflict, you should discuss the matter directly with a Managing Director, the General Counsel or the Chairperson of the Audit Committee. Factors that may be considered in evaluating a potential conflict of interest are, among others:

            whether it may interfere with the employee's job performance, responsibilities or morale;

            whether the employee has access to confidential information;

            whether it may interfere with the job performance, responsibilities or morale of others within the organization;

            any potential adverse or beneficial impact on our business;

            any potential adverse or beneficial impact on our relationships with our customers or suppliers or other service providers;

            whether it would enhance or support a competitor's position;

            the extent to which it would result in financial or other benefit (direct or indirect) to the employee;

            the extent to which it would result in financial or other benefit (direct or indirect) to one of our customers, suppliers or other service providers; and

            the extent to which it would appear improper to an outside observer.

      Loans to, or guarantees of obligations of, employees or their Family Members by ICTS could constitute an improper personal benefit to the recipients of these loans or guarantees, depending on the facts and circumstances. Some loans are expressly prohibited by law and applicable law requires that our Supervisory Board approve all loans and guarantees to employees. As a result, all loans and guarantees by ICTS must be approved in advance by the Audit Committee and the Supervisory Board of ICTS.

4.    HEALTH AND SAFETY

      ICTS strives to provide a safe and healthy work environment. Each of us shares the responsibility for maintaining a safe and healthy workplace by following safety and health rules and practices and reporting accidents, injuries, unsafe equipment and any other unsafe practices or conditions to his/her supervisor or the Managing Director. Further, misusing controlled substances or selling, manufacturing, distributing, possessing, using or misusing controlled substances, or being under the influence of illegal drugs on the job is absolutely prohibited.

5.    INTERNATIONAL BUSINESS LAWS

      Our employees are expected to comply with the applicable laws in all countries to which they travel, in which they operate and where we otherwise do business, including laws prohibiting bribery, corruption or the conduct of business with specified individuals, companies or countries.

      The fact that in some countries certain laws are not enforced or that violation of those laws is not subject to public criticism will not be accepted as an excuse for noncompliance. In addition, we expect employees to comply with U.S. laws, rules and regulations governing the conduct of business by its citizens and corporations outside the U.S.

      These U.S. laws, rules and regulations, which extend to all our activities outside the U.S., include:

            The Foreign Corrupt Practices Act, which prohibits directly or indirectly giving anything of value to a government official to obtain or retain business or favorable treatment, and requires the maintenance of accurate books of account, with all company transactions being properly recorded;

            U.S. Embargoes or Sanctions Programs, which restrict or, in some cases, prohibit companies, their subsidiaries and certain employees from trading with, investing in or traveling to certain countries identified on a list that changes periodically (including, for example, Angola (partial), Burma (partial), Cuba, Iran, Liberia, North Korea, Sudan, Syria and Zimbabwe), specific companies or individuals, or being involved in specific activities such as certain diamond trading and proliferation activities;

            Export Controls, which prohibit or restrict the export of goods, services and technology to designated countries, denied persons or denied entities from the U.S., the re-export of U.S. origin goods from the country of original destination to such designated countries, and the export of foreign origin goods made with U.S. technology; and

            Antiboycott Compliance, which prohibits U.S. companies from taking any action that has the effect of furthering or supporting a restrictive trade practice or boycott that is fostered or imposed by a foreign country against a country friendly to the U.S. or against any U.S. person, and requires the reporting of any boycott receipts.

      If you have a question as to whether an activity is restricted or prohibited, seek assistance before taking any action, including giving any verbal assurances that might be regulated by international laws.

6.    CORPORATE OPPORTUNITIES

      You may not take personal advantage of opportunities that are presented to you or discovered by you as a result of your position with us or through your use of corporate property or information, unless authorized by your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee. Even opportunities that are acquired privately by you may be questionable if they are related to our existing or proposed lines of business. Participation in an investment or outside business opportunity that is related to our existing or proposed lines of business must be pre-approved. You cannot use your position with us or corporate property or information for improper personal gain, nor can you compete with us in any way.

7.    MISUSE OF COMPANY COMPUTER EQUIPMENT

      You may not, while acting on behalf of ICTS or while using our computing or communications equipment or facilities, either:

            access the internal computer system (also known as "hacking") or other resource of another entity without express written authorization from the entity responsible for operating that resource; or

            commit any unlawful or illegal act, including harassment, libel, fraud, sending of unsolicited bulk email (also known as "spam") in violation of applicable law, trafficking in contraband of any kind, or espionage.

      If you receive authorization to access another entity's internal computer system or other resource, you must make a permanent record of that authorization so that it may be retrieved for future reference, and you may not exceed the scope of that authorization.

      Unsolicited bulk email is regulated by law in a number of jurisdictions. If you intend to send unsolicited bulk email to persons outside of ICTS, either while acting on our behalf or using our computing or communications equipment or facilities, you should obtain prior approval from your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee.

      All data residing on or transmitted through our computing and communications facilities, including email and word processing documents, is the property of ICTS and subject to inspection, retention and review by ICTS in accordance with applicable law.

8.    ENVIRONMENT COMPLIANCE

      The laws of the various jurisdictions where we do business can impose criminal liability on any person or company that contaminates the environment with any hazardous substance that could cause injury to the community or environment. Violation of environmental laws can be a criminal offense and can involve monetary fines and imprisonment. We expect employees to comply with all applicable environmental laws.

      It is our policy to conduct our business in an environmentally responsible way that minimizes environmental impacts. We are committed to minimizing and, if possible, eliminating the use of any substance or material that may cause environmental damage, reducing waste generation and disposing of all waste through safe and responsible methods, minimizing environmental risks by employing safe technologies and operating procedures, and being prepared to respond appropriately to accidents and emergencies.

9. MAINTENANCE OF CORPORATE BOOKS, RECORDS, DOCUMENTS AND ACCOUNTS; FINANCIAL INTEGRITY; PUBLIC REPORTING

      ICTS is committed to producing full, fair, accurate, timely and understandable disclosure in reports and documents that it files with, or submits to, the United States Securities and Exchange Commission (the "SEC") and other regulators. Accordingly, ICTS requires honest and accurate recording and reporting of information. All of ICTS's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect ICTS's transactions and must conform both to applicable legal requirements and to ICTS's system of internal controls. By way of example, unrecorded or "off the books" funds or assets should not be maintained, only the true and actual number of hours should be reported, and business expense accounts must be documented and recorded accurately.

      Business records and communications sometimes become public. Accordingly, we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that may be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to ICTS's record retention policies. Inappropriate access or modifications to, or unauthorized destruction of, accounting or other business records is prohibited. These prohibitions apply to all business records and data, regardless of whether such data and records are in written form or electronically stored.

10.   FAIR DEALING

      We seek to outperform our competition fairly and honestly. We seek competitive advantages though superior performance and never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each director, officer and employee should endeavor to respect the rights of and deal fairly with ICTS's customers, suppliers, competitors and employees. No unfair advantage should be taken of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice.

11.   GIFTS AND ENTERTAINMENT

      Business entertainment and gifts are meant to create goodwill and sound working relationships and not to gain improper advantage with customers or facilitate approvals from government officials. Unless express permission is received from a supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee, entertainment and gifts cannot be offered, provided or accepted by any employee unless) consistent with customary business practices and not (a) excessive in value, (b) in cash, (c) susceptible of being construed as a bribe or kickback or (d) in violation of any laws. This principle applies to our transactions everywhere in the world, even where the practice is widely considered "a way of doing business." Under some statutes, such as the U.S. Foreign Corrupt Practices Act (further described in Section 5), giving anything of value to a government official to obtain or retain business or favorable treatment is a criminal act subject to prosecution and conviction. Discuss with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee any proposed entertainment or gifts if you are uncertain about their appropriateness.

12.   COMPETITION LAW

      The European competition rules are supplemented in The Netherlands by national rules set out in the Competition Act ("Mededingingswet"). This Act is applicable in parallel with the European competition rules.

      The  Competition  Act  prohibits  all  agreements  between   undertakings,
decisions by associations of undertakings and concerted practices of undertakings which have as their object or effect the prevention, restriction or distortion of competition within the Dutch market, or a part of such market. Such agreements may for instance directly or indirectly fix purchase or selling prices or any other trading conditions; limit or control production, markets, technical development, or investment; share markets or sources of supply. This list is not limitative.

      Undertakings are also prohibited from abusing a dominant position through exclusionary, discriminatory or exploitative practices.

      Antitrust   laws  in  the  United  States  are  designed  to  protect  the competitive process. These laws generally prohibit:

            agreements,   formal  or  informal,   with   competitors  that  harm
            competition or customers, including price fixing and allocations of customers, territories or contracts;

            agreements, formal or informal, that establish or fix the price at which a customer may resell a product; and

            the acquisition or maintenance of a monopoly or attempted monopoly through anti-competitive conduct.

      Certain kinds of information, such as pricing, production and inventory, should not be exchanged with competitors, regardless of how innocent or casual the exchange may be and regardless of the setting, whether business or social.

      Certain transactions require prior approval from the Dutch (or European) competition authority. They include transactions whereby two or more undertakings merge, or set up a joint venture, or an undertaking acquires control over another, subject to a number of minimum turnover criteria.

      Undertakings and their (de facto) managers can be fined for infringing the competition rules. Undertakings can be fined up to 10% of the annual group worldwide turnover and (de facto) managers can be fined up to (euro) 450,000. Fines can also be imposed when undertakings do not cooperate with the Dutch competition authority.

      The above is merely a general outline of the competition rules, for more information and specific guidelines regarding competition law, please ask a supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee of the Supervisory Board.

13.   PROTECTION AND PROPER USE OF COMPANY ASSETS

      All employees are expected to protect our assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on our profitability. Our property, such as office supplies, computer equipment, buildings, and products, are expected to be used only for legitimate business purposes, although incidental personal use may be permitted. Employees should be mindful of the fact that we can retain the right to access, review, monitor and disclose any information transmitted, received or stored using our electronic equipment, with or without an employee's or third party's knowledge, consent or approval. Any misuse or suspected misuse of our assets must be immediately reported to your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee.

14.   CONFIDENTIALITY

      One of our most important assets is our confidential information. Employees who have received or have access to confidential information should take care to keep this information confidential. Confidential information may include business, technical, marketing, and service plans, financial information, product specifications or architecture, source codes, engineering, and manufacturing ideas, designs, databases, customer lists, pricing strategies, personnel data, personally identifiable information pertaining to our employees, customers or other individuals (including, for example, names, addresses, telephone numbers and social security numbers), and similar types of information provided to us by our customers, suppliers and partners. This information may be protected by privacy, patent, trademark, copyright and trade secret laws.

      You should also take care not to inadvertently disclose confidential information. Materials that contain confidential information, such as memos, notebooks, computer disks and laptop computers, should be stored securely. Unauthorized posting or discussion of any information concerning our business, information or prospects on the Internet is prohibited. You may not discuss our business, information or prospects in any "chat room," regardless of whether you use your own name or a pseudonym. Be cautious when discussing sensitive information in public places like elevators, airports, restaurants and "quasi-public" areas within ICTS, such as cafeterias]. All ICTS emails, voicemails and other communications are presumed confidential and should not be forwarded or otherwise disseminated outside of ICTS, except where required for legitimate business purposes.

      During the employment as well as after its termination the employee shall treat as strictly confidential and not disclose to third parties, whether directly or indirectly, in any form or manner whatsoever, any information which has come to his/her knowledge regarding the business and interests of ICTS and/or affiliated companies and businesses and/or its customers and other business relations, all this in the broadest sense, unless the discharge of his/her duties under the employment requires the disclosure of such information to third parties on a need-to-know basis.

      In the event that the employee is suspended and upon termination of his/her employment the employee shall at ICTS's first request to that effect surrender to ICTS all property of ICTS in his/her possession as well as all documents which in any way whatever relate to ICTS and/or affiliated companies and/or its customers and other business relations, all this in the broadest sense, as well as all copies of such documents (whether or not recorded on data carriers) and property.

      In addition to the above responsibilities, if you are handling information protected by any privacy policy published by us, such as our website privacy policy, then you must handle that information solely in accordance with the applicable policy.

15.   MEDIA/PUBLIC DISCUSSIONS

      It is our policy to disclose material information concerning ICTS to the public only through specific limited channels to avoid inappropriate publicity and to ensure that all those with an interest in the company will have equal. access to information. All inquiries or calls from the press and financial analysts should be referred to a Managing Director.

16.   WAIVERS

      There will be no waivers of this Code unless an exception is made in accordance with Section 18 of this Code.

17.   COMPLIANCE STANDARDS AND PROCEDURES

      Compliance Resources

      Your most immediate resource for any matter related to the Code is your supervisor. He or she may have the information you need, or may be able to refer the question to another appropriate source. There may, however, be times when you prefer not to go to your supervisor. In these instances, you should feel free to discuss your concern with a Managing Director, the General Counsel or the Chairperson of the Audit Committee.

      Clarifying Questions and Concerns; Reporting Possible Violations

      If you encounter a situation or are considering a course of action and its appropriateness is unclear, discuss the matter promptly with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee; even the appearance of impropriety can be very damaging and should be avoided.

      If you are aware of a suspected or actual violation of Code standards by others, you have a responsibility to report it. You are expected to promptly provide a compliance resource with a specific description of the violation that you believe has occurred, including any information you have about the persons involved and the time of the violation. Whether you choose to speak with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee, you should do so without fear of any form of retaliation. We will take prompt disciplinary action against any employee who retaliates against you, up to and including termination of employment.

      Supervisors must promptly report any complaints or observations of Code violations to a Managing Director, the General Counsel or the Chairperson of the Audit Committee. A Managing Director, the General Counsel or the Chairperson of the Audit Committee will investigate all reported possible Code violations promptly and with the highest degree of confidentiality that is possible under the specific circumstances. Your cooperation in the investigation will be expected.

IF THE INVESTIGATION INDICATES THAT A VIOLATION OF THE CODE HAS PROBABLY OCCURRED, WE WILL TAKE SUCH ACTION AS WE BELIEVE TO BE APPROPRIATE UNDER THE CIRCUMSTANCES. IF WE DETERMINE THAT AN EMPLOYEE IS RESPONSIBLE FOR A CODE VIOLATION, HE OR SHE WILL BE SUBJECT TO DISCIPLINARY ACTION UP TO, AND
INCLUDING, TERMINATION OF EMPLOYMENT OR SUMMARY DISMISSAL ("ONTSLAG OP STAANDE VOET") AND, IN APPROPRIATE CASES, CIVIL ACTION OR REFERRAL FOR CRIMINAL PROSECUTION. APPROPRIATE ACTION MAY ALSO BE TAKEN TO DETER ANY FUTURE CODE VIOLATIONS.

18.   ss. 406 OFFICERS

      a) The ss. 406 Officers shall supervise the implementation of measures that are designed to ensure that information disclosed in reports and documents filed with or submitted to the Securities and Exchange Commission, or contained in other public communications made by ICTS, is full, fair, accurate, complete, timely and understandable.

      b) The ss. 406 Officers shall promptly bring to the attention of the Audit Committee of the ICTS's Supervisory Board (the "Audit Committee") any material information of which he or she may become aware that could affect the disclosures made by ICTS in its public filings.

      c) The ss. 406 Officers shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (i) significant deficiencies in the design or operation of internal controls which could adversely affect ICTS ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in ICTS's financial reporting, disclosures or internal controls.

      d) The ss. 406 Officers shall promptly bring to the attention of ICTS's Corporate Compliance Officer and to the Audit Committee any information he or she may have concerning any violation of this Code of Ethics or ICTS's Business Conduct Guidelines by any director, officer or other employee of the Company.

      e) The ss. 406 Officers shall promptly bring to the attention of the Corporate Compliance Officer and to the Audit Committee any material transaction or relationship that arises and of which he or she becomes aware that reasonably could be expected to give rise to an actual or apparent conflict of interest between a director or senior officer of ICTS, on the one hand, and ICTS, on the other. Any failure of a ss. 406 Officer to observe the terms of this Code of Ethics or the Business Conduct Guidelines may result in appropriate disciplinary action that shall be designed to deter wrongdoing and to promote accountability to this Code of Ethics and the Business Conduct Guidelines.

      The Audit Committee shall be responsible for recommending to the ICTS's Supervisory Board whether and on what terms to grant to any ss. 406 Officer a waiver of this Code of Ethics or the Business Conduct Guidelines. The decision to grant to any ss. 406 Officer a waiver of this Code of Ethics or the Business Conduct Guidelines shall be made by the Supervisory Board and shall be promptly disclosed to the public and ICTS's shareholders in accordance with applicable law and listing standards.

Acknowledgement Form

      All employees, officers and directors of ICTS are required to sign this acknowledgement form at the time their employment commences and annually thereafter.

      This Code describes important information regarding values and ethical behavior at ICTS, and I understand that I should consult the General Counsel or a Managing Director, the Chairperson of the Audit Committee regarding any questions not answered in this Code.

      Since the information described here is necessarily subject to change, I acknowledge that revisions to this Code may occur. All such changes will be communicated through official notices, and I understand that revised information may supersede, modify or eliminate the existing Code. This Code may only be changed as provided herein.

      I have received this Code and I understand that it is my responsibility to read and comply with the principles contained in this Code and any revisions made to it. I understand that by signing this I am acknowledging that I have read this Code and any violations of this Code will be subject to disciplinary action, up to and including termination of employment or summary dismissal ("ontslag op staande voet").

NAME (printed):

SIGNATURE:

DATE:

                                    Exhibit C

                            ICTS International, N.V.

            2008 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

1.    DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this ICTS International, N.V. 2008 Employee, Director and Consultant Stock Option Plan, have the following meanings:

      Administrator means the Supervisory Board, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Compensation Committee.

      Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

      Supervisory Board means the Supervisory Board of the Company.

      Code means the United States Internal Revenue Code of 1986, as amended.

      Committee means the compensation committee of the Supervisory Board to which the Supervisory Board has delegated power to act under or pursuant to the provisions of the Plan.

      Common Stock means shares of the Company's common stock, 0.45 Euro par value per share.

      Company means ICTS International, N.V., a corporation originated under the laws of The Netherlands.

      Disability or Disabled means permanent and total  disability as defined in
      Section 22(eX3) of the Code.

      Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

      Fair Market Value of a Share of Common Stock means:

      (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

      (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

      (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

      ISO means an option  meant to qualify as an  incentive  stock option under
      Section 422 of the Code.

      Non-Qualified Option means an option which is not intended to qualify as an ISO.

      Option means an ISO or Non-Qualified Option granted under the Plan.

      Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

      Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

      Plan  means  ICTS  International,   N.V.,  2008  Employee,   Director  and
      Consultant Stock Option Plan.

      Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both,

      Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISO's and Non-Qualified Options.

3.    SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,500,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan,

If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan, Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement

4.    ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Supervisory Board, except to the extent the Supervisory Board delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

      a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

      b. Determine which employees of the Company or of an Affiliate shall be designated as Employees and which of the Employees, directors and consultants shall be granted Options;

      c. Specify the terms and conditions upon which an Option or Options may be granted; and

      d. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or t~ otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Options or Shares acquired upon exercise of Options.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as 150g. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.    ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Employees. Non-Qualified Options may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual nor disqualify him or her from, participation in any other grant of Options.

6.    TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

      A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

      a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value of the Common Stock.

      b. Each Option Agreement shall state the number of Shares to which it pertains;

      c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

      d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

            i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

            ii.The Participant or the Participants Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

            B. ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

            a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

            b. Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason o the applicable attribution rules in Section 424(d) of the Code:

            i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

            ii.More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

            c. Term of Option: For Participants who own:

            10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

            ii.More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

            d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISO's which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISO's are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full, partial or no recourse, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of(a), (b), (c) and
      (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky' laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (1) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the
Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.    RIGHTS AS A SHAREROLDER.

No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9.    ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (1) above shall no longer qualify as an ISO. The designation of a beneficiary of an Option by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any tights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10. EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

      a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any other reason than termination "for cause', Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

      b. Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option intended to be an ISO, be exercised later than ninety (90) days after the Participant's termination of employment.

      c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within ninety (90) days after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

      d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Supervisory Board determines that, either or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute 'cause', then such Participant shall forthwith cease to have any right to exercise any Option.

      e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

      f. Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11.   EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

      a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

      b. For purposes of this Plan,  "cause"  shall  include (and is not limited
      to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

      c. "Cause' is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participants termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

      d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause' for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

12.   EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such
Participant:

      a. To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

      b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rats portion through the date of Disability any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The prorate shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's termination of' employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination  is set forth in another  agreement  between  the Company and such
Participant, in which case such procedure shall, be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.   EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

      a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

      b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rats portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.   PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

      a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

      "The shares represented by this certificate have been taken for investment and. they may not be sold or otherwise transferred by any person, including a pledgee, unless (I) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

      b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15.   DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participants Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.   ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Participant's Option Agreement:

A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such events. If additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately and appropriate adjustments may be made in the purchase price per share to reflect such events.

B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or
(ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise the number of replacement securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

D. Modification of ISO's. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISO's shall be made only after the Administrator determining whether such adjustments would constitute a "modification" of such ISO's (as that term is defined in Section 424(h) of the

Code) or would cause any adverse tax consequences for the holders of such ISO's. If the Administrator determines that such adjustments made with respect to ISO's would constitute a modification of such ISO's, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of" consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.   ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.   FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

19.   CONVERSION OF ISO's INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISO's.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISO5 converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

20.   WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.LC.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph
21), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph I above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participants payment of such additional withholding.

21.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in
Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter

22.   TERMINATION OF THE PLAN.

The Plan will terminate on May 31, 2018, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.

23.   AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.   EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.   GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of New York and The Netherlands.

Acknowledgement Form

All employees, officers and directors of ICTS are required to sign this acknowledgement form at the time their employment commences and annually thereafter.

This Code describes important information regarding values and ethical behavior at ICTS, and I understand that I should consult the General Counsel or a Managing Director, the Chairperson of the Audit Committee regarding any questions not answered in this Code.

Since the information described here is necessarily subject to change, I acknowledge that revisions to this Code may occur. All such changes will be communicated through official notices, and I understand that revised information may supersede, modify or eliminate the existing Code. This Code may only be changed as provided herein.

I have received this Code and I understand that it is my responsibility to read and comply with the principles contained in this Code and any revisions made to it. I understand that by signing this I am acknowledging that I have read this Code and any violations of this Code will be subject to disciplinary action, up to and including dismissal.

NAME (printed):

SIGNATURE:

DATE:

                           POWER OF ATTORNEY AND PROXY

      The undersigned, hereby grants power of attorney and proxy, jointly and severally to:

Avraham Dan
Ran Langer

for and in name, place and stead of the undersigned to attend the Annual General meeting of Shareholders of ICTS International N.V., a public company whose statutory seat and registered office is in Amstelveen, The Netherlands, which Annual General Meeting to be held at 10:00, local time, on Wednesday, December 17, 2008, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands or any adjournment or adjournments thereof, and for and in name, place and stead of the undersigned to sign at that Annual General Meeting the attendance register, to take part in all discussions, to make such proposals as the attorney may deem expedient, and to exercise the right to vote attached to the shares of the undersigned as well as all other rights which may be exercised at the Annual General Meeting on behalf of the undersigned, and further to do and perform any and all acts relating to the foregoing which may be useful or necessary and which the undersigned might or could or should do if personally present, all this with full power of substitution.

The Proposed Resolutions

Unless otherwise indicated, this Power of Attorney and Proxy confers authority to vote "FOR" for the resolutions contained herein. The Management Board and the Supervisory Board recommends a vote of "FOR" for the resolutions contained herein. This proxy is solicited on behalf of the Management Board of ICTS International N.V. and may be revoked prior to its exercise by a written notice to the Chief Executive Officer of the Company.

1. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

2. Adoption of the annual accounts of the fiscal year 2007.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

3. Election of three Managing Directors.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

4. Election of six Supervisory Directors.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

5. Ratification of appointment of Independent Auditors for the Company.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

6. Discharge from liability of the Management and Supervisory Boards.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

7. Adoption of the 2008 Employee, Director and Consultant Stock Option Plan.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

8. Adoption of an Amendment to the Articles of Association.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

9. Authorization to the Supervisory Board to issue shares of Common Stock.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

10. Authorization for the Company to repurchase shares.

FOR      AGAINST      ABSTAIN
[ ]      [ ]          [ ]

If a natural person insert: surname, forenames, full residential address and date of birth. If a body corporate insert: corporate name, place of registered office, full business address. A power of attorney given by a body corporate must be signed by an officer/officers duly authorized to represent the body corporate. If necessary inspect the records of the Chamber of Commerce where the body corporate is registered, and/or its articles of association or by-laws.

NOTE: Signature(s) should follow exactly the name(s) on the stock certificate. Executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.


Dated:           , 2008

By:
------------------------------

Name:
------------------------------

Title:
------------------------------

                            ICTS INTERNATIONAL, N.V.
                            ------------------------

                                  Annual Report
                          Year Ended December 31, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 20-F

[_] REGISTRATION STATEMENT PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                                       OR

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                       OR

[_] SHELL COMPANY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of event  requiring this shell company report . . . . . . .

     For the transition period from _________________ to _________________

                         COMMISSION FILE NUMBER 0-28542

                            ICTS INTERNATIONAL, N.V.
--------------------------------------------------------------------------------

             (Exact Name of Registrant as specified in its charter)

                                 Not Applicable
--------------------------------------------------------------------------------
                 (Translation of Registrant's name into English)

                                 The Netherlands
--------------------------------------------------------------------------------
                 (Jurisdiction of incorporation or organization)

               Biesbosch 225, 1181 JC Amstelveen, The Netherlands
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                        Avraham Dan, Tel: +31-20-3471077,
                 Email: dan@ictsusa.com, Address: Same as above
--------------------------------------------------------------------------------
                (Name, Telephone, E-mail and/or Facsimile number
                     and Address of Company Contact Person)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each Class:  None     Name of each exchange on which registered:  None

Securities registered or to be registered pursuant to Section 12(g) of the Act:

                  Common Shares, par value 0.45 Euro per share
--------------------------------------------------------------------------------
                                (Title of Class)

        Securities for which there is a reporting obligation pursuant to
                           Section 15(d) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

Indicate the number of outstanding shares of each of the issuer's classes of capital or common stock as of the close of the period covered by the annual report: 6,672,980
        ---------

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
                                                             YES [_]     NO [X]

If this report is an annual or transition report, indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
                                                             YES [_]     NO [X]

Note - Checking the box above will not relieve any registrant required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 from their obligations under those sections.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                             YES [X]     NO [_]

Indicate by check mark whether the registrant is a large accelerated filer, am accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [_]   Accelerated filer [_]   Non-accelerated filer [X]

      Indicate by check mark which basis of accounting the registrant has used to prepare the financial statements included in this filing:

U.S. GAAP [X]  International Financial Reporting Standards as issued   Other [_]
               by the International Accounting Standards Board [_]

      If "Other" has been checked in response to the previous question, indicate by check mark which financial statement item the registrant has elected to follow.
                                                       Item 17 [_]   Item 18 [_]

If this is an annual report, indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
                                                             YES [_]     NO [X]

(APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PAST FIVE YEARS)

      Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.
                                                             YES [_]     NO [_]

When used in this Form 20-F, the words "may", "will", "expect", "anticipate", "continue", "estimates", "project", "intend" and similar expressions are intended to identify Forward-Looking Statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends that may affect the Company's future plans of operations, business strategy, operating results and financial position. Prospective investors are cautioned that any Forward-Looking Statements are not guarantees of future performance and are subject to risks and uncertainties and those actual results may differ materially from those included within the Forward-Looking Statements as a result of various factors.

                                Table of Contents

Part I                                                                         4
------
Item 1            Identity of Directors, Senior Management and Advisers        4

Item 2            Offer Statistics and Expected Timetable                      4
Item 3            Key Information                                              4
Item 4            Information on the Company                                  11
Item 5            Operating and Financial Review and Prospects                20
Item 6            Directors, Senior Management and Employees                  35
Item 7            Major Shareholders and Related Party Transactions           43
Item 8            Financial Information                                       47
Item 9            The Offer and Listing                                       49
Item 10           Additional Information                                      50
Item 11           Quantitative and Qualitative Disclosures about Market Risk  62
Item 12           Description of Securities other than Equity Securities      62

Part II                                                                       62
-------
Item 13           Defaults, Dividend Arrearages and Delinquencies             62
Item 14           Material Modifications to the Rights of Security Holders
                  and the Use of Proceed                                      62
Item 15           Controls and Procedures                                     62
Item 16A          Audit Committee Financial Expert                            64
Item 16B          Code of Ethics                                              64
Item 16C          Principal Accountant Fees and Services                      64
Item 16D          Exceptions from Listing Standards for Audit Committees      64

Part III                                                                      64
--------
Item 17           Financial Statements                                        64
Item 18           Financial Statements                                        64
Item 19           Exhibits                                                    65

Exhibits
--------
Exhibit 12.1      Certification

Exhibit 13.1      Certification

                                     PART I

Item 1. Identity of Directors, Senior Management and Advisers

      Not Applicable

Item 2. Offer Statistics and Expected Timetable

      Not Applicable

Item 3. Key information.

      Operations

      ICTS International, N.V., including its subsidiaries (collectively referred to herein as "ICTS" or "the Company"), is a provider of aviation security and other aviation related services through service contracts with airline companies, airport authorities and governments. In 2002, one of the company's subsidiaries, Huntleigh USA Corporation ("Huntleigh") derived a substantial portion of its revenues from providing aviation security services to the United States Transportation Security Administration ("TSA"). Commencing November 2002, the Company ceased providing such services to the TSA but continues to provide such services to aviation companies and others outside the U.S.

      Discontinued Operations

      In December 2005, the Company's management decided to cease two of its segments operations and to focus on the main core business of the company; the aviation security activities and aviation related services.

      Following the decision, the Company ceased its operations in the Leasing and Entertainment segments. The leased equipment was sold to the lessee and the entertainment sites were closed as of December 31, 2005.

      Selected Financial Data

      Selected Consolidated Statements of Income Data set forth below have been derived from ICTS Consolidated Financial Statements which were prepared in accordance with U.S. GAAP. The Selected Consolidated Financial Data set forth below should be read in conjunction with Item 5 Operating and Financial Review and ICTS Consolidated Financial Statements and the Notes to those financial statements included in Item 18 in this Annual Report.

      The data reflects the results of operations and net assets of continuing operations, while details of the discontinued operations are presented separately.

                                       (U.S Dollars in thousands)
--------------------------------------------------------------------------------
Continuing Operations          2007      2006      2005       2004      2003
---------------------          ----      ----      ----       ----      ----
Cash and cash equivalents     $2,095    $1,743    $5,927     $3,224    $7,404
Current Assets                15,771    17,444    24,962     23,529    30,002
Total Assets                  24,230    26,425    31,676     37,507    55,914
Current Liabilities           28,216    29,249    25,435     20,395    24,747
Shareholders Equity
    (Deficiency)             (20,610)  (19,002)   (5,148)    21,506    46,961
Discontinued Operations
-----------------------
Total Assets                  $2,873      $130      $537    $17,455   $28,586
Total Liabilities             10,619    13,441    11,424      8,786     8,601
--------------------------------------------------------------------------------

Selected Financial Data Statement of Operations

         The following table summarizes certain statement of operations data for ICTS for the years ended December 31, 2007, 2006, 2005, 2004, and 2003:

                                                           (U.S Dollars in thousands except per share data)
                                                                          Year ended December 31,
                                                  ---------------------------------------------------------------------
                                                     2007           2006           2005           2004          2003*
                                                  ---------      ---------      ---------      ---------      ---------
REVENUES                                            $64,780        $60,791        $57,713        $57,993        $67,933
COST OF REVENUES                                     52,397         55,284         53,721         52,825         52,557
                                                  ---------      ---------      ---------      ---------      ---------
GROSS PROFIT                                         12,383          5,507          3,992          5,168         15,376

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         13,338         14,878         11,690         12,201          9,344
                                                  ---------      ---------      ---------      ---------      ---------
OPERATING INCOME (LOSS)                                (955)        (9,371)        (7,698)        (7,033)         6,032

FINANCIAL INCOME (EXPENSES) - net                    (3,334)          (714)          (908)          (452)         4,118
OTHER INCOME (EXPENSES) - net                          (246)         1,241            147         (2,907)          (353)
                                                  ---------      ---------      ---------      ---------      ---------
INCOME (LOSS) BEFORE TAXES                           (4,535)        (8,844)        (8,459)       (10,392)         9,797
INCOME TAXES BENEFIT (EXPENSE)                         (966)          (846)        (2,387)         1,529         (3,910)
SHARE IN LOSSES OF ASSOCIATED COMPANIES - net        (2,479)          (132)          (486)        (1,625)        (6,661)
                                                  ---------      ---------      ---------      ---------      ---------
LOSS FROM CONTINUING OPERATIONS                      (7,980)        (9,822)       (11,332)       (10,488)          (774)

DISCONTINUED OPERATIONS:
Profit (Loss) from discontinued
  operations, net of tax expenses
  (Benefit) of $(2,470), $2,476,
  $(2,525), $(1,655) and $(795)
  in 2007, 2006, 2005, 2004 and
  2003, respectively, includes
  loss of $4,774 on sale of assets
  to a related party in 2005, and
  after share in loss of associated
  company of $36 and $81 in 2005 and
  2004, respectively                                  5,422         (4,248)       (13,548)       (15,474)       (18,130)
                                                  ---------      ---------      ---------      ---------      ---------
LOSS FOR THE YEAR                                    (2,558)       (14,070)       (24,880)       (25,962)       (18,904)
                                                  =========      =========      =========      =========      =========
OTHER COMPREHENSIVE INCOME (Loss):
Translation adjustments                                  80           (399)        (1,560)         1,043          3,456
Unrealized gains (losses) on marketable
  securities                                            497            104           (214)          (616)           794
Reclassification adjustment for losses
  for available for sale securities
  included in net income                                                                                            237
                                                  ---------      ---------      ---------      ---------      ---------
                                                        577           (295)        (1,774)           427          4,487
                                                  ---------      ---------      ---------      ---------      ---------
TOTAL COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR                                        $(1,981)      $(14,365)      $(26,654)      $(25,535)      $(14,417)
                                                  =========      =========      =========      =========      =========
PROFIT (LOSS) PER SHARE:
Loss from continued operations:
Loss per common share - basic                        $(1.22)        $(1.51)        $(1.74)        $(1.61)        $(0.12)
                                                  =========      =========      =========      =========      =========
(Loss) per common share - diluted                    $(1.22)        $(1.51)        $(1.74)        $(1.61)        $(0.12)
                                                  =========      =========      =========      =========      =========
Profit (Loss) from discontinued operations:
Profit (Loss) per common share - basic                $0.83         $(0.65)        $(2.07)        $(2.37)        $(2.78)
                                                  =========      =========      =========      =========      =========
Profit (Loss) per common share - diluted              $0.83         $(0.65)        $(2.07)        $(2.37)        $(2.78)
                                                  =========      =========      =========      =========      =========
NET LOSS:
Loss per common share - basic                        $(0.39)        $(2.16)        $(3.81)        $(3.98)        $(2.90)
                                                  =========      =========      =========      =========      =========
Loss per common share - diluted                      $(0.39)        $(2.16)        $(3.81)        $(3.98)        $(2.90)
                                                  =========      =========      =========      =========      =========
Weighted average shares of common
  stock outstanding                               6,528,100      6,528,100      6,528,100      6,524,250      6,513,100
Adjusted diluted weighted average
  shares of Common stock outstanding              6,528,100      6,528,100      6,528,100      6,524,250      6,513,100
                                                  =========      =========      =========      =========      =========

*     Some numbers of 2003 were reclassified to match 2004-2007 presentations.

    Risk Factors.

      You should carefully consider the risks described below regarding the business and the ownership of our shares. If any of the risks actually occur, our business, financial condition or results of operations could be adversely affected, and the price of our common stock could decline significantly.

      Developments that have had a significant impact on our operations.

      One major event in 2001 and early 2002 significantly changed our business operations: the passage of the Aviation and Transportation Security Act (the "Security Act") by the United States Congress in response to the terrorist attacks on September 11, 2001, pursuant to which the Federal Government through the TSA took over aviation security services in the U.S. in November 2002. As a result of this event, we have limited aviation security operations in the U.S.

      If we are unable to increase revenues from aviation security services, our financial condition and results of operations will be adversely affected.

      If we are unsuccessful in resolving our disagreements with the TSA, there may be a significant material adverse effect on our financial condition.

      In February 2002, we entered into an aviation security services contract with the TSA to continue to provide aviation security services in all of our current airport locations until the earlier of either the completed transition of these security services on an airport by airport basis to the U.S. Federal Government or November 2002.

      In connection with payments made by the TSA to Huntleigh USA, a wholly owned subsidiary of the Company, for aviation security services provided in 2002, the Defense Contract Management Agency has indicated that it believes that Huntleigh should not have been paid on a fixed price basis as believed by Huntleigh, but on an actual costs plus basis, what the TSA would consider a reasonable profit. On that later basis, Huntleigh may be required to repay to the TSA the difference between such amount and the actual amounts paid to it. Huntleigh, however, has various claims for additional amounts it considers are due to it for the services provided to the TSA.

      If the TSA will claim such difference from Huntleigh and will prevail in all of its contentions, and none of Huntleigh's claims will be recognized, then the Company may suffer a loss in an amount of about $59 million. The Company is engaged in litigation with the FAA/TSA. No provisions have been made by the Company with respect to the above potential claims.

      Claim for Loss of Business.

      The Security Act provides that all aviation security services in the U.S. will be handled by the Federal Government through the TSA. As a result of the passage of the Security Act the TSA took over aviation security in the U.S. since the end of 2002. Our failure to be able to meet the TSA's requirements or to secure contracts from the TSA will have a material adverse affect on our business.

      As a foreign corporation, the Company is not eligible to bid for security service contracts with the TSA.

      Huntleigh's main business was providing airport security services to airlines and airports but as a result of the creation of the TSA and the requirement that the TSA take over airport security, Huntleigh has lost its principal business. Huntleigh has commenced legal action against the U.S.

Government for the "Taking" of its business and to protect its rights under the Fifth Amendment of the U.S. Constitution. Huntleigh seeks to recover the going concern value of the lost business. The suit was brought in the U.S Court of Federal Claims. The Court has decided against the Company. The Company appealed this decision and the U.S. Court of Appeals for the Federal Circuit affirmed the lower court's ruling against the Company.

      We face significant potential liability claims.

      As a result of the September 11th terrorist attacks, numerous lawsuits have been commenced against us and our U.S. subsidiary. The cases arise out of airport security services provided for United Flight 175 out of Logan Airport in Boston, Massachusetts which crashed into the World Trade Center. In addition, to the present claims, additional claims may be asserted. The outcome of these or additional cases is uncertain. If there is an adverse outcome with respect to any of these claims which is not covered by insurance, then there may be a significant adverse impact on us.

      We have incurred major losses in recent years.

      We incurred net losses of approximately $2.6, $14.1, $24.9, $26.0 and $18.9 million in 2007, 2006, 2005, 2004 and 2003 respectively. We cannot assure you that we can achieve profitability. The losses were accompanied by net cash used in operating activities of $3.6, $7.6, $5.2, $1.2 and $19.3 million in 2007, 2006, 2005, 2004 and 2003, respectively, and at December 31, 2007 the
Company had a working capital deficiency of $11.7 million and negative equity of
20.6 million. If we do not achieve new service contracts and profitability, the viability of our company will be in question and our share price will likely decline.

      Our auditors have expressed an opinion that there is substantial doubt about our ability to continue as a going concern.

      In its report, our auditors have expressed an opinion that there is substantial doubt about our ability to continue as a going concern. As discussed in the accompanying audited financial statements at the year ended December 31, 2007, the Company had revenue of $64.8 million and a total loss of $2.6 million as well as a net working capital deficiency and negative equity.

      We are reliant on loans made by our principal stockholder.

      Our financing activities have consisted primarily of loans from our principal stockholder. We do not have any other continual commitments or identified sources of additional capital from third parties. There is no assurance that our principal stockholder will continue making loans to us and even if loans are made, there is no assurance that the terms will be favorable to the Company.

      IRS Audit.

      The Company's Subsidiary is currently undergoing an IRS audit for the years ended December 31, 2002, 2003 and 2004. Should the audit conclude that the Company owes significant funds to the IRS this could have an adverse effect on the financial condition of the Company.

      We are dependent on our key personnel.

      Our success will largely depend on the services of our senior management and executive personnel. The loss of the services of one or more of such key personnel could have a material adverse impact on our operations. Our success will also be dependent upon our ability to hire and retain additional qualified executive personnel. We cannot assure you that we will be able to attract, assimilate and retain personnel with the attributes necessary to execute our strategy. We cannot assure you that one or more of our executives will not leave our employment and either work for a competitor or otherwise compete with us.

      We will be dependent on major customers.

      Our contracts with airports or airlines may be canceled or not renewed.

      Our revenues are primarily provided from services pursuant to contracts, which are cancelable on short notice at any time, with or without cause. We cannot assure you that an existing client will decide not to terminate us or fail to renew a contract. In addition consolidation in the airline industry could also result in a loss of customers. Any such termination or failure to renew a contract with us could have a material adverse effect on our results of operations or financial condition. There is a material contract that will expire in 2009 and the Company is in the process of negotiations to renew the contract. If the negotiations will not be in the Company's favor it will have a material affect on the Company's financial results.

      If our relationship with our major customers is impaired, then there may be a material adverse affect on our results of operations and financial condition. Our major customers consist of the major airlines servicing the United States. Currently our customers' financial results may suffer because of the increase in oil prices which has affected also our situation as service provider. If such airlines encounter financial difficulty this may have a material adverse impact on our business.

      Our success will be dependent upon our ability to change our business strategy.

      As part of our new business strategy we intend to develop technological solutions and systems for the aviation security industry, develop or acquire security activities other than aviation security, and seek other revenue producing businesses and business opportunities.

      We cannot assure you that we will be able to develop new systems or develop systems that are commercially viable. Our success in developing and marketing our systems will also depend on our ability to adapt to rapid technology changes in the industry and to integrate such changes into our systems.

      We cannot assure you that we will be successful in our attempts to change or implement our business strategy. We may not have the expertise to be successful in developing our business in areas that are not related to the security industry.

Our failure to change our business strategy or implement it successfully will have a material adverse affect on our financial condition and results of operations.

      We compete in a highly competitive industry and our competitors, who may have many more resources than us, may be more successful in developing new technology and achieving market acceptance of their products.

      Competition in the aviation security industry as well as in the non-security related aviation services industry is intense. Many of our competitors have greater financial, technical and marketing resources. We expect that our competitors will develop and market alternative systems and technologies that may have greater functionality or be more cost effective than the services we provide or the systems that we may develop. If our competitors develop such systems we may not be able to successfully market our systems. Even if we are able to develop systems with greater functionality which are more cost effective than those developed by our competitors, we may not be able to achieve market acceptance of our systems because our competitors have greater financial and marketing resources.

      The aviation security industry is subject to extensive governmental regulation, the impact of which is difficult to predict.

      The Security Act has had a significant negative impact on our aviation security business. In addition, our ability to successfully market new systems will be dependent upon government regulations over which we have no control. Any existing or new regulation may cause us to incur increased expenses or impose substantial liability upon us. The likelihood of such new legislation is difficult to predict. During 2007 the TSA took over part of Huntleigh's business regarding the ticket checkers. Annual expected loss of revenues is approximately $5 million.

      The markets for our products and services may be adversely affected by legislation designed to protect privacy rights.

      From time to time, personal identity databases and technologies utilizing such databases have been the focus of organizations and individuals seeking to curtail or eliminate the use of personal identity information technologies on the grounds that personal information and these technologies may be used to diminish personal privacy rights. In the event that such initiatives result in restrictive legislation, the market for our products may be adversely affected.

      Our operations are dependent upon obtaining required licenses.

      A license to operate is required from the airport authority in the airports in which we currently operate. The loss of, or failure to obtain, a license to operate in one or more of such airports could result in the loss of, or the inability to compete for, contracts in the airports in which we have licenses.

      Litigation.

      We are currently a plaintiff and defendant in several significant lawsuits, the outcome of which could have a material adverse effect on the Company.

      Our financial condition is subject to currency risk.

      Part of our income is derived in foreign countries. We generally retain our income in local currency at the location the funds are received. Since our financial statements are presented in United States dollars, any significant fluctuation in the currency exchange rate between such currency and the United States dollar would affect our results of operations and our financial condition.

      The market price of our common stock may be volatile, which may make it more difficult for you to resell your shares when you want at prices you find attractive.

      The market price of our common stock may from time to time be significantly affected by a large number of factors, including, among others, variations in our operating results, the depth and liquidity of the trading market for our shares, and differences between actual results of operations and the results anticipated by investors and securities analysts. Many of the factors which affect the market price of our common stock are outside of our control and may not even be directly related to us.

      As of December 31, 2007, three groups of shareholders, officers and directors own approximately 81.5% of our shares (including options that are in the money and immediately exercisable). Their interests could conflict with yours; significant sales of shares held by them could have a negative effect on our stock price.

      Mr. Menachem Atzmon, a director and chairman of the board of the Company, as a representative of the Atzmon Family Trust, owns or controls approximately 56% of our issued and outstanding common stock. As a result of such ownership, and/or control, the Atzmon Family Trust is able to significantly influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. Such concentration may also have the effect of delaying or preventing a change in control. In addition, sales of significant amounts of shares controlled by the Atzmon Family Trust or any other main shareholder, or the prospect of these sales, could adversely affect the market price of our common stock.

      We cannot assure you that we will pay dividends.

      Although we have paid cash dividends in the past, we cannot assure you that any future dividends will be declared or paid.

      We are subject to the laws of the Netherlands.

      As a Netherlands "Naamloze Vennootschap" (N.V.) public limited liability company, we are subject to certain requirements not generally applicable to corporations organized under the laws of jurisdictions within the United States. Among other things, the authority to issue shares is vested in the general meeting of shareholders, except to the extent such authority to issue shares has been delegated by the shareholders or by the Articles of Association to another corporate body for a period not exceeding five years. The issuance of the common shares is generally subject to shareholder preemptive rights, except to the extent that such preemptive rights have been excluded or limited by the general meeting of shareholders (subject to a qualified majority of two-thirds of the votes if less than 50% of the outstanding share capital is present or represented) or by the corporate body designated to do so by the general meeting of shareholders or the Articles of Association. Such a designation may only take place if such corporate body has also been designated to issue shares.

      In this regard, the general meeting of shareholders has authorized our Supervisory Board to issue any authorized and unissued shares at any time up to five years from December 6, 2006, the date of such authorization, and has authorized the Supervisory Board to exclude or limit shareholder preemptive rights with respect to any issuance of common shares prior to such date. Such authorizations may be renewed by the general meeting of shareholders from time to time, for up to five years at a time. This authorization would also permit the issuance of shares in an acquisition, provided that shareholder approval is required in connection with a statutory merger (except that, in certain limited circumstances, the board of directors of a surviving company may resolve to legally merge the company). Shareholders do not have preemptive rights with respect to shares which are issued against payment other than in cash.

      Our corporate affairs are governed by our Articles of Association and by the laws governing corporations incorporated in the Netherlands. Our public shareholders may have more difficulty in protecting their interests in the face of actions by the Supervisory Board or the Management Board, or their members, or controlling shareholders, than they would as shareholders of a company incorporated in the United States. Under our Articles of Association, adoption of our annual accounts by the shareholders discharges the Supervisory Board, the Management Board and their members from liability in respect of the exercise of their duties for the particular financial year, unless an explicit reservation is made by the shareholders and without prejudice to the provisions of Netherlands law, including provisions relating to liability of members of supervisory boards and management boards upon the bankruptcy of a company pursuant to the relevant provisions of The Netherlands Civil Code. However, the discharge of the Supervisory Board and the Management Board and their members by the shareholders is not absolute and will not be effective as to matters misrepresented or not disclosed to the shareholders. An individual member of the Supervisory Board or the Management Board who can prove that he is not at fault for such an omission or misrepresentation would not be liable.

      U.S. judgments may not be enforceable in the Netherlands.

      A significant number of our activities are located outside the United States. In addition, members of the Management and Supervisory Boards and certain experts named herein are residents of countries other than the United States. As a result, it may not be possible for investors to effect service of process within the United States upon such persons or to enforce against such persons judgments of courts of the United States predicated upon civil liabilities under the United States federal securities laws.

      There is no treaty between the United States and the Netherlands for the mutual recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters. Therefore, a final judgment for the payment of money rendered by any federal or state court in the United States based on civil liability, whether or not predicated solely upon the federal securities laws, would not be directly enforceable in the Netherlands. In order to enforce any United States judgment obtained against us, proceedings must be initiated before a court of competent jurisdiction in the Netherlands. A court in the Netherlands will, under current practice, normally issue a judgment incorporating the judgment rendered by the United States court if it finds that (i) the United States court had jurisdiction over the original proceeding, (ii) the judgment was obtained in compliance with principles of due process, (iii) the judgment is final and conclusive and (iv) the judgment does not contravene the public policy or public order of the Netherlands. We cannot assure you that United States investors will be able to enforce any judgments in civil and commercial matters, including judgments under the federal securities laws against us or members of the Management or Supervisory Board [or certain experts named herein] who are residents of the Netherlands or countries other than the United States. In addition, a court in the Netherlands might not impose civil liability on us or on the members of the Management or Supervisory Boards in an original action predicated solely upon the federal securities laws of the United States brought in a court of competent jurisdiction in the Netherlands.

Item 4. Information on the Company

      History and Development of the Company.

      Unless the context indicates otherwise, all references herein to the "Company" or "ICTS" include ICTS International N.V., and its consolidated subsidiaries.

      Aviation Security Business.

      ICTS is a public limited liability company organized under the laws of The

Netherlands in 1992. ICTS's offices are located at Biesboch 225, 1181 JC Amstelveen, The Netherlands and its telephone number is +31-20-347-1077.

      The Company's predecessor, International Consultants on Targeted Security Holland B.V. ("ICTS Holland"), was founded in the Netherlands in 1987. Until 1994, subsidiaries and affiliates of ICTS Holland conducted similar business in which the Company is currently engaged. As of January 1, 1994, ICTS Holland's interest in its subsidiaries (other than three minor subsidiaries) was transferred to ICTS International B.V. ("ICTS International"). Thereafter, ICTS International purchased from a third party all of the outstanding shares of ICTS Holland, incorporated in The Netherlands in 1992 without any operations prior to its acquisition by ICTS International. As of January 1, 1996, the Company acquired all of the assets and assumed all of the liabilities of ICTS International.

      As of January 1, 1999, the Company acquired 80% of the issued and outstanding capital stock of Huntleigh and in January 2001 the Company exercised its option to acquire the remaining 20% at an agreed upon price formula making Huntleigh a wholly owned subsidiary. Huntleigh is a provider of aviation services and limited security services in the United States.

      In the wake of the events which occurred on September 11, 2001, the Federal Government of the United States, in November, 2001, enacted the Aviation and Transportation Security Act (the "Security Act") Public Law 107-71. Under the Security Act, entities may provide aviation security services in the United States only if they are owned and controlled at least 75% by U.S. citizens. As a company organized under the laws of the Netherlands, ICTS may be unable to comply with the ownership requirements under the Security Act. The Security Act is administered through the TSA.

      In the fourth quarter of 2002, pursuant to the Security Act, the Federal government through the TSA, took over substantially all of the aviation security operations in U.S. airports. As a result, ICTS, through its wholly owned subsidiary, Huntleigh, provides limited aviation services in the United States.

      In 2001 and 2002, ICTS sold substantially all of its European operations in two stages, for an aggregate purchase price of $103 million. As a result of the sale, ICTS fully divested itself at that time from its European operations, except for its operations in the Netherlands and Russia.

      In February 2005, as the non-competition restrictions, related to the sale of the European aviation security operations as mentioned above, expired, the Company made a strategic decision to re-enter the European aviation security market. In March 2005 the Company established a wholly owned subsidiary, I-SEC International Security B.V., under which all the European aviation security activities provided by ICTS are operated.

      Since 2005, the company re-entered the aviation security business in Europe by signing contracts with U.S. carriers. Following these contracts I-SEC established new subsidiaries throughout Europe, in the Netherlands, France, England, Spain, Hungary, Germany and other countries.

      Leasing Business.

      In the second quarter of 2002, the Company purchased equipment in the amount of $23.5 million and leased it back to the sellers, an affiliated private Dutch company, for 7 years in an operating lease agreement.

      In December 2004, ICTS determined that the future cash flows from the leased equipment will not recover its investment and as a result recorded an impairment loss of $2.2 million, in addition to an impairment loss of $6 million that was recorded in 2003.

    In June 2005, the company granted the lessee an option to purchase the equipment for an amount of $5 million, plus an amount equal to a related loan balance. The option was exercised on December 2005, and by that time the leasing activities of the company were terminated.

      Entertainment Business.

      On December 23, 2003, the Company, through wholly owned subsidiaries, purchased from ITA International Tourist Attractions, Ltd., ("ITA") (a company under the control of one of ICTS's shareholders) certain assets owned by ITA and used by it in the development, establishment and operation of motion-based entertainment theaters. The assets purchased consist primarily of intangible property and certain equipment. ITA was a company in which a principal shareholder of the Company, at the time, owned in the aggregate in excess of 50% of the shares. The purchase price for the assets purchased was $5.4 million. The purchase price was paid by set-offs against certain debts owed by ITA to the Company, cash and notes. As a part of the transaction, certain agreements made between the Company and ITA in 2001 were terminated, with the result that the Company was no longer committed to involve ITA in its existing and future entertainment projects. Prior to entering into the transaction the Company obtained a fairness opinion as to the fairness of the consideration and the transaction to the Company.

      Shortly after the facilities were opened, and based on its performances, the Company's management revaluated these investments and determined that the forecasted cash flows from these projects will not cover the investments. Based on the fair value using discounted cash flows model, the Company had recognized impairment losses in 2003 and 2004 totaling $20.8 million with respect to its entertainment investments.

      In 2005 the Company decided to cease its operations in the entertainment segment. In early 2006, the Company closed its motion-based entertainment theater in Baltimore, MD and its multi-experience motion-based entertainment theater in Atlantic City, NJ. The Company is also a partner (42.5%) in a movie-based entertainment facility in Niagara Falls, NY. No discussion has been made as to whether the Niagara Falls location should be closed as well.

      Business Overview

      General

      ICTS had specialized until 2002 in the provision of aviation security services. Following the taking of its aviation security business in the United States by the TSA in 2002, ICTS engages primarily in non-security related activities in the USA. In addition, ICTS provides non-security related aviation services and develops technological systems and solutions for the security market.

      ICTS, through I-SEC International Security B.V., supplies aviation security services at airports in Europe. Through Huntleigh it supplies aviation services and limited security services in the USA.

      Business Strategy

      ICTS is currently pursuing the following business strategy:

      Developing Security Related Technology.

      ICTS is focusing on developing security systems and technology for the aviation security and non-aviation security markets. ICTS is using the know-how and expertise it has acquired in the provision of enhanced aviation security services to develop such security systems and technology.

      Aviation Security Operations in Europe.

      ICTS, through I-SEC International Security B.V., supplies aviation security at airports, airlines and governments in Europe. During 2007, I-SEC was hired to provide and extend the security services it provides to Schiphol Airport in Amsterdam. This contract is for a period of five years and is an important breakthrough for the Company. ICTS NAS had a contract serving one customer which expired in February 2008. ICTS NAS is being liquidated.

      U.S. Operations.

      ICTS continues to provide limited security services and non-security aviation services in the U.S. through its subsidiary, Huntleigh.

      Services

      Services Offered in Europe. Prior to the sale of its European operations, ICTS primarily provided aviation security services, operated airport checkpoints, verified travel documents, provided baggage reconciliation services, operated electronic equipment, such as x-ray screening devices, operated manual devices, consulting services, public transportation, security consulting and training.

      Following the sale, ICTS primarily provided advanced passenger-screening services in The Netherlands and Russia. With its reentry into the aviation security market, I-SEC International Security B.V. is offering the same types of services as those listed above to interested clients, as well as additional, new services. The Company has completed the initial phase of its re-entry and penetration into the international aviation security market. This phase, executed in parallel to the expansion of the Company's existing operations in the Netherlands and in Russia, includes the establishment of new subsidiaries and the provision of services at international airports in London, UK; Paris, France; Cologne, Germany; Barcelona, Spain; Budapest, Hungary; Edinburgh, Scotland and more. I-SEC is supplying a range of aviation security services and implementing state-of-the-art technologies at these locations within the framework of long-term contracts signed with various airlines. Following this recent expansion, I-SEC is providing services at a total of 16 locations in Europe. Additionally, I-SEC is providing aviation security consulting services at airports in the Asia-Pacific region.

      Services Offered in the United States. Prior to the enactment of the Security Act, Huntleigh was one of the leading providers of security and non-security aviation services in the United States. Huntleigh currently provides limited aviation security services and other separate services at approximately 32 airports in 25 states.

      The limited security services provided by Huntleigh involves the following:

            o Charter Flight Screening for Airlines - which includes security check of passengers' body and carry-on items.

            o Ticket Checks - check of the boarding authorization of passenger and compares them to passenger ID before allowing the passenger to pass through the checkpoint. This service was provided until the end of 2007 and then it was taken away by the TSA.

            o Cargo Security Screening - for some international and domestic carriers.

      Each of the non-security services involves one of the following specific job classifications:

      Agent Services For Airlines.

      Agent services include: passenger service, ground handling and baggage service. Although an agent is a Huntleigh employee, the employee is considered a representative of specific airlines.

      Guard Services.

      Guard services involve guarding secured areas, including aircraft.

      Huntleigh provides cleaning services for aircraft cabins.

      Maintenance.

      Huntleigh provides that workers maintain equipment in one airport.

      Aircraft Search.

      Search of the entire aircraft to detect dangerous objects.

      Ramp Services.

      Ramp services include:

            o directing the aircraft into the arrival gate and from the departure gate

            o     cleaning the aircraft

            o     conducting cabin searches

            o     stocking supplies

            o     de-icing the aircraft and

            o moving luggage from one airplane to the baggage room and vice versa.

    Shuttle Service.

      Huntleigh shuttles airline crews from their hotels to the aircraft and vice versa in one airport.

      Skycap Services Provider.

      A skycap assists passengers with their luggage. Located at the curbside of the check-in at airports, a skycap checks in passengers' luggage and meets security requirements established by the TSA to screen passengers. A skycap also assists arriving passengers with transporting luggage from the baggage carousel to ground transportation or other designated areas.

      A skycap also may transport checked baggage from the curbside check-in to the airline counter. Concierge Service involves a skycap monitoring the baggage carousel to ensure that passengers do not remove luggage not belonging to them. In some airports, a skycap at the baggage claim area checks to see if the passengers' luggage tags match those on the specific luggage to ensure that a passenger is only removing his or her own luggage from the claim area.

      Wheelchair attendants.

      Wheelchair attendants transport passengers through the airport in airline and/or Company owned wheelchairs and may also operate electric carts for transporting passengers through the airport. Working closely with the attendants are dispatch agents who monitor requests and assignments for wheelchairs and dispatch the attendants as needed.

      Aviation Security Services.

      ICTS, through its subsidiary I-SEC International Security, B.V., provides pre-departure screening services at airports in the Netherlands and Russia, as well as London, UK and Paris, France. It also provides aviation security consulting services in the Asia-Pacific region, and has signed new contracts with carriers to supply aviation security services at additional locations. Prior to the enactment of the Security Act, Huntleigh provided such services in the U.S. Such services are designed to prevent or deter the carriage of any explosive, incendiary device, weapon or other dangerous objects into the sterile area of an airport concourse and aboard the aircraft. In 2002 Huntleigh provided such services in the United States exclusively to the TSA.

      Technological Systems and Solutions.

      The accumulated know-how and expertise of ICTS in the implementation of computer-based processors for advanced passenger screening enabled ICTS to develop its APS technology and system. The APS system is an automated computerized system that enables the pre-departure analysis of passenger information and is designed to screen airline passengers in a faster and more efficient manner.

      Technology Initiatives.

      I-BOX.

      I-BOX, a unique technological platform developed by the Company, comprises one of the main contributors to operational efficiency. It is an advanced mobile unit that can be implemented with multiple choices of software packages. The I-BOX systems provides an unparalleled level of performance while reducing processing times to a minimum, thus eliminating related delays and avoiding inconvenience to the passengers. The I-BOX system has been deployed successfully in various locations around the world, providing our customers with enhanced security operations.

      IP@SS.

      ICTS, through its subsidiaries, ICTS Technologies USA, Inc., launched a trial phase of its IP@SS project in 2003. IP@SS is a technological system integrating various components (Smart Document Reader, biometric unit, smart card unit, rule engine, watch lists and more), which enhances security while accelerating security check processes, thus improving operational efficiency and customer service to passengers. IP@SS operates in compliance with strict confidentiality and privacy standards. Basic and technologically upgraded IP@SS systems were tested within the framework of pilot trials, which were carried out at several airports, including London Gatwick (UK), Newark Liberty (USA), Amsterdam Airport Schiphol (the Netherlands) and Ezeria (Buenos Aires, Argentina).

      Automated Travel Check.

      Automated Travel Check is a technologically upgraded version of Travel Doc offered either as software only, or as a complete software and hardware package. It verifies that the passengers' travel documents fully comply with the requirements of countries of destination and transit prior to embarkation, and also facilitates the detection of forged travel documents. Automated Travel Check enhances the level of security, assists in combating illegal immigration and reduces or mitigates associated civil penalties for airlines.

     APIS+.

     APIS+ is a technologically upgraded version of APIS. It facilitates compliance with all requirements of Advance Passenger Information programs implemented by various countries worldwide (USA, Australia, Mexico and more), including the new mandatory Arrival-Departure Record data (Address in the USA). The required data is extracted from passports and a handwritten US address is extracted from the relevant form - through use of advanced proprietary performance-enhancing algorithms. The data is then prepared for transmission to the relevant authorities in the specified format. ICTS's subsidiary, ICTS Technologies USA, Inc. has been authorized to submit APIS data in UN/EDIFACT format to the USA's Bureau of Customs and Border Protection (CBP). APIS+ is offered as software only, or a complete software and hardware package.

      Smart Document reader (SDR).

      SDR is a proprietary state-of-the-art software solution that automatically extracts data from a variety of standard and non-standard travel documents, ID documents, e-ID documents, driver's licenses, airline boarding passes and various mass transit tickets at extremely high levels of accuracy and speed. SDR also implements various advanced means and proprietary checks to detect forged documents. It comprises a main component in many of the advanced technological systems offered by ICTS through its subsidiary, ICTS Technologies USA, such as IP@SS, Automated Travel Check, APIS+, the Company's solution for banks, and more.

      Bank Client Security and regulatory Compliance Solution.

      ICTS, through its subsidiary, I-SEC Technologies B.V., offers a unique front-end solution meeting the banking industry's security and regulatory compliance requirements, including Section 326 of the USA Patriot Act, while also ensuring that bank clients are provided with a high level of customer service. Contrary to back-end systems offered by the competitors, our front-end solution incorporates unique features, such as a dynamic questionnaire, developed on the basis of ICTS's numerous years of experience in the detection of suspicious signs and in advanced document checks.

      Consulting, Auditing and Training.

      ICTS, through its subsidiary, I-SEC International Security, B.V., provides consulting services to airlines and airports. ICTS recommends the adoption of specified security procedures, develops recruitment and training programs for clients to hire necessary security personnel and works with airport authorities to ensure that they comply with applicable local requirements. ICTS trains airline employees to screen passengers and to perform other security measures through extensive courses and written training manuals.

      Airline and Airport Customers.

      In 2007 ICTS had eight main clients, which accounted for 75% of ICTS's aviation services revenues, in over 50 locations worldwide.

      Leasing Operation.

      In June 2002, ICTS purchased equipment for an aggregate purchase price of $23.5 million. Pursuant to an operating lease, the equipment was leased related party, a private Dutch company. The lease payments provided for in 2005 totaled
2.3 million Euro (as of December 31, 2005 - $2.8 million) and an option to purchase the equipment after five or seven years based upon the then fair market value.

      In 2003 and 2004, ICTS determined that the future cash flows from the leased equipment will not recover its investment, and as a result recorded in 2004 and 2003 impairment losses totaling $8 million. The value of the equipment at the option exercise date was based on an external assessment.

      In June 2005, the Company granted the lessee an option to purchase the leased equipment for an amount of $5 million plus an amount equal to the related loan balance at the exercise date thus providing for the possibility of the early termination of the leasing agreement. As consideration for granting the option, the lessee paid to ICTS advanced lease installments of $1 million. The payment of the purchase price should have been reduced by advance payments on lease installments of $1 million received in July 2005 and an additional advance payment of $500 due in January 2006 covering the lease periods from June 2005 forward. On December 28, 2005, the lessee exercised the option and paid the Company $5 million. As part of the agreement the Company loaned to the lessee 1 million Euro that was repaid by May 2006. The selling of the leasing equipment terminated the leasing activities of ICTS.

      Sales.

      Sales in the U.S.

      In 2007, 72% of the revenues of ICTS from continuing operations were derived in the U.S. compared to 77% in 2006.

      Sales in Europe.

      In 2007, 26% of the revenues of ICTS from continuing operations were derived in Europe compared to 23% in 2006. Contracts for aviation security services in various locations are obtained through competitive bids that are issued by the applicable airport authorities, airlines or agencies. The Company expects that in the next few years, the European activities will grow.

      Marketing of Security Systems and Technology.

      ICTS intends to market its technologies by establishing projects with airports and airlines.

      Competition.

      Competition in the aviation security industry as well as in the non-security related aviation services industry is intense. Many of our competitors have greater financial, technical and marketing resources.

      We expect that our competitors will develop and market alternative systems and technologies that may have greater functionality or be more cost effective than the services we provide or the systems that we may develop. If our competitors develop such systems we may not be able to successfully market our systems. Even if we are able to develop systems with greater functionality which are more cost effective than those developed by our competitors, we may not be able to achieve market acceptance of our systems because our competitors have greater financial and marketing resources.

      Aviation Security Regulatory Matters.

      ICTS aviation security activities are subject to various regulations imposed by authorities and various local and federal agencies having jurisdiction in the serviced area. ICTS, on behalf of its clients, was responsible for adherence to such regulations relating to certain security aspects of their activities. ICTS is also responsible to prevent passengers without proper travel documentation from boarding a flight, thereby avoiding fines otherwise imposed on its clients by immigration authorities.

      ICTS is subject to random periodic tests by government authorities with regard to the professional level of its services and training. Any failure to pass such a test may result in the loss of a contract or a license to perform services or a fine or both.

      In the airports in which ICTS operates, a license to operate is required from the respective airport authority. ICTS currently holds the licenses required to operate in such locations.

      In order for ICTS to engage in aviation security activities in the U.S. it may be necessary for ICTS to demonstrate that it meets the TSA requirement of being at least 75% owned and controlled by U.S. citizens.

      Organizational Structure.

      The following are the significant subsidiaries of ICTS as of December 31, 2007. (Exhibit 8):

            ICTS USA, Inc. (New York - 100%).

            Huntleigh USA Corporation. (Missouri - 100%).

            I-SEC Technologies B.V. (the Netherlands - 100%) and its subsidiaries (100%).

            I-SEC International Security B.V. (The Netherlands - 100%) and its subsidiaries (100%).

      Property, Plant and Equipment.

      The Company leases premises under long-term operating leases, in most cases with renewal options. Lease expenses from continuing operations for the years ended December 31, 2007, 2006 and 2005 were $1,191, $1,217 and $849, respectively.

    Future minimum lease payments under long-term leases from continued operations are as follows:

                           Year
                         --------
                           2008                            697
                           2009                            699
                           2010                            653
                           2011                            305
                           2012                             78
                                                        ------
                                                        $2,432
                                                        ======

During 2002, subsidiaries from the Entertainment segment signed rent contracts for 17 years. As of December 2005, the company decided to discontinue the operations of the Entertainment segment. The Company has an accrual for future rent, regarding its discontinued Entertainment operations. The total accruals as of December 31, 2007 and 2006 totaled $8,530 and $10,125, respectively. The accruals have been updated according to the legal claims of the landlord against the Company.

Item 5. Operating and Financial Review and Prospects

      Operating Results

      General

      This section contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning ICTS's business, operations and financial condition. All statements other than statements of historical facts included in this annual report on Form 20-F regarding ICTS's strategy, future operations, financial position, costs, prospects, plans and objectives of management are forward-looking statements. When used in this annual report on Form 20-F the words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons, including those discussed under "Risk Factors" and elsewhere in this annual report on Form 20-F.

      ICTS cannot guarantee any future results, levels of activity, performance or achievements. The forward-looking statements contained in this annual report on Form 20-F represent management's expectations as of the date of this annual report on Form 20-F and should not be relied upon as representing ICTS's expectations as of any other date. Subsequent events and developments will cause management's expectations to change. However, while ICTS may elect to update these forward-looking statements, ICTS specifically disclaims any obligation to do so, even if its expectations change.

      ICTS had specialized, until 2002, in the provision of aviation security services. Following the sale of its European operations in 2002 and the taking of its aviation security business in the United States by the TSA in 2002, ICTS engages primarily in the U.S. in non-security related activities. These activities consist of non-security aviation security services and the development of technological services. In addition, ICTS provides non-security related aviation services and develops technological systems and solutions for the security market. ICTS also was engaged in certain other activities, including constructing and developing entertainment related projects.

      In the fourth quarter of 2002, pursuant to the Security Act, the Federal Government, through the TSA, took over substantially all of the aviation security operations in U.S. airports. As a result, ICTS through its wholly owned subsidiary Huntleigh USA Corp. ("Huntleigh") provides limited aviation security services in the United States.

      In 2001 and 2002 ICTS sold substantially all of its European operations in two stages, for an aggregate purchase price of $103 million. As a result of the sale, and because of non-competition restrictions in the sale agreement, ICTS has fully divested itself at that time from its European operations, except for its operations in the Netherlands and Russia.

      In February 2005, as the non-competition restrictions expired, the company made a strategic decision to re-enter the European aviation security market. Since then the company has signed contracts throughout Europe with U.S. carriers and has established subsidiaries in different locations.

      Critical Accounting Policies

      The preparation of ICTS's consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions in certain circumstances that affect amounts reported in the accompanying consolidated financial statements and related footnotes. ICTS bases its judgments on its experience and various other assumptions that it believes to be reasonable under the circumstances. Actual results may differ from these estimates. Please refer to Note 2 to ICTS's consolidated financial statements included in this Annual Report on Form 20-F for the year ended December 31, 2007 for a summary of ICTS's significant accounting policies.

      Discontinued Operations:

      1) On December 28, 2005 the Company sold its lease equipment to the lessee and terminated its business in the Lease segment. The loss associated with the selling of the equipment totaled to $4,774.

      2) After reviewing the financial results of the Entertainment segment, the Company decided in December 2005 to cease operations. As a result of this decision, as of December 31, 2007 and 2006, the Company accrued $8,530 and $10,125, respectively, for future rent regarding its Entertainment locations. The amounts were accrued according to claims the landlord prosecuted against the Company, and which are under litigation.

      Pursuant to Statement of Financial Accounting Standard ("FAS") No.144 of the Financial Accounting Standard Board of the United States (the "FASB"), "Accounting for the Impairment or Disposal of Long Lived Assets" in a case of discontinued operations there has to be a separation in the Financial Statements between continuing operations and the discontinued operations - see note 2(u) in the financial statements.

      Following this statement, all the amounts that represent the discontinued operations were presented separately from the continuing operations, including the comparative numbers of the previous years.

      Goodwill

      As of January 1, 2002, pursuant to FAS No.142 of the FASB, "Goodwill and

Other Intangible Assets", goodwill is no longer amortized but rather is tested for impairment annually. The Company has designated December 31 of each year as the date on which it will perform its annual goodwill impairment test.

      On December 31, 2003, an impairment test was conducted on the unamortized goodwill pursuant to which it was determined that, as of the date of the impairment test, an impairment existed concerning Demco of $797,000.

      In 2004, as a result of the impairment of the Entertainment projects, management wrote-off the goodwill related to the Entertainment acquisition of $5.3 million.

      At December 31, 2007 goodwill was $314 and reflects the excess of the purchase price of subsidiaries acquired over the fair value of net assets acquired and liabilities assumed. During 2007, 2006 and 2005, there were no additional goodwill write-offs. Changes in the fair value of the reporting units following material changes in the assumptions as to the future cash flows and/or discount rates could result in an unexpected impairment charge to goodwill.

      Functional and reporting currency

      As of January 1, 2002, the functional currency of ICTS and its U.S. operations is the U.S. Dollar because substantial revenues and operating costs are in dollars. Prior to January 1, 2002, the functional currency was primarily the Euro. The financial statements of subsidiaries whose functional currency is not the Dollar are translated into Dollars in accordance with the principles set forth in FAS No. 52 of the FASB. Assets and liabilities are translated from the local currencies to dollars at year-end exchange rates. Income and expense items are translated at average exchange rates during the year.

      Revenue recognition

      Revenue is recognized when services are rendered to customers, which are performed based on terms contracted in a contractual arrangement provided the fee is fixed and determinable, the services have been rendered and collection of the related receivable is probable.

      Impairment in value of long-lived assets

      ICTS has adopted FAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", effective January 1, 2002. FAS 144 requires that long-lived assets, held and used by an entity, be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Under FAS 144, if the sum of the expected future cash flows (undiscounted and without interest charges) of the long-lived assets is less than the carrying amount of such assets, an impairment loss would be recognized, and the assets would be written down to their estimated fair values.

      On December 31, 2003, an impairment test was conducted on the carrying value of long-lived assets of the Company pursuant to which it was determined that, as of the date of the impairment test, the impairment existed in connection with equipment at Explore's facilities in Baltimore, Maryland and Atlantic City, New Jersey in the amount of $7.5 million and leased equipment of $6 million (all of which are discontinued operations). As a result, an impairment loss totaling $13.5 million was recognized.

      During 2004, impairment tests were conducted on the carrying amount of the long-lived assets of the Company pursuant to which it was determined that, as of the date of the impairment test, an impairment existed in connection with the leased equipment in an amount of $2 million and with the entertainment sites in the amount of $8.1 million (all of which are discontinued operations). As a result, an impairment loss totaled to $10.1 million was recognized.

      Contract with the TSA

      In February 2002, we entered into an aviation security services contract with the TSA to continue to provide aviation security services in all of its current airport locations until the earlier of either the completed transition of these security services on an airport by airport basis to the U.S. Federal Government or November 2002.

      In connection with payments made by the TSA to Huntleigh USA, a wholly owned subsidiary of the Company, for aviation security services provided in 2002, the Defense Contract Management Agency has indicated that it believes that Huntleigh should not have been paid on a fixed price basis as believed by Huntleigh, but on an actual costs plus what the TSA would consider a reasonable profit. On that later basis, Huntleigh may be required to repay to the TSA the difference between such amount and the actual amounts paid to it. Huntleigh, however, has various claims for additional amounts it considers are due to it for the services provided to the TSA. As of December 31, 2006, the accounts receivable trade included $2.9 million due from the TSA. As of December 31, 2007, this amount was re-classified as long term receivable.

      The Company estimates that if the TSA will claim such difference from Huntleigh and will prevail in all of its contentions, and none of Huntleigh's claims will be recognized, then the Company may suffer a loss in an amount of about $59 million. In view of the nature of the above potential claims and counter-claims, management could not determine if, or to what extent, the TSA may be successful in any claim it may assert. Therefore, no provisions have been made by the Company with respect to the above potential claims.

      Labor Department Issue

      In a letter dated November 21, 2003, the U.S. Department of Labor ("DOL") advised Huntleigh that it had failed to comply with a clause included in its contract with the TSA under which Huntleigh had supposedly been required to pay its employees certain minimum wages. In March 2006, the DOL filed a complaint against Huntleigh stating that the underpayments amounted to $7.1 million. This complaint was amended to $17.5 million by adding fringe benefits. During 2007, the claim of the DOL has been settled for $3 million payable out of any settlement with the TSA. A long term receivable of $2.9 million and a long term liability of $3 million regarding this settlement are shown in the 2007 consolidated financials.

      Legal Proceedings

      As a result of the September 11th terrorist attacks, numerous lawsuits have commenced against Huntleigh and ICTS. Huntleigh and ICTS have been named in approximately 64 and 61 lawsuits, respectively. All of the cases were filed in the United States District Court, Southern District of New York. The cases arise out of Huntleigh's airport security service for United Flight 175 out of Logan Airport in Boston, Massachusetts. All of the cases involve wrongful death except 16 which involve property damage. The cases are in their early stages with depositions having begun on September 12, 2006. A number of these cases have been settled or are in the process of being settled or dismissed at no cost to the Company.

      Although these are the only claims brought against Huntleigh and ICTS with respect to the terrorist attacks of September 11, 2001, Huntleigh and ICTS anticipate additional related claims. See "Risk Factors-Potential For Liability Claims."

      Under current legislation Huntleigh has its liability limited to the amount of insurance coverage that it carries. The legislation applies to Huntleigh, but not ICTS.

      The Company has commenced an action against the U.S. Government with regard to the Fifth Amendment rights relating to the taking of its business. In December 2004 the Court denied the Government's motion to dismiss the case. A motion for reconsideration was filed by the defendant and denied. The trial for this action has been held and the court has decided against the Company. The Company appealed the decision. In May 2008 the U.S. Court of Appeals for the Federal Circuit has affirmed the lower court's ruling against the Company.

      The Company was in dispute with Fraport A.G. International Airport Services Worldwide in relation to alleged unlawful use of the letter combination "ICTS" by the Company. Fraport initiated proceedings before the district court of Amsterdam. The principal amount claimed is 57.65 million Euros ($68.1 million as of December 31, 2005). During 2008, this dispute has been settled without any liability to the Company.

      In September 2005, Avitecture, Inc, (f/k/a Audiovisual-Washington, Inc.) ("Avitecture"), filed a Demand for Arbitration and Mediation against ITA-Atlantic City, LLC ("ITA") with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated March 20, 2003, ITA owes Avitecture $222 for audio, video and control systems it provided for ITA's use in a tourist attraction in Atlantic City, New Jersey, but for which Avitecture claims it has not been paid. The case was decided against the Company in an arbitration proceeding awarding Avitecture $194 plus arbitration costs of $6.

      In November 2005, Turner Construction Company ("Turner") filed a Demand for Arbitration and Mediation against Explore Atlantic City, LLC ("Explore") with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated October 28, 2003, Explore owes Turner $948 for work and/or services performed pursuant to the contract, but for which Explore has not paid Turner. The arbitrator awarded Turner $956 plus interest and costs, which award was affirmed on appeal. As of December 31, 2007 and 2006, $956 and $970 were accrued, respectively. On or about October 9, 2007, Explore filed a suggestion of bankruptcy with the New Jersey Superior Court. The Court thereafter stayed the proceedings and dismissed the action without prejudice as a result of the bankruptcy filing. To date, Turner has not moved to re-instate or reopen the case.

      In December 2005, Barlo & Associates ("Barlo") filed a Demand for Arbitration and Mediation against Explore with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated April 16, 2002, Explore owes Turner $21 for architectural work and/or services performed pursuant to the contract, but for which Explore has not paid Barlo. This matter has been settled for $10.

      The TSA filed with the Office of Dispute Resolution for Acquisition ("ODRA") a contract dispute in connection with the contract entered into in February 2002 by Huntleigh seeking reimbursement of an alleged overpayment of principal in the amount of $59.2 million. This claim follows the lawsuit which Huntleigh has already filed against the TSA for its breaches of its contract with Huntleigh. Both claims are now pending in mediation.

      Huntleigh intends to vigorously challenge the TSA's claim which it asserts is devoid of any factual or legal merit. The TSA's filing comes on the heels of a recent decision by ODRA granting Huntleigh's motion for partial summary judgment against the TSA. ODRA has granted Huntleigh's motion for partial summary judgment on Huntleigh's claim that the TSA breached the contract by failing to give appropriate notice for transitioning airport locations. A separate hearing will be held to determine the amount of damages due to Huntleigh on this claim. With regards to the claim for the $59.2 million overpayment, Huntleigh has filed a motion to dismiss the action which has been denied.

      In 2005 the Company's subsidiary ICTS USA, Inc. filed a refund claim with the Internal Revenue Service ("IRS") in an amount in excess of $2.4 million which was to be reflected on the December 31, 2005 year end financial statements as a receivable. The refund had not been received by the Company. The Company made a demand to the IRS for the refund. Thereafter, by letter dated August 15, 2006, the Company was advised that a criminal investigation by the United States Department of Justice, Tax Division is ongoing by a grand jury regarding possible criminal tax violations by the subsidiary for the tax years 2002 and 2003 regarding certain royalty payment made to the Company. In January 2008, the Company was advised that the current investigation was withdrawn, and the Company received the $2.5 million refund and $373 of interest.

      In January 2008 a judgment in the amount of $2,559, was awarded in favor of the landlord and against ITA Baltimore and ICTS International, N.V. The Company has filed an appeal against this judgment.

      The Atlantic City litigation was reopened in state court in January 2008 and is still on-going. The amount claimed against ITA is $5,970. Deposition discovery is about to commence.

Selected Financial Data Statement of Operations

         The following table summarizes certain statement of operations data for ICTS for the years ended December 31, 2007, 2006, 2005, 2004, and 2003:

                                                              (U.S Dollars in thousands except per share data)
                                                                          Year ended December 31,
                                                  ---------------------------------------------------------------------
                                                     2007           2006          2005            2004           2003*
                                                  ---------      ---------      ---------      ---------      ---------
REVENUES                                            $64,780        $60,791        $57,713        $57,993        $67,933
COST OF REVENUES                                     52,397         55,284         53,721         52,825         52,557
                                                  ---------      ---------      ---------      ---------      ---------
GROSS PROFIT                                         12,383          5,507          3,992          5,168         15,376

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                            13,338         14,878         11,690         12,201          9,344
                                                  ---------      ---------      ---------      ---------      ---------
OPERATING INCOME (LOSS)                                (955)        (9,371)        (7,698)        (7,033)         6,032
FINANCIAL INCOME (EXPENSES) - net                    (3,334)          (714)          (908)          (452)         4,118
OTHER INCOME (EXPENSES) - net                          (246)         1,241            147         (2,907)          (353)
                                                  ---------      ---------      ---------      ---------      ---------
INCOME (LOSS) BEFORE TAXES                           (4,535)        (8,844)        (8,459)       (10,392)         9,797
INCOME TAXES BENEFIT (EXPENSE)                         (966)          (846)        (2,387)         1,529         (3,910)
SHARE IN LOSSES OF ASSOCIATED COMPANIES - net        (2,479)          (132)          (486)        (1,625)        (6,661)
                                                  ---------      ---------      ---------      ---------      ---------
LOSS FROM CONTINUING OPERATIONS                      (7,980)        (9,822)       (11,332)       (10,488)          (774)

DISCONTINUED OPERATIONS:
Profit (Loss) from discontinued
  operations, net of tax expenses
  (Benefit) of $(2,470), $2,476,
  $(2,525), $(1,655) and $(795) in
  2007, 2006, 2005, 2004 and 2003,
  respectively, includes loss of
  $4,774 on sale of assets to a
  related party in 2005, and after
  share in loss of associated company
  of $36 and $81 in 2005 and 2004,
  respectively                                        5,422         (4,248)       (13,548)       (15,474)       (18,130)
                                                  ---------      ---------      ---------      ---------      ---------
LOSS FOR THE YEAR                                    (2,558)       (14,070)       (24,880)       (25,962)       (18,904)
                                                  =========      =========      =========      =========      =========
OTHER COMPREHENSIVE INCOME (Loss):
Translation adjustments                                  80           (399)        (1,560)         1,043          3,456
Unrealized gains (losses) on
  marketable securities                                 497            104           (214)          (616)           794
Reclassification adjustment for
  losses for available for sale
  securities included in net income                                                                                 237
                                                  ---------      ---------      ---------      ---------      ---------
                                                        577           (295)        (1,774)           427          4,487
                                                  ---------      ---------      ---------      ---------      ---------
TOTAL COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR                                        $(1,981)      $(14,365)      $(26,654)      $(25,535)      $(14,417)
                                                  =========      =========      =========      =========      =========

PROFIT (LOSS) PER SHARE:
Loss from continued operations:
Loss per common share - basic                        $(1.22)        $(1.51)        $(1.74)        $(1.61)        $(0.12)
                                                  =========      =========      =========      =========      =========
(Loss) per common share - diluted                    $(1.22)        $(1.51)        $(1.74)        $(1.61)        $(0.12)
                                                  =========      =========      =========      =========      =========
Profit (Loss) from discontinued operations:
Profit (Loss) per common share - basic                $0.83         $(0.65)        $(2.07)        $(2.37)        $(2.78)
                                                  =========      =========      =========      =========      =========
Profit (Loss) per common share - diluted              $0.83         $(0.65)        $(2.07)        $(2.37)        $(2.78)
                                                  =========      =========      =========      =========      =========
NET LOSS:
Loss per common share - basic                        $(0.39)        $(2.16)        $(3.81)        $(3.98)        $(2.90)
                                                  =========      =========      =========      =========      =========
Loss per common share - diluted                      $(0.39)        $(2.16)        $(3.81)        $(3.98)        $(2.90)
                                                  =========      =========      =========      =========      =========
Weighted average shares of
  common stock outstanding                        6,528,100      6,528,100      6,528,100      6,524,250      6,513,100
Adjusted diluted weighted average
  shares of Common stock outstanding              6,528,100      6,528,100      6,528,100      6,524,250      6,513,100
                                                  =========      =========      =========      =========      =========

*     Some numbers of 2003 were reclassified to match 2004-2007 presentations.

The following table sets forth, for the annual periods indicated, certain statement of operations data as a percentage of revenues:

                                                       Year Ended December 31,
                                                    ---------------------------
                                                       2007      2006      2005
                                                       ----      ----      ----
Revenues ........................................      100%      100%      100%
Cost of revenues.................................     80.9%     90.9%     93.1%
Gross profit.....................................     19.1%      9.1%      6.9%
Selling, general and administrative expenses.....     20.6%     24.5%     20.3%
Operating loss...................................    (1.5)%   (15.4)%   (13.3)%
Loss from continuing operations..................   (12.3)%   (16.2)%   (19.6)%
Income (Loss) from discontinued operations.......      8.4%    (7.0)%   (23.5)%
Loss for the year................................    (3.9)%   (23.1)%   (43.1)%

      Year Ended December 31, 2007 Compared to Year Ended December 31, 2006 (U.S. Dollars in thousands unless otherwise indicated)

      The following information represents only the results of the Company from continuing operations unless mentioned otherwise.

      Revenues. Revenues for the year ended December 31, 2007 were $64,780 (2006: $60,791), consisted of $46.7 million (2006: $46.8 million) from U.S.
operations, $7.6 million (2006: $7.2 million) from operations in the Netherlands, $4.8 million (2006: $3.4 million) from operations in France and $5.7 million (2006: $3.3 million) from other operations.

      The increase in other operations is because of the penetration of I-SEC into new countries in Europe. ICTS expects that the revenues from the European activities will grow materially in the next few years.

      Almost all revenues in the U.S. are derived from non aviation security services.

      Gross Profit. Gross Profit is defined as revenues less costs directly related to such revenues as well as certain indirect expenses such as airport offices, airport fees, local training and other direct labor related expenses.

      Gross profit for the year ended December 31, 2007 was $12.4 million, 19.1% as a percentage of revenue (2006: $5.5 million, 9.1% as a percentage of revenue). The increase in gross profit as a percentage of revenues is primarily attributed to an amount of $4.3 million reducing the cost of revenue of 2007 with regards to the agreement of the Company with the DOL. In previous years, the Company accrued an amount of $7.3 million liability for the DOL claim.

      During 2007, the Company has reached an agreement with the DOL of which its maximum exposure will be $3 million, payable after the Company will reach a settlement with the TSA. Following this agreement, the Company decreased its cost of revenue by $4.3 million. The gross profit excluding the deduction of this amount totaled $8.1 million, 12.5% as a percentage of revenue comparing to 9.1% in 2006. The additional change was achieved mainly based on the increase of the security operations in Europe during 2007, which has a higher margin associated with the service provided.

      Selling, General and Administrative Expenses. Selling, general and administrative expenses were $13.3 million for the year ended December 31, 2007, 20.6% as a percentage of revenues, as compared to $14.9 million, 24.5% as a percentage of revenues for the year ended December 31, 2006. This amount includes $880 legal expenses regarding the "taking case" and the TSA litigation compared to $3.5 million in 2006. The increase in the SG&A expenses after the deduction of the legal expenses ($12.4 million in 2007 compared to $11.4 in 2006) was generated mainly from the increase in the SG&A expenses from the security operations in Europe which grew $1.8 million in 2007 following the increase of the revenues of the European activities.

      The 2007 SG&A expense also includes $1.1 million expense regarding potential penalties resulting from the IRS audit for the years 2002-2004.

      Operating Loss. Operating Loss for the year ended December 31, 2007 was $955 compared to operating loss of $9.4 million in 2006.

      Financial Expenses. Financial expenses-net were $3,334 (compared to $714 in 2006). The Financial expenses included in 2007 an expense of $2,179 estimated accrued interest regarding possible tax exposure in the U.S. for previous years. Interest expenses to related party totaled $285 in 2007 compared to $88 in 2006. The interest is calculated according to the loan terms - Libor plus 1.5%. The outstanding loan as of December 31, 2007 was $6,528 compared to $2,652 in 2006.

      During 2007, the interest expenses from the European activities totaled $189 compared to $30 in 2006. The increase was mainly attributed to the financing needs of the Company for the expansion of its operation by using its credit line.

      Other Income (Expenses), Net. Other income for the year ended December 31, 2007 totaled $(246) compared to $1,241 in 2006. Gain from sale of investments totaled $349 in 2007 compared to $576 in 2006. During 2007 the Company has fully impaired its investment in Plan Graphics which totaled $600. In 2006 the Company recognized a profit of $665 regarding deposits that were fully accrued in the past related to the Bilu investment and were paid back to the Company.

      Taxes on Income. Taxes expenses in 2007 totaled $966 compared to $846 in 2006. The Company expensed an additional amount of $659 regarding the 2002-2004 IRS audit.

      Share in Losses of Associated Companies. The Company's share in losses of associated companies during 2007 totaled $2.5 million compared to $132 in 2006. The Company had 50% in the partnership ICTS Netherlands Airport Services VOF
(NAS). The partnership had one contract with Schiphol airport, which was to terminate on February 1, 2008. The partnership is in the process of liquidation during 2008. During 2007, ICTS recognized losses of $2.2 million which include an impairment of $332, compared to profit of $1.3 million in 2006. The Company recognized losses of $284 in 2007 from its investment in InkSure, compared to the $1.4 million in 2006. The net value of this investment in the company's financials as of December 31, 2007 and 2006 is $0 and $289, respectively.

      Loss From Continuing Operations. ICTS's loss from continuing operations total in 2007, $8 million compared to $9.8 million in 2006.

      Loss From Discontinued Operations. ICTS's profit from discontinued operations in 2007 totaled $5.4 million compared to loss of $4.2 million in 2006.

      During 2006 the Company expensed a receivable from the IRS of $2.5 million following a criminal investigation of the IRS against the Company. ICTS filed a complaint against the IRS in the U.S. District Court and the complaint was dismissed. In the beginning of 2008 the criminal investigation was removed and the refund was paid to the Company with interest of $373.

      Against the Company there are a few legal claims outstanding regarding its discontinued operations. The Company has fully accrued for the claims of the landlord regarding the two sites of the Entertainment operations. As of December 31, 2007 and 2006 the total accruals were $8.5 million and $10.1 million, respectively. The change of $1.6 million on the accruals was done based on the change in the claims.

      Net Loss. As a result of the foregoing, ICTS's losses amounted $2.6 million for the year ended December 31, 2007, as compared to $14.1 million loss for the year ended December 31, 2006. As for geographical segments, see note 19 in the financial statement.

      Year Ended December 31, 2006 Compared to Year Ended December 31, 2005 (U.S. Dollars in thousands unless otherwise indicated)

      The following information represents only the results of the company from continuing operations unless mentioned otherwise.

      Revenues. Revenues for the year ended December 31, 2006 were $60.8 million (2005: $57.7 million), and consisted of $46.8 million (2005: $48.3 million) from U.S. operations, and $13.9 million (2005: $9.4 million) from other operations. The reduction in revenues in the USA is mainly due to the Company's decision to terminate some unprofitable contracts in its Huntleigh subsidiary. The increase of revenues from other operations is mainly because of the successful penetration of the I-SEC group into the European aviation security market.

      Almost all revenues in the U.S. are derived from other than aviation security services.

      Gross Profit. Gross profit is defined as revenues less costs directly related to such revenues as well as certain indirect expenses such as airport offices, airport fees, local training and other direct labor related expenses such as uniforms and transportation.

      Gross profit for the year ended December 31, 2006 was $5.5 million, 9.1%, as a percentage of revenue (2005: $4.0 million, 6.9% as a percentage of revenue). The increase in gross profit as a percentage of revenues is primarily attributable to the fact that the gross profit for the year 2006 is influenced from new activities in Europe with higher profitability, improving and reducing operational expenses and termination of unprofitable contracts in the USA.

      Selling, General and Administrative Expenses. Selling, general and administrative expenses were $14.9 million for the year ended December 31, 2006, 24.5% as a percentage of revenues, as compared to $11.7 million, 20.3% percentage of revenues for the year ended December 31, 2005. Of the increase, approximately $1.2 million is from the European operations, as part of the establishment of new subsidiaries and new operations. $0.5 million related to stock based compensation, which is being expensed starting in 2006 (see note 2 in the Financial Statements). During 2006 legal expenses regarding the "taking case" totaled approximately $3 million compared to $1.3 million in 2005. The reason for the increase is the preparations for trial which took place in February 2007.

      The amortization expense increased of $423 relating to accrued amortization of Procheck's intangible assets and their life term due to the high competition in the security market in the Netherlands and the fact the contract with Schiphol will be over on 2008 and the renewal is uncertain.

      Operating Loss. Operating loss for the year ended December 31, 2006 was $9.4 million as compared to an operating loss of $7.7 million for the year ended December 31, 2005.

      Financial Expenses. Financial expenses-net in 2006 were $714 compared to $908 in 2005. The decrease during 2006 versus 2005 is that in 2005 the Company included one-time losses of $576 from securities of an unaffiliated company in its financial expense. During 2006 the Company paid approximately $150 more interest and fees regarding its line of credit in Huntleigh and accrued $88 interest (Libor +1.5%) to related party. Exchange rate income for the years 2006 and 2005 totaled $96 and $382, respectively.

      Other Income (Expense), Net. Other income for the year ended December 31, 2006 was $1,241 compared to $147 for the year ended December 31, 2005. Other income in 2006 increased because of gains from sales of investments totaling an amount of $576. Guarantees provided to Bilu in the past against cash deposits were fully accrued in previous years. During 2007, $665 of those guarantees were cancelled and paid back to the Company and are included in other income.

      Taxes On Income. In 2006 and 2005, the Company recorded tax expenses of $846 attributable mainly to tax accruals regarding tax years 2002 and 2003. The tax updates are based on our tax advisors opinion of the exposure, mainly regarding royalties that Huntleigh paid at those years and that might not be recognized by the tax authorities.

      Share in Losses of Associated Companies. There was a $132 loss in 2006 as compared to a loss of $486 for the year ended December 2005. The high loss is according to our investments in Inksure (our part in loss of 1.4 million during 2006 compared to $1.2 million in 2005) and NAS (profit of $1.3 million during 2006 compared to $705 profit in 2005).

      Loss from Continuing Operations. ICTS loss from continuing operations totaled $9.8 million in 2006, compared to $11.3 million in 2005.

      Loss from Discontinued Operations. ICTS loss from discontinued operations in 2006 totaled $4.2 million compared to $13.5 million in 2005. The loss of 2005 includes a capital loss of $4,774 from the selling of the leasing equipment. During 2005 an expense of $9.7 million was recognized regarding leases that should be paid until 2019, and was updated in 2006 by $1.4 million based on legal claims from the landlord and update of the net present value.

      The loss from discontinued operations in 2006 includes also $2.5 million receivable from IRS which were written-off in 2006 according to dispute with IRS in which ICTS filed a complaint in the United States District Court and its complaint was dismissed.

      Net loss. As a result of the foregoing, ICTS's loss amounted to $14.1 million for the year ended December 31, 2006, as compared to $24.9 million loss for the year ended December 31, 2005.

      As to the geographical segments, please see note 19(a) in the financial statements.

      Year Ended December 31, 2005 Compared to Year Ended December 31, 2004 (U.S. Dollars in thousands unless otherwise indicated)

      The following information represents only the results of the company from continuing operations (not including the results of the discontinued operations), unless mentioned otherwise.

      Revenues. Revenues for the year ended December 31, 2005 were $57.7 million (2004: $58 million), and consisted of $48.3 million (2004: $48.2 million) from U.S. operations, and $9.4 million (2004: $9.8 million) from other operations.

      Almost all revenues in the U.S. ($48.3 million) are derived from other than aviation security services.

      Gross Profit. Gross profit is defined as revenues less costs directly related to such revenues as well as certain indirect expenses such as airport offices, airport fees, local training and other direct labor related expenses such as uniforms and transportation.

      Gross profit for the year ended December 31, 2005 was $4 million, 7% as a percentage of revenue (2004: $5.2 million, 9% as a percentage of revenue). The decrease in gross profit as a percentage of revenues is primarily attributable to the fact that the gross profit for the year 2005 included expenses of $1.1 million regarding the new activities of operations in the aviation field by I-SEC and its subsidiaries, mainly establishing costs.

      Selling, General and Administrative Expenses. Selling, general and administrative expenses were $11.7 million for the year ended December 31, 2005, 20.3% as a percentage of revenues, as compared to $12.2 million, 21% as a percentage of revenues for the year ended December 31, 2004. The expenses as a percentage of revenues were similar to the previous year. The improvement was a result of efforts done by management to reduce the company expenses.

      Operating Loss. Operating loss for the year ended December 31, 2005 was $7.7 million as compared to an operating loss of $7 million for the year ended December 31, 2004.

      Financial Expenses. Financial expenses in 2005 were $908 compared to $452 in 2004. The increase was mainly with regards to new loans that were taken by one of the subsidiaries to purchase new operating equipment interest expenses from short-term bank credit and one-time loans from securities.

      Other Income (Expense), Net. Other income for the year ended December 31, 2005 was $147 compared to expense of $2.9 million for the year ended December 31, 2004. $2.7 million in 2004 were attributable to a write-off of the Company's investment in Bilu. The other income in 2005 was due mainly to one time payments in the amount of $110 received from investments that were written off in the past.

      Taxes On Income. In 2005 the Company recorded tax expenses of $2,387 attributable mainly to tax accruals regarding tax years 2002 and 2003.

      Share in Losses of Associated Companies. $486 thousand in 2005 as compared to a loss of $1.6 million for the year ended December 2004. The high loss is according to our investments in Inksure (loss of 1.2 million during 2005 compared to $1 million in 2004) and NAS (profit of $705 during 2005 compared to $1.2 million profit in 2004). During 2004, a $1.8 million write-off of Bilu was also included in the loss of associated companies.

      Loss from Continuing Operations. ICTS loss from continuing operations totaled $11.3 million in 2005, compared to $10.5 million in 2004.

      Loss from Discontinued Operations. ICTS loss from discontinued operations in 2005 totaled $13.5 million compared to $15.5 million in 2004. The loss of 2005 includes a capital loss of $4,774 from the selling of the leasing equipment. The loss in 2004 includes write off losses of $15,422. During 2005 an expense of $9.7 million was recognized regarding rent contract that should be paid until 2019.

      Net loss. As a result of the foregoing, ICTS's loss amounted to $25 million for the year ended December 31, 2005, as compared to $26 million loss for the year ended December 31, 2004.

      As to the geographical segments, please see note 19(a) in the financial statements.

      Liquidity and Capital Resources

      The following information refers to the continuing operations results of the company:

      Our auditors have expressed an opinion that there is a substantial doubt about our ability to continue as a going concern.

      ICTS's principal cash requirement for its operations is the payment of wages. Working capital is financed primarily by cash from operating activities, and by short-term and long-term borrowings. As of December 31, 2007, we had cash and cash equivalents of $2.1 million as compared to $1.7 million on December 31, 2006, and short-term restricted cash of $1.8 million as compared to $0.7 million on December 31, 2006.

      During the years ended December 31, 2007 and 2006, the Company has incurred $2.6 million and $14.1 million net losses, respectively, which were accompanied by net cash used in operating activities of $3.6 million and $7.6 million, respectively. As of December 31, 2007 the Company had a working capital deficiency of $11.7 million and negative equity of $20.6 million. During 2005 management has ceased its operations in non-core business and has successfully accomplished its penetration to the European security market. Management anticipates that continuing these resources will provide the Company with the sufficient funds to operate its business in 2008 together with funds received from operations and some bridging loans provided by a related party. The Company's activity, for the long term, depends on entering into additional service contracts.

      During 2007 and 2006, the Company received loans from a related party which amount to $6.5 and $2.7, respectively, which were used to cover part of the Company's obligations.

      The Company's cash and cash equivalents increased in 2007 by $352 as a result of the following:

      Net cash used in operating activities for the year ended December 31, 2007 was $3.6 million as compared to net cash used in operating activities of $7.6 million for the year ended December 31, 2006 and net cash used by operating activities of $5.2 million for the year ended December 31, 2005. The net loss during 2007 totaled $2.6 million, offset by non-cash expenses of $373 relating to stock based compensation, $2.2 million to share in loss of associated companies, and $1.2 million in depreciation and amortization. Changes in operating assets and liabilities amounted to $310. The changes in operating assets and liabilities were primarily attributable to a $2.9 million increase in accrued expenses and other liabilities, an increase of $634 in accounts payable based on the Company cash situation and an increase of $364 in accounts receivable. Net cash provided by discontinued operations totaled $175.

      Net cash used by investing activities was $1.1 million for the year ended December 31, 2007 as compared to net cash provided by investing activities of $262 for the year ended December 31, 2006 and net cash used in investing activities of $8.3 million for the year ended December 31, 2005. The increase this year is mainly because of the change in restricted cash which totaled $770. Proceeds from selling of other investments totaled $295 and $419 in 2007 and 2006, respectively. Total cash used in 2007 and 2006 for purchase of equipment totaled $940 and $630, respectively.

      Net cash financing activities were $4.9 million for the year ended December 31, 2007 as compared to net cash provided by financing activities of $3.7 for the year ended December 31, 2006 and $22 million for the year ended December 31, 2005. In 2007, net cash provided by financing activities was attributed primarily to related party loans of $4 million and net increase in short-term bank credit of $1.6 million.

      On April 5, 2005, one of the company's subsidiaries entered into a Loan and Security Agreement by establishing a replacement Revolving line of Credit. The Revolver provides a borrowing base up to $8 million based on 85% of defined Eligible Accounts Receivable and 95% of required Certificates of Deposit less Letter of Credit obligations. The interest rate is one percent (1%) per annum in excess of the Prime Rate for loan balances in excess of the Libor Rate loans. As of December 31, 2007 the restricted cash of 3.5 million held by the company serves as other collect recovery credit facility. On December 31, 2007, $5.7 million was outstanding and $1.8 million was available under the revolving credit facility for additional borrowings. The borrowing agreement also provides for a commitment guarantee of up to a maximum of $3.5 million for letters of credit and requires a per annum fee equal to 3%. The Company had letters of credit outstanding of approximately $1 million and $1.5 million at December 31, 2007 and 2006, respectively.

      Based on the revolving line of credit agreement, the subsidiary established a time deposit account, with the lender as cash collateral security. The amount bears an annual interest of 4.25%. This deposit is being shown in the balance sheet as restricted cash - long term.

      On December 18, 2007, a fifth amendment was executed extending the term from March 1, 2008 to March 31, 2009 with automatic one-year renewals at the election of either Lender or Borrower. The Company was in compliance with all loan covenants as of December 31, 2006 and 2007. However, as of March 31, 2008, the Company was in violation of its interest coverage ratio. In April 2008 a sixth amendment to the loan agreement was executed and the bank agreed to waive this covenant violation subject to the issuance of the stand-alone financial statement. The financial statements have not been issued as of the date of the filing and the debt is classified as current.

      In November 2004, a subsidiary of the Company entered into a credit agreement with a bank. During 2006 the agreement was extended and it provides a borrowing facility of up to (euro)650 (as of December 31, 2006 - $958), limited to 60% of certain pledged accounts receivable. The borrowing facility is also secured by the Company guaranty and is subject to certain covenants. At December 31, 2007, $610 was outstanding and $348 was available under the credit agreement. The Company is in compliance with the covenants. In February 2008 the credit agreement was extended up to (euro)2.1 million.

      On February 17, 2002, ICTS entered into an aviation security services contract with the TSA to continue to provide aviation security services in all of its current airport locations until the earlier of either the completed transition of these security services on an airport by airport basis to the U.S. Federal Government or November 2, 2002. The TSA, in accordance with standard practices of auditing ICTS's billings pursuant to the contract, has sent the Company a notice indicating that it believes that the Company should not have been paid on fixed cost basis but on an actual cost plus what the TSA would consider a reasonable profit and thereof stated that the Company owed approximately $59 million. ICTS, however, has various claims for additional amounts it considers are due to it for the services provided to the TSA. The Company estimates that if the TSA will prevail in all of its contentions, and none of the Company's claims will be recognized, then there may be a material adverse effect on ICTS's financial condition.

      As a result of the September 11th terrorists attacks numerous lawsuits have been commenced against ICTS and its U.S. subsidiary. The cases arise out of airport security services provided for United Flight 175 out of Logan Airport in Boston, Massachusetts which crashed into the World Trade Center. In addition, to the present claims additional claims may be asserted. The outcome of these or additional cases is uncertain. If there is an adverse outcome with respect to any of these claims which is not covered by insurance, then there may be a significant adverse impact on us.

      The following table summarizes ICTS's obligations from continuing operations to make future payments under contracts as of December 31, 2007:

Contractual Obligations                         Payments due by Period (in thousands)
-------------------------------           ------------------------------------------------
                                                      Less        1-3      4-5   more than
                                            Total  than 1 year   years    years   5 years
                                            -----  -----------   -----    -----   -------
Long-term debt                              3,276         126    3,150
Accrued severance pay                          84                                      84
Operating lease obligations (1)             2,432         697    1,657       78
Loan from related party                     6,528         884    5,644
Employment contracts                        1,082         541      541
Fees and interest regarding Credit Line       825         825
                                           ------      ------   ------   ------    ------
                                           14,227       3,073   10,992       78        84

      As of December 31, 2007 and 2006 the Company created an accrual for future rent regarding its discontinued operations of $8.5 million and $10.1 million which is supposed to be paid until 2019.

      (1) The Company leases premises under long-term operating leases, in most cases with renewal options. Lease expenses from continuing operations, for the years ended December 31, 2007, 2006 and 2005 were $1,191, $1,217 and $849, respectively.

      ICTS's guarantees regarding Bilu

      Until 2006, the Company had outstanding bank guarantees to Bilu Investments, Ltd. ("Bilu") in the amount of $2,515. As collateral to these guarantees, the Company has long-term restricted deposits in equivalent amounts. In December 31, 2004, as a result of continuing deterioration in the financial results of Bilu, the Company has determined to write-off its investment in Bilu and to fully provide its bank guarantees. In the beginning of 2007, the Company was released from its guarantee liability in total amount of $665 and the provision for the bank deposits was reduced by the same amount presented in 2006 results.

      Off- balance sheet arrangements

      The Company is not a party to any material off-balance sheet arrangements. In addition, ICTS has no unconsolidated special purpose financing or partnership entities that are likely to create material contingent obligations.

      Our future capital will depend on our success in developing and implementing our business strategy.

      Trend information

      Labor market conditions may require the Company to increase its prices. Cost of labor is the most important variable in determining any cost increases.

Item 6. Directors, Senior Management and Employees

      The following table lists the directors and executive officers of ICTS:

                           Age     Position
                          -----    ----------
Menachem Atzmon            64      Chairman of the Supervisory Board
Eytan Barak                64      Member of the Supervisory Board, Member of
                                   Compensation and Audit Committee
Elie Housman               71      Member of the Supervisory Board, Chairman
                                   of the Compensation Committee
Gordon Hausmann            63      Member of the Supervisory Board, Member of
                                   the Compensation Committee and Member of the
                                   Audit Committee
David W. Sass              72      Member of the Supervisory Board
Philip M. Getter           71      Member of the Supervisory Board, Chairman
                                   of the Audit Committee
Avraham Dan                63      Managing Director and Chief Financial Officer
Ran Langer                 62      Managing Director
Alon Raich                 32      Controller

      Menachem J. Atzmon is a CPA (Isr). Mr. Atzmon is a controlling shareholder of Harmony Ventures, B.V. Since 1996 he has been the managing director of Albermale Investment Ltd. and Kent Investment Holding Ltd., both investment companies. Since January 1998 he has served as CEO of Seehafen Rostock. He has been a member of the Supervisory Board of ICTS since 1999.

      Eytan Barak is a CPA (Isr). From the year 2001 to the present, Mr. Barak is a partner in Dovrat-Barak Investment in High-Tech Companies Ltd., a company which arranges financial resources and management assistance to start-up companies. He is, and has been since the year 2003 to the present, a member of the Board of Directors of a public company owned by a Israeli Bank; a Provident Fund Company managed by "Bank Otsar Ha-Hayal" a subsidiary of Bank Hapoalim, where he is acting as the chairman of the investment committee and member of the audit committee; and from the year 2000 to the year 2003 a member of the Board of Directors of seven Provident Companies managed by First International Bank of Israel, where he was acting chairman of the audit committee and member of the investment committee. He is currently, and has been since 2004, a member of the board of directors and chairman of the finance committee of two companies owned by the Tel-Aviv Municipality. In addition, he is currently and a member of the board of directors and a member of the audit committee since the beginning of the year 2006 in Lumenis Ltd., a public company that was listed in Nasdaq. He is since the year 2000 to the present a member of the executive board and a member of the finance committee of the Olympic Committee of Israel. He is the chairman of the board of "OTZMA," the Israel Center of Sport Clubs. Since 2006, he is a member of the Board of Directors of Surface Tech Ltd.

      Elie Housman has served as Chairman of Inksure Technologies, Inc. since February 2002. Mr. Housman was a principal at Charterhouse Group International, a privately held merchant bank, from 1989 until June 2001. At Charterhouse, Mr. Housman was involved in the acquisition of a number of companies with total sales of several hundred million dollars. Mr. Housman was the Chairman of Novo Plc. in London, a leading company in the broadcast storage and services industry. He is also a director of EUCI Career Colleges, Incorporated, which is listed on the NASDAQ Small Cap Market and the Boston Stock Exchange and Top Image System, Ltd. At present, Mr. Housman is a director of a number of privately held companies in the United States. He became a member of the Supervisory Board of ICTS in 2002.

      Gordon Hausmann is the senior partner of his own law firm which he founded in London 25 years ago. He specializes in business finance and banking law. He holds office as a Board Member of the UK subsidiaries of various quoted companies, Company Secretary of Superstar Holidays Ltd., a subsidiary of El Al Airlines Ltd., Director of Dominion Trust Co. (UK) Ltd., associated with a private Swiss banking group, and a Governor of the Hebrew University.

      David W. Sass for the past 47 years has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP. He has been a director of ICTS since 2002. Mr. Sass became a director of Inksure Technologies, Inc., a company which develops, markets and sells customized authentication systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion. He is also a director of several privately held corporations. He is an Honorary Trustee of Ithaca College.

      Philip M. Getter is currently the managing member of GEMPH Development LLC. From 2000 to 2005 he was a partner of DAMG Capital, LLC Investment Bankers. Prior thereto he was most recently head of Investment Banking and a member of the board of directors of Prime Charter, Ltd. He has more than thirty years of corporate finance experience.

      Having served as Administrative Assistant to the Director of United States Atomic Energy Commission from 1958 to 1959, he began his Wall Street career as an analyst at Bache & Co. in 1959. He was a partner with Shearson, Hammill & Company from 1961 to 1969 and a Senior Partner of Devon Securities, an international investment banking and research boutique from 1969 to 1975. Mr. Getter was a member of the New York Society of Security Analysts. From 1975 to 1983 he was President and CEO of Generics Corporation of America, a public company that was one of the largest generic drug manufacturers in the United States. As Chairman and CEO of Wolins Pharmaceutical from 1977 to 1983 he led the reorganization and restructuring one of the oldest and largest direct to the profession distributors of pharmaceuticals. Mr. Getter became a director of Inksure Technologies, Inc. in 2003, a company which develops, markets and sells customized authentication systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion. He has been a member of the League of American Theatres and Producers, Advisory Board of the American Theatre Wing, Trustee of The Kurt Weill Foundation for Music, a member of the Tony Administration Committee and has produced for Broadway, television and film. He writes frequently concerning the communications, education and entertainment industries. Mr. Getter received his B.S. in Industrial Relations from Cornell University. He is a member of several industry organizations and serves on various boards of both public and private organizations and is Chairman of the Audit Committees of EVCI Career Colleges, Inksure Technologies, Inc. as well as the Company.

      Avraham Dan is a CPA (Isr). Mr. Dan joined ICTS in June 2004 as Chief Financial Officer. Since September 2004 to the present, Mr. Dan is a Managing Director. From 1995 to 2001 he was Chief Executive Officer and a Director of Pazchem Limited, an Israeli chemical company. Mr. Dan holds an MBA degree from Pace University, NY.

      Ran Langer joined ICTS in 1988 through 1998 as General Manager of the German subsidiaries of ICTS. From 1998 to the present, he serves as General Manager of Seehafen Rostock Umschlagsgesellschaft mbH, the operator of the Seaport in Rostock, Germany. Mr. Langer became a Managing Director of ICTS in September 2004.

      Alon Raich is a CPA (Isr), joined ICTS in September 2005 as Financial Controller. From 2001 to 2005 he worked in the accounting firm, Kesselman &

Kesselman, PriceWaterhouseCoopers (PwC). Mr. Raich holds a BA degree in economics and accounting and an MA degree in law from Bar-Ilan University, Israel.

      Compensation

                           Summary Compensation Table

The following table sets forth compensation earned by the executive officers and the highest paid executive during 2007

-----------------------------------------------------------------------------------------------------------------------------
                                                                              Nonqualified
Name and                                                      Non-Equity        Deferred       Number of    Number
Principal                                     All Other     Incentive Plan    Compensation      Option     of Stock
Position        Year     Salary    Bonus     Compensation    Compensation       Earnings        Awards      Awards     Total
                           $         $            $                $                $                                   $
-----------------------------------------------------------------------------------------------------------------------------
Avraham Dan,    2007      180                     60                                                                   240
Managing
Director        2006      180        60           60                                            45,000                 300

                2005      180                     60                                                                   240
-----------------------------------------------------------------------------------------------------------------------------
Ran Langer,     2007       No
Managing                 Salary
Director        2006                                                                            45,000

                2005
-----------------------------------------------------------------------------------------------------------------------------
Doron Zicher,   2007      242       174           39                                                                   455
Managing
Director        2006      221       217           32                                            55,000                 470
Subsidiary
                2005      221       178           39                                                                   488
-----------------------------------------------------------------------------------------------------------------------------

      Each member of the Supervisory Board who is not an employee of the Company receives an annual fee of $10 and a fee for each Board or committee meeting attended of $1. The Chairman of the Audit Committee receives an additional $20 per year.

      Mr. Dan has been employed as a Managing Director under a five year employment agreement commencing February 1, 2005, at a monthly compensation of $15.

      Mr. Langer has been employed as Managing Director since 2004 without compensation.

      The following table sets forth information concerning the aggregate compensation paid or accrued on behalf of all of our directors and executive officers as a group for the year ended December 31, 2007.

                                Salaries, fees,            Pension, retirement
                                  commissions                   and other
                                  and bonuses                similar benefits
                                ---------------            -------------------
                                               (in thousands)
All directors and officers      ----------------------------------------------
   as a group (14 persons)           $1,421                         $110

      Board practices

      ICTS has a Supervisory Board and a Management Board. The Supervisory Board has the primary responsibility for supervising the policies of the Management Board and the general course of corporate affairs and recommending the adoption of the annual financial statements of ICTS by its shareholders. The Management Board is responsible for the day-to-day operations of ICTS. Members of the Supervisory Board and the Management Board are appointed by the shareholders for a term of one year. Non-executive officers are appointed by and serve at the pleasure of the Management Board.

      The members of the Supervisory Board and the initial year they joined the Board are as follows: Menachem Atzmon (1999), Eytan Barak (2006), Elie Housman
(2002), Gordon Hausmann (2005), David W. Sass (2002) and Philip M. Getter
(2003).

      The Audit Committee consists of Philip M. Getter, Chairman, Eytan Barak and Gordon Hausmann, all of whom are independent. Mr. Getter and Mr. Barak have financial expertise. The audit committee evaluates ICTS's accounting policies and practices and financial reporting and internal control structures, selects independent auditors to audit the financial statements and confers with the auditors and the officers. The Audit Committee has an Operating Charter as well.

      ICTS's Compensation Committee consists of Elie Housman, Chairman, Gordon Hausmann and Eytan Barak. The Compensation committee determines salaries, incentives and other forms of compensation for ICTS's executive officers and administrator's stock plans and employee benefit plans. The Compensation Committee has an operating charter as well.

      The members of the Audit Committee and Compensation Committee are all independent and were never officers or employees of ICTS except Mr. Elie Housman, for a short period, was chairman of the Board of ICTS under contract.

      The Supervisory Board of the Company has adopted a Code of Ethics for principal Executive Officers, Directors and senior financial officers.

      The Articles of Association of ICTS require at least one member of both the Management Board and the Supervisory Board, but do not specify a maximum number of members for such boards. The general meeting of shareholders determines the exact number of members of both the Management Board and the Supervisory Board. Under the laws of the Netherlands and the Articles of Association, each member of the Supervisory Board and Management Board holds office until such member's resignation, death or removal, with or without cause, by the shareholders or, in the case of members of the Supervisory Board, upon reaching the mandatory retirement age of 72.

      Employees

The number of employees in Europe is approximately 750.

The number of employees in the USA is approximately 2,760.

      Share ownership

See tables under Item 7: "Major Shareholders" and "Related Party Transactions" below.

    Options to Purchase Securities.

      On June 22, 1999 shareholders adopted the 1999 Equity Incentive Plan (the "Plan"). The Plan provides a means whereby employees, officers, directors, and certain consultants and independent contractors of the Company ("Qualified Grantees") may acquire the Common Shares of the Company pursuant to grants of
(i) Incentive Stock Options ("ISO") and (ii) "non-qualified stock options". A summary of the significant provisions of the Plan is set forth below. The following description of the Plan is qualified in its entirety by reference to the Plan itself.

      The purpose of the Plan is to further the long-term stability, continuing growth and financial success of the Company by attracting and retaining key employees, directors and selected advisors through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. The Company believes that the Plan will strengthen these individuals' desire to remain with the Company and will further the identification of their interests with those of the Company's shareholders.

      The Plan provides that options to purchase up to 600,000 Common Shares of the Company may be issued to the employees and outside directors. All present and future employees shall be eligible to receive incentive awards under the Plan, and all present and future non-employee directors shall be eligible to receive non-statutory options under the Plan. An eligible employee or non-employee director shall be notified in writing, stating the number of shares for which options are granted, the option price per share, and conditions surrounding the grant and exercise of the options.

      The exercise price of shares of Company Stock covered by an ISO shall not be less than 100% of the fair market value of such shares on the date of grant; provided that if an ISO is granted to an employee who, at the time of the grant, is a 10% shareholder, then the exercise price of the shares covered by the incentive stock option shall not be less than 110% of the fair market value of such shares on the date of the grant. The exercise price of shares covered by a non-qualified stock option shall be not less than 85% of the fair market value of such shares on the date of the grant. The Plan shall be administered by the Compensation Committee.

      The Management Board and the Supervisory Board on November 30, 2004 have approved and the shareholders have adopted on February 12, 2005, the 2005 Equity Incentive Plan, (the "Plan").

      The Plan provides a means whereby employees, officers, directors, and certain consultants and independent contractors of the Company ("Qualified Grantees") may acquire the Common Shares of the Company pursuant to grants of
(i) Incentive Stock Options ("ISO"), (ii) non-qualified stock options (the NQSO) and (iii) restricted stock. A summary of the significant provisions of the Plan is set forth below. The following description of the Plan is qualified in its entirety by reference to the Plan itself.

      The purpose of the Plan is to further the long-term stability, continuing growth and financial success of the Company by attracting and retaining key employees, directors and selected advisors through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. The Company believes that the Plan will strengthen these persons' desire to remain with the Company and will further the identification of those persons' interests with those of the Company's shareholders.

      The Plan shall be administered by the Compensation Committee of the Supervisory Board, which shall be appointed by the Supervisory Board of the Company, and which shall consist of a minimum of three members of the Supervisory Board of the Company.

      The Plan provides that options to purchase up to 1,500,000 Common Shares of the Company may be issued to the employees, certain consultants and directors. All present and future employees shall be eligible to receive incentive awards under the Plan, and all present and future non-employee directors shall be eligible to receive non-statutory options under the Plan. An eligible employee or non-employee director shall be notified in writing, stating the number of shares for which options are granted, the option price per share, and conditions surrounding the grant and exercise of the options.

      The exercise price of shares of Company Stock covered by an ISO and NQSO shall be not less than 100% of the fair market value of such shares on the date of grant; provided that if an ISO is granted to an employee who, at the time of the grant is a 10% shareholder, then the exercise price of the shares covered by the incentive stock option shall be not less than 110% of the fair market value of such shares on the date of grant. The Plan also provides for cashless exercise of Options at the discretion of the Compensation Committee. In such event, there may be a charge to the earnings of the Company with respect to the cashless exercise of the Options.

    The Compensation Committee may determine the number of shares that may be awarded to a participant as restricted stock and the provisions relating to risk of forfeiture and may determine that the restricted stock is only earned upon the satisfaction of performance goals established by the Committee. The Committee shall also determine the nature, length and starting date of any performance period and the terms thereof.

      The Compensation Committee, in November 2004, recommended, and the Supervisory Board and the Management Board have approved, the granting of the following options under the 2005 Equity Incentive Plan as follows:

      1. Menachem Atzmon (Chairman of the Board) - 550,000 options of which 250,000 shall be immediately vested and 300,000 options to be vested equally over the next three years. With respect to the Options for 200,000 shares they are granted in lieu of a current salary for Mr. Atzmon. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

      2. Doron Zicher (Key Employee) - 45,000 options to be vested equally over the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

      3. Ran Langer (Managing Director) - 65,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

      4. Avraham Dan (Managing Director) - 55,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

      5. Udi Bechor (Key Employee) - 45,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant. Mr. Bechor left the Company in 2007 and can no longer exercise his options.

      6. Oded Shoam (Key Employee) - 50,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

      7. (Directors) - 30,000 options were granted to each of the Directors, namely, Elie Housman, Philip Getter, Lynda Davey, M. Albert Nissim and David W. Sass. The Options shall be immediately vested as to 10,000 shares and shall vest 10,000 shares on each anniversary in the event such person is a Director of the Company at that time. The options are exercisable at $1.35 per share representing the fair market value on the date of grant. The options of Lynda Davey expired in 2007. Ms. Davey left the Company in 2007 and can no longer exercise her options.

      8. (Committee Chairs) The Chairman of the Audit Committee and the Chairman of the Compensation Committee should each be granted 30,000 additional Options. The Options shall be immediately vested as to 10,000 shares and shall vest 10,000 shares on each anniversary in the event such person is a Director of the Company at that time. The options are exercisable at $1.35 per share representing the fair market value on the date of grant.

      The Compensation Committee, in October 16, 2006, recommended, and the Supervisory Board and the Management Board have approved, the granting of the following options under the 1999 and the 2005 Equity Incentive Plans as follows:

      1. Menachem Atzmon (Chairman of the Board) - 350,000 options of which 250,000 shall be immediately vested and 100,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      2. Doron Zicher (Key Employee) - 55,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      3. Ran Langer (Managing Director) - 45,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      4. Avraham Dan (Managing Director) - 45,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      5. Udi Bechor (Key Employee) - 35,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant. Mr. Bechor left the Company in 2007 and can no longer exercise his options.

      6. Oded Shoam (Key Employee) - 35,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      7. Phillip Getter (Chairman - Audit Committee) - 40,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      8. Eli Housman (Chairman - Compensation Committee) - 45,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      9. David W. Sass (Director) - 20,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      10. Gordon Hausmann (Director) - 50,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      11. Eytan Barak (Director) - 30,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      12. Richard Sporn (Key Employee) - 15,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      13. Alon Raich (Key Employee) - 15,000 options to be vested equally over three years. Options are exercisable at $1.00 per share representing the fair market value on the date of grant.

      A summary of the Options granted is as follows:

      As of December 31, 2007 there were outstanding options to purchase 1,723,000 shares, out of 2,100,000 that were approved and issued. All the options were granted to directors, executive officers and employees of the Company as a group at exercise prices ranging from $1.00 to $1.35 per share under the plans. These options vest over various terms, ranging from immediately to five years and no later than November 2011. Options available for grant under the plans are 377,000. The plans expire by their terms at various dates to 2015.

      All current executive officers (Managing Directors) (2 persons) as a group: 210,000 Options

      All current directors (6 persons) as a group: 1,230,000 Options

      All non-executive officers and other (8 persons) as a group: 283,000
Options

      U.S. Federal Income Tax Consequences

      The rules governing the U.S. federal tax treatment of stock options, restricted stock and shares acquired upon the exercise of stock options are quite technical. Therefore, the description of U.S. federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, the statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. In particular, the "American Jobs Creation Act of 2004" imposed new rules concerning the taxation of various deferred compensation arrangements. It is not clear whether, and to what extent, these new rules apply to awards under the Plan. Although the Company does not believe that awards under the Plan are affected by the new rules, there can be no assurance to that effect until adequate guidance is forthcoming from the U.S. Treasury Department. Finally, the tax consequences under applicable state, local and foreign income tax laws may not be the same as under the U.S. federal income tax laws.

      INCENTIVE STOCK OPTIONS. ISOs granted pursuant to the Plan are intended to qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code. If the participant makes no disposition of the shares acquired pursuant to exercise of an ISO within one year after the transfer of shares to such participant and within two years from grant of the option, such participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, neither the Company nor any subsidiary will be entitled to a deduction for federal income tax purposes with respect to either the issuance of the ISOs or the issuance of shares upon their exercise.

      If shares acquired upon exercise of ISOs are disposed of prior to the expiration of the above time periods, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible for federal income tax purposes by the Company or subsidiary for whom the participant performs services ("service recipient") in the same year, provided that the amount constitutes reasonable compensation for services that would result in a deduction for U.S. federal income tax purposes and that certain federal income tax withholding requirements are satisfied. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

      The foregoing discussion does not consider the impact of the alternative minimum tax, which may be particularly applicable to the year in which an ISO is exercised.

      NON QUALIFIED STOCK OPTIONS. A participant who acquires shares by exercise of a NQSO generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the service recipient for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation for services that would result in a deduction for U.S. federal income tax purposes and that certain federal income tax withholding requirements are satisfied. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as capital gain or loss.

      RESTRICTED STOCK. A participant granted shares of restricted stock under the Plan is not required to include the value of such shares in ordinary income until the first time such participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Internal Revenue Code to be taxed on the receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the stock. The service recipient will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the participant, for the service recipient's taxable year in which the participant recognizes such income, provided that the amount constitutes reasonable compensation for services that would result in a deduction for U.S. federal income tax purposes and that certain federal income tax withholding requirements are satisfied.

Item 7. Major Shareholders and Related Party Transactions

      Major Shareholders.

      The following table sets forth certain information regarding ownership of the Company's Common Shares as of June 2, 2008 (including options exercisable within 60 days from June 2, 2008) with respect to:

      (1) Each person who is known by the Company to own beneficially more than 5%of the Company's outstanding Common Shares.

      (2) Each director or officer who holds more than 1% of the Common shares.

      (3) All directors and officers as a group. None of the directors or officers, excluding Mr. Menacham Atzmon, owns 1% or more of ICTS outstanding share capital.

-----------------------------------------------------------------------------------------------
                                                         Percent of
                                                     Amount Beneficially    Common Shares
Name of Five Percent Shareholders                         Owned (a)        Outstanding (b)
-----------------------------------------------------------------------------------------------
Atzmon Family Trust (b) (1)(2)                            4,497,226            60.95%
-----------------------------------------------------------------------------------------------
Nicholas P. Monteban, Xalladio Holding B.V. and
Galladio Capital Management B.V.                            688,000            10.54%
-----------------------------------------------------------------------------------------------
Everest Special Situations Fund
 & Affiliates (c)                                           703,772            10.78%
-----------------------------------------------------------------------------------------------
All officers and directors as a group including
the Atzmon Family Trust
(12 persons)                                              5,167,559            64.22%
-----------------------------------------------------------------------------------------------

      (a) The amount includes common shares owned by each of the above, directly or indirectly and options immediately exercisable or exercisable within 60 days from June 2, 2008.

      (b) As to each shareholder, the percentage is calculated using the amount beneficially owned by such shareholder (as determined in accordance with (a) above) divided by the number of total outstanding common shares and the shares issuable pursuant to the exercise of options exercisable within 60 days from the date of the grant, if any held by such shareholder. Common shares subject to options that are immediately exercisable or exercisable within 60 days of the date of the grant are deemed outstanding for computing the ownership percentage of the shareholder holding such options, but are not deemed outstanding for computing the ownership of any other shareholder.

      1. Harmony Ventures B.V., owns directly and indirectly approximately 60.95% of the issued and outstanding Common Shares. A family trust for the benefit of the family of Mr. Menachem J. Atzmon (the Atzmon Family Trusts) owns 90% of Harmony Ventures B.V. and the Estate of Ezra Harel owns 10% of the outstanding shares of Harmony Ventures BV and both may be deemed to control Harmony Ventures B.V. Mr. Atzmon disclaims any beneficial interest in the Atzmon Family Trust. Harmony Ventures B.V. and the Atzmon Family Trust may be able to appoint all the directors of ICTS and control the affairs of ICTS.

      2. Of the 900,000 options to Menachem Atzmon (Chairman of the Board), 850,000 are currently exercisable with the remaining 50,000 vesting in 2008. With respect to the Options, 400,000 shares were granted in lieu of a current salary for Mr. Atzmon. Options are exercisable at $1.35 per share for 550,000 options and $1.00 per share for 350,000 options representing the fair market value on the dates of grant.

      (c) The shares were purchased by such group during 2006, 2007 and 2008.

      Related Party Transactions.

      In August 1997, ICTS, as part of a group consisting of Leedan Systems and Properties Enterprises (1993) Ltd. and Rogosin Development and Holdings Ltd. ("Rogosin"), each at the time, an affiliate of Leedan, invested in a joint venture, Bilu Investments Ltd. ("Bilu"). Bilu is engaged in the financing of real estate projects in Israel, primarily in the residential market. In consideration for a 9.3% equity interest in Bilu, ICTS contributed $259 and has guaranteed $2,915 of debt obligations of Bilu. In 2000 Bilu issued 25% of its shares to an unaffiliated party in consideration for an equity investment of $2,000 and the provision of guarantees for debt obligations of Bilu in an amount of $3,800. As a result, ICTS's equity interest in Bilu has been diluted to 7% and ICTS's guarantee was reduced to $2,515, of which $700 is on behalf of each of Leedan and Rogosin, respectively. Rogosin became an unaffiliated party in 2002. In December 31, 2004, as a result of the continuing deterioration in the financial results of Bilu and the financial position of Leedan and Rogosin, the Company has determined to write off its investment in Bilu and to fully provide for its bank guaranties. In early 2007, the Company was released from its guarantee obligation for an amount of $665. The provision for the bank deposits was reduced by the same amount presented in 2006 results.

      In July 2000, each of ICTS and International Tourist Attractions Ltd. ("ITA"), a company under the control of ICTS's principal shareholders, purchased 16 common shares for $16 each of Ramasso Holding B.V. ("Ramasso") from Leedan, representing 40% each of the outstanding share capital of Ramasso. The remaining 20% shares in Ramasso are held by a company controlled by Leedan. ICTS provided loans to Ramasso from time to time until December 2003 aggregating approximately $3 million bearing an annual interest rate of 4.25% which has no fixed repayment. Ramasso owns and operates, a Time Elevator in Rome, Italy.

      Through December 31, 2002, ICTS has accounted for its share in Ramasso's losses, in the total amount of $1.4 million, in view of these losses; the Company wrote-off the balance of the investment in Ramasso at December 31, 2002, in the amount of $1 million. In April, 2003 the Company provided a financial institution that financed the Time Elevator in Rome, with a guaranty securing the repayment of such financing. At the time the guaranty was provided the amount of the financing provided by such financial institution to Time Elevator in Rome has been net 1,838,390 Euro. As of December 31, 2003, ICTS has fully provided for the guaranty in the amount of $1.1 million. Subsequent to December 31, 2003 ICTS was required by the financial institution to cover its guaranty and the Company has reached an agreement with the financial institution for the repayment terms. All the debt was paid until December 31, 2005. Ramasso, which operated the Time Elevator in Rome filed for bankruptcy. In 2006 the receiver in the bankruptcy has filed a proceeding against the financial institution which provided loans to Ramasso to recover a security deposit in the amount of 866 Euro ($1.1 million as of December 31, 2006) which the financial institution held as security and applied against its outstanding indebtedness as a result of Romasso's defaults. The financial institution has impleaded the company on its guarantee to the financial institution, and the financial institution is required to return the security deposit to the receiver in the bankruptcy. The financial institution has withdrawn its claim against the Company and has filed a Notice of Discontinuance against the Company.

      During the period from April to September 2002, ICTS purchased 4,106,895 shares of Inksure Technologies Inc. ("Inksure"), which represents 34.3% of Inksure's outstanding shares for a purchase price of $5,986. In October 2002, Mr. Elie Housman, the Chairman of the Board of Inksure, was appointed to the ICTS Supervisory Board. Mr. Sass, a member of the ICTS Supervisory Board and one of our directors was elected to the Board of Inksure. Mr. Getter is also a member of the Board of Inksure. Messrs. Housman, Getter and Sass, as well as an entity associated with the Atzmon Family Trust, own shares and warrants in Inksure. In addition, Messrs. Housman, Getter and Sass hold options to purchase Inksure securities. Inksure develops, markets and sells customized authentications systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion. In June 2003 and April 2004 the Company participated in Inksure's private placements purchasing 174,542 and 544,118 additional shares, respectively at an aggregate purchase price of $192 and $370, respectively. During December 2006 the Company sold 155,000 shares of Inksure at a price of $2.70 per share. In March 2007 another 155,000 shares were sold for $1.90 per share. As of December 31, 2007 the Company owns approximately 28.1% of the outstanding shares of Inksure. In 2006 the supervisory board authorized the management to sell its investment in Inksure. The market value as of December 31, 2007 was approximately $2.1 million. As of June 1, 2008 the market value of the investment dropped to $1 million.

      On July 7, 2005, the Company has signed an agreement, with a related party, to sell its rights of ownership in a long-term deposit, and to transfer the related long-term loan which was received as part of the arrangement with a bank, for consideration of $1.2 million. As of June 30, 2005 the net book value of the deposit and the long-term loan was $1.2 million. The total loss from the selling amounted to $316.

      In June 2002 equipment in the amount of $23.5 million was purchased and leased back to the seller, an unaffiliated private Dutch company, for 7 years in an operating lease agreement (with respect to equipment in an amount of $12.5 million, the Company entered into a purchase and lease agreement that replaced a predecessor acquirer, see below). The seller had the option to buy back the assets after 5 or 7 years, at their fair value, which would have been determined by an appraiser. The Company has undertaken to repay the predecessor acquirer's liability to a bank, in an amount of $8.7 million, and issued him a promissory note. The loan was non-recourse.

      In December 2004, ICTS determined that the future cash flows from the lease equipment will not recover its investment, and as a result recorded an impairment loss of $2,247 in addition to an impairment loss of $6,042 that was recorded in 2003. The value of the equipment was based on a cash flow projection that incorporated an external appraisal of the equipment terminal value at the option exercise date.

      In June 2005, the company granted the lessee an option to purchase the leased equipment for an amount of $5 million plus an amount equal to the related loan balance on the exercise date, thus providing for the possibility of the early termination of the leasing agreement. The validity of the option started on June 1, 2005 until September 30, 2006. As a consideration for granting the option fee the lessee had to pay ICTS an option fee of $20 per month, which will be reduced from the $5 million in case of exercising the option.

      In July 2005 the company received an advanced payment of $1 million on lease installments which will be reduced from the purchase price of $5 million in case that the option will be exercised.

      On December 28, 2005 the lessee exercised the option. The net value of the equipment as of the purchase date was (euro)9,775 (equal to $11,554 on that date). The loss from the selling total was $4,774. On January 2006 the company signed a loan agreement with the owner of the lease company in which he received a loan of (euro)1million ($1.2 million as of December 31, 2005) for 6 months bearing an interest of 5.45%. The entire loan was repaid by May 2006.

      As of December 31, 2007 and 2006 the company received loans in an aggregate amount of $6,528 and $2,652, respectively, from a related party as bridging finance. These loans are evidenced by a secured Promissory Note. All loans and accrued interest were due no later then April 1, 2008. Interest accrues at prime rate plus 1.5 percent and the obligations were secured by the pledge of 2,157,895 shares of common stock of Inksure Technologies Inc. The loans were, at the option of the lender, convertible into the company's common stock at a price of $3.50 per share. During 2008 the terms of the loan with related party were extended for 2 years up to April 1, 2010. Based on the new agreement, as collateral on the loan, 26% of the shares of I-SEC International Security B.V. a wholly owned subsidiary of the Company was pledged to the related party In addition, the loan is convertible to the Company' shares at a price of $2.75. Loans and accrued interest from related parties at June 30, 2008 amounted to $6.3 million.

      Following structural changes and continuous losses in Demco, a 100% held subsidiary, it was decided to transfer the projects of Demco to "Amesco Emergency and Security Solutions" as a subcontractor. That company belongs to a related party. It will pay commissions to Demco based on the contracts it will operate until 2010.

Item 8. Financial Information

      Consolidated Statements and Other Financial Information.

      See pages F-1 through F-43 incorporated herein by reference.

      Legal Proceedings

      As a result of the September 11th terrorists attacks numerous lawsuits have commenced against Huntleigh and ICTS. Huntleigh and ICTS have been named in approximately 64 and 61 lawsuits, respectively. All of the cases were filed in the United States District Court, Southern District of New York. The cases arise out of Huntleigh's airport security service for United Flight 175 out of Logan Airport in Boston, Massachusetts. All of the cases involve wrongful death except 16 which involve property damage. The cases are in their early stages with depositions having begun on September 12, 2006. A number of these cases have been settled or are in the process of being settled or dismissed at no cost to the Company.

      Although these are the only claims brought against Huntleigh and ICTS with respect to the terrorist attacks of September 11, 2001, Huntleigh and ICTS anticipate additional related claims. See "Risk Factors-Potential For Liability Claims."

      Under current legislation Huntleigh has its liability limited to the amount of insurance coverage that it carries. The legislation applies to Huntleigh, but not ICTS.

      The Company has commenced an action against the U.S. Government with regard to the Fifth Amendment rights relating to the taking of its business. In December 2004 the Court denied the Government's motion to dismiss the case. A motion for reconsideration was filed by the defendant and denied. The trial for this action has been held and the court has decided against the Company. The Company appealed the decision. In May 2008, the U.S. Court of Appeals for the Federal Circuit has affirmed the lower court's ruling against the Company.

      The Company was in dispute with Fraport A.G. International Airport Services Worldwide in relation to alleged unlawful use of the letter combination "ICTS" by the company. Fraport initiated proceedings before the district court of Amsterdam. The principal amount claimed is 57.65 million Euros ($68.1 million as of December 31, 2005). This dispute has been settled without any liability to the Company.

      In September 2005, Avitecture, Inc, (f/k/a Audiovisual-Washington, Inc.) ("Avitecture"), filed a Demand for Arbitration and Mediation against ITA-Atlantic City, LLC ("ITA") with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated March 20, 2003, ITA owes Avitecture $222 for audio, video and control systems it provided for ITA's use in a tourist attraction in Atlantic City, New Jersey, but for which Avitecture claims it has not been paid. The case was decided against the Company in an arbitration proceeding awarding Avitecture $194 plus arbitration costs of $6. The arbitrator's decision was affirmed by the

Superior Court of New Jersey on or about May 4, 2007. The Company appealed this decision. In September 2007, ITA k/a Explore Atlantic City, LLC ("Explore") filed bankruptcy under Chapter 7 Bankruptcy Code. We filed a petition in bankruptcy with the court. The Appellate Court affirmed the arbitrator's ruling on February 18, 2008. In the interim, the bankruptcy case was closed.

      In November 2005, Turner Construction Company ("Turner") filed a Demand for Arbitration and Mediation against Explore Atlantic City, LLC ("Explore") with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated October 28, 2003, Explore owes Turner $948 for work and/or services performed pursuant to the contract, but for which Explore has not paid Turner. The arbitrator awarded Turner $956 plus interest and costs, which award was affirmed on appeal. As of December 31, 2007 and 2006, $956 and $970 were accrued, respectively. On or about October 9, 2007, Explore filed a petition in bankruptcy with the New Jersey Superior Court. The Court thereafter stayed the proceedings and dismissed the action without prejudice as a result of the bankruptcy filing. To date, Turner has not moved to re-instate or reopen the case.

      In December 2005, Barlo & Associates ("Barlo") filed a Demand for Arbitration and Mediation against Explore with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated April 16, 2002, Explore owes Turner $21,000 for architectural work and/or services performed pursuant to the contract, but for which Explore has not paid Barlo. This matter has been settled for $10,000.

      The TSA filed with the Office of Dispute Resolution for Acquisition ("ODRA") a contract dispute in connection with the contract entered into in February 2002 by Huntleigh seeking reimbursement of an alleged overpayment of principal in the amount of $59.2 million. This claim follows the lawsuit which Huntleigh has already filed against the TSA for its breaches of its contract with Huntleigh. Both claims are now pending in mediation.

      Huntleigh intends to vigorously challenge the TSA's claim which it asserts is devoid of any factual or legal merit. The TSA's filing comes on the heels of a recent decision by ODRA granting Huntleigh's motion for partial summary judgment against the TSA. ODRA has granted Huntleigh's motion for partial summary judgment on Huntleigh's claim that the TSA breached the contract by failing to give appropriate notice for transitioning airport locations. A separate hearing will be held to determine the amount of damages due to Huntleigh on this claim. With regards to the claim for the $59.2 million overpayment, Huntleigh has filed a motion to dismiss the action which has been denied.

      In 2005 the Company's subsidiary ICTS USA, Inc. filed a refund claim with the Internal Revenue Service ("IRS") in an amount in excess of $2.4 million which was to be reflected on the December 31, 2005 year end financial statements as a receivable. The Company made a demand to the IRS for the refund. Thereafter, by letter dated August 15, 2006, the Company was advised that a criminal investigation by the United States Department of Justice, Tax Division is ongoing by a grand jury regarding possible criminal tax violations by the subsidiary for the tax years 2002 and 2003 regarding certain royalty payment made to the Company. In January, 2008, the Company was advised that the current investigation was withdrawn, and the Company received the refund of $2.4 million and interest of $373.

      Two of the Company's subsidiaries have been sued by their landlord (which is the same entity for both properties) alleging breach of the respective leases. One suit is in Circuit Court for Baltimore City affecting the Company's Explore Baltimore facility, and the other is in the Superior Court of New Jersey affecting the Company's Explore Atlantic City facility. Through legally defective service, the landlord was able to obtain orders for possession of both of these locations. A petition to open the Atlantic City action has been filed and one is being prepared for the Baltimore action. In addition to seeking possession, in both the cases the landlord is seeking unpaid rent for the entire term of the leases. In the Atlantic City case the amount sought is $5,970 and in the Baltimore case, the amount is $ 4,444. As of December 31, 2007 and 2006, the Company accrued an amount of $2.5 million and $10.1 million, respectively, for future rent. The Company filed a petition in bankruptcy for each of the Atlantic City and Baltimore subsidiaries, which stayed the proceeding. However, the landlord was able to prevail against the Company with respect to a guarantee given by the Company with respect to the lease in Baltimore. The Company also rendered that the landlord could proceed to prove its damages with respect to the Baltimore lease. In January 2008, the Baltimore litigation was conducted. At the end of the trial, a judgment in the amount of $2,559,343.67 was awarded in favor of the Landlord and against ITA Baltimore and ICTS International, N.V., jointly and severally. The Company has filed an appeal in this litigation to challenge the judgment on behalf of ICTS International, N.V.

      The Atlantic City litigation was reopened in state court in January, 2008 and is still on-going. The amount claimed against ITA is $5,970,197. Deposition discovery is about to commence.

      Significant Changes

      As of the management decision to cease the operations of the Leasing and the Entertainment activities in 2005, the financial statements are presented according to FAS 144 which separates the financial information of the discontinued operations and the continuing operations.

Item 9. The Offer and Listing

      ICTS's shares of common stock are currently traded on the Bulletin Board OTC under the symbol ICTSF.OB.

      The reported high and low closing sales prices per shares during the last five years were as follows:

                                       High               Low
----                                   -----             -----
2003                                   $6.14             $2.49
2004                                   $8.42             $1.35
2005                                   $3.23             $1.58
2006                                   $2.54             $0.10
2007                                   $2.79             $1.40

      The reported high and low closing sales prices per share during each quarter for the last 3 years were as follows:

2005                                   High               Low
----                                   -----             -----
First quarter                          $3.23             $1.58
Second quarter                         $2.89             $1.81
Third quarter                          $3.08             $2.11
Fourth quarter                         $2.81             $2.39

2006                                   High               Low
----                                   -----             -----
First quarter                          $2.54             $2.18
Second quarter                         $2.33             $1.65
Third Quarter                          $1.90             $1.06
Fourth Quarter                         $2.30             $0.10

2007                                   High               Low
------                                 -----             -----
First Quarter                          $2.79             $2.00
Second Quarter                         $2.25             $1.60
Third Quarter                          $2.05             $1.45
Fourth Quarter                         $1.98             $1.40

The reported high and low closing sales prices per shares during each of the last six months were as follows:

                                       High               Low
                                       -----             -----
January                                $2.20             $1.80
February                               $2.20             $1.95
March                                  $2.20             $2.00
April                                  $2.20             $2.00
May                                    $2.20             $2.10
June (until June 29, 2008)             $2.20             $2.05

Item 10. Additional Information

      Memorandum and Articles of Association

      Introduction

      The material provisions of the Company's Articles of Association are summarized below. Such summaries do not purport to be complete statements of these provisions and are qualified in their entirety by reference to such exhibit. The Company was established by the Department of Justice at Amstelveen, Netherlands on October 9, 1992. The objectives of the Company are generally to manage and finance businesses, extend loans and invest capital as described in greater detail in Article 2 of the Company's Articles of Association.

      Shares

      The Company's authorized share capital is currently divided into 17,000,000 common shares, per value 0.45 Euro per common share. The common shares may be in bearer or registered form. As of December 31, 2007 and 2006, 6,672,980 shares were issued. The Company holds 144,880 shares of treasury stock.

      Dividends

      Dividends on common shares may be paid out of annual profits shown in the Company's annual accounts, which must be adopted by the Company's Supervisory Board.

      The Management Board, with the prior approval of the Supervisory Board, may decide that all or part of the Company's profits should be retained and not be made available for distribution to shareholders. Those profits that are not retained shall be distributed to holders of common shares, provided that the distribution does not reduce shareholders' equity below the issued share capital increased by the amount of reserves required by Netherlands law. At its discretion, subject to statutory provisions, the Management Board may, with the prior approval of the Supervisory Board, distribute one or more interim dividends on the common shares before the annual accounts have been approved by the Company's shareholders. Existing reserves that are distributable in accordance with Netherlands law may be made available for distribution upon proposal by the Management Board, subject to prior approval by the Supervisory Board. With respect to cash payments, the rights to dividends and distributions shall lapse if such dividends or distributions are not claimed within five years following the day after the date on which they were made available.

      Voting Rights

      Members of the Company's Supervisory Board are appointed by the general meeting. The Company's Articles of Association provide that the term of office of each Supervisory Director will expire no later than June in each calendar year. Members of the Supervisory Board may be re-appointed.

    General Meetings of Shareholders

      The Company's general meetings of shareholders will be held at least once a year, not later than six months after the end of the fiscal year. Notices convening a general meeting will be mailed to holders of registered shares at least 15 days before the general meeting and will be published in national newspapers in the Netherlands and abroad in countries where the Company's bearer shares are admitted for official quotation. In order to attend, address and vote at the general meeting of shareholders, the holders of the Company's registered shares must notify it in writing of their intention to attend the meeting and holders of the Company's bearer shares must direct the depository to their bearer shares, each as specified in the published notice. The Company currently does not solicit from or nominate proxies for its shareholders and is exempt from the proxy rules of the Securities Exchange Act of 1934. However, shareholders and other persons entitled to attend the general meetings of shareholders may be represented by proxies with written authority.

      Other general meetings of shareholders may be held as often as deemed necessary by the Supervisory Board or the Management Board and must be held if one or more shareholders or other persons entitled to attend the general meeting of shareholders jointly representing at least 10% of the Company's issued share capital make a written request to the Supervisory Board or the Management Board that a meeting must be held and specifying in detail the business to be dealt with at such meeting. Resolutions are adopted at general meetings of shareholders by a majority of the vote's cast, except where a different proportion of votes are required by the Articles of Association or Netherlands law, in a meeting in which holders of at least one-third of the outstanding common shares are represented. Each share carries one vote.

      Amendment of Articles of Association and Winding Up

      A resolution presented to the general meeting of shareholders amending the Company's Articles of Association or winding up the Company may only be taken after a proposal made by the Management Board and approved by the Supervisory Board. A resolution to dissolve the Company must be approved by at least a three-fourths majority of the votes cast.

      Approval of Annual Accounts

      The Company's annual Netherlands statutory accounts, together with a certificate of its auditors, will be submitted to the general meeting of shareholders for approval. Consistent with business practice in the Netherlands and as provided by the Company's Articles of Association, approval of the annual accounts by the shareholders discharges the Management Board and the Supervisory Board from liability for the performance of their respective duties for the past financial year. Under Netherlands law, this discharge is not absolute and will not be effective with respect to matters which are not disclosed to the shareholders.

      Liquidation Rights

      In the event of the Company's dissolution and liquidation, the assets remaining after payment of all debts and liquidation expenses are to be divided proportionately among the holders of the common shares.

      Issues of Shares; Pre-emptive Rights

      The Company's Supervisory Board has the power to issue shares. The shareholders have by an authorizing resolution provided such authority for a five year period ending June 30, 2011. The number of shares the Supervisory Board is authorized to issue must be set at the time of the resolution and may not exceed 17,000,000 shares of the common shares then outstanding.

      Shareholders have a pro rata pre-emptive right of subscription to any common shares issued for the purpose of raising capital, which may be limited or eliminated, if designated for this purpose by the general meeting of shareholders (whether by means of any authorizing resolution or an amendment to the Company's Articles of Association).

      Repurchase and Cancellation of Shares

      The Company may repurchase its common shares, subject to compliance with the requirements of certain laws of the Netherlands (and provided the aggregate nominal value of the Company's common shares acquired by it at any one time amounts to no more than one-tenth of its issued share capital). Common shares owned by the Company may not be voted or counted for quorum purposes. Any such purchases are subject to the approval of the Supervisory Board and the authorization of the general meeting of shareholders. Authorization is not effective for more than 18 months. The Company may resell shares it purchases. Upon a proposal of the Management Board and approval of the Supervisory Board, the Company's shareholders at the general meeting shall have the power to decide to cancel shares acquired by the Company or to reduce the nominal value of the common shares. Any such proposal is subject to general requirements of Netherlands law with respect to reduction of share capital.

    Shares may only be cancelled by vote of the shareholders at the general meeting. Only shares which the Company holds or for which it holds the depository receipts may be cancelled. However, an entire class may be cancelled provided the Company repays the par value to the holders of such shares.

      On December 6, 2006, shareholders authorized the Company, for a period of 18 months, to expend funds up to $6.5 million to repurchase common shares in the open market at prices not to exceed $10 per share. As of June 30, 2007 the Company has not re-purchased any shares.

      Material contracts

      For material contracts See "Item 8 - Financial Information".

      Exchange controls

      There are no governmental laws, decrees or regulations in The Netherlands, the Company's jurisdiction of organization, that restrict the Company's export or import of capital in any material respect, including, but not limited to, foreign exchange controls.

      There are no limitations imposed by Netherlands law or the Company's charter documents on the right of nonresident or foreign owners to hold or vote Common Shares.

      Taxation

      United States Federal Income Tax Consequences

      The following discussion summarizes the material anticipated U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by a U.S. Holder (as defined below). This summary deals only with shares held as capital assets and does not deal with the tax consequences applicable to all categories of investors some of which (such as tax-exempt entities, banks, broker-dealers, investors who hold shares as part of hedging or conversion transactions and investors whose functional currency is not the U.S. dollar) may be subject to special rules. This summary does not deal with the tax consequences for U.S. Holders who own at any time, directly or indirectly, through certain related parties, 10% or more of the voting stock or nominal paid-in capital of the Company.

      The summary does not purport to be a complete analysis or listing of all the potential tax consequences of holding shares, nor does it purport to furnish information in same detail or with attention to an investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, prospective purchasers of shares are advised to consult their own tax advisers with respect to their particular circumstances and with respect to the effects of U.S. federal, state, local, or other laws to which they may be subject.

      As used herein, the term "U.S. Holder" means a beneficial owner of shares that is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or
(iii) an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

      The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, administrative pronouncements, and existing and proposed Treasury regulations, changes to any of which after the date of this Annual Report on Form 20-F could apply on a retroactive basis and affect the tax consequences described herein.

      Taxation of Dividends

      For U.S. federal income tax purposes, the gross amount of distributions (including any withholding tax thereon) made by the Company out of its current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will be included in the gross income of a direct U.S. Holder as foreign source dividend income on the date of receipt but will not be eligible for the dividends received deduction generally allowed to U.S. corporations. Distributions in excess of the earnings and profits of the Company will be treated, for U.S. federal income tax purposes, first as a nontaxable return of capital to the extent of the U.S. Holder's basis in the shares (thereby increasing the amount of any gain and decreasing the amount of any loss realized on the subsequent disposition of such shares) and then as a gain from the sale or exchange of the shares. The amount of any dividend paid in Euro will be equal to the U.S. dollar value of the euro on the date of receipt regardless of whether the U.S. Holder converts the payment into U.S. dollars. Gain or loss, if any, recognized by a U.S. Holder resulting from currency exchange fluctuations during the period from the date the dividend is includable to the date such payment is converted into U.S. dollars and any exchange gain or loss will be ordinary income or loss.

    The declaration of dividends will be at the discretion of our board of directors and will depend upon our earnings, capital requirements, financial position, general economic conditions, and other pertinent factors. We cannot assure you that dividends will be paid in the future.

      Foreign Tax Credits

      U.S. Holders will generally be entitled to claim a credit against their United States federal income tax liability for the amount of Netherlands dividend withholding tax imposed on dividends paid to U.S. Holders. See Netherlands Dividend Withholding Tax. U.S. Holders who are entitled to the benefits of a reduced rate of Netherlands dividend withholding tax under the U.S. Tax Treaty will be allowed a credit for only the amount of withholding tax provided for under the U.S. Tax Treaty (i.e. 15%). However, the full amount of the dividend, including any withheld amounts in excess of 15%, will be subject to current United States federal income taxation whether or not such Holder obtained a refund of the excess amount withheld. The U.S. Holder is also entitled to a U.S. foreign tax credit for Dutch corporate taxes assessed on the earnings and profits that are distributed. To the extent that Dutch corporate income tax has reduced the accumulated earnings and profits (i.e. the taxes have been paid or at least accrued with an assessment), these taxes accompany the dividend at the same pro-rata percentage as the dividend to the accumulated earnings and profits. The dividend income against which U.S. tax is assessed must be grossed up by the amount of Dutch taxes to be claimed as a credit in order to reverse the effect of the reduction to taxable earnings and profits. The amount of the credit for Netherlands income tax in accordance with the U.S. Tax Treaty will be subject to limitations contained in the foreign tax credit provisions of the Code. In the event the Company pays a dividend to a U.S. Holder out of the earnings of a non-Dutch subsidiary, however, it is possible that under certain circumstances such U.S. Holder would not be entitled to claim a credit for a portion of any Dutch taxes withheld by the Company from such dividend. The portion of Dutch withholding tax that may not be creditable in this instance equals a maximum of 3% of the gross amount of such dividend (or 20% of the Dutch taxes withheld in the case of a U.S. Holder entitled to claim a 15% withholding rate under the U.S. Tax Treaty). This limitation could only potentially apply under circumstances where the Company pays dividends on the shares.

      Depending on the particular circumstances of the U.S. Holder, dividends accrued from shares will generally be classified, for foreign tax credit purposes, as passive income or financial services income. A U.S. Holder who finds it more advantageous because of such limitations, to claim the Netherlands dividend withholding tax as a deduction instead of a credit may do so, but only for a year for which such Holder does not claim a credit for any foreign taxes. If the U.S. Holder is a U.S. partnership, trust, or estate, any tax credit is available only to the extent that the income derived by such partnership, trusts, or estate is subject to U.S. tax on the income of a resident either in its hands or in the hands of its partners or beneficiaries, as the case may be.

      Taxation on Sale or Disposition of Shares

      U.S. Holders will recognize capital gain or loss for U.S. federal income tax purposes on the sale or other disposition of shares in an amount equal to the difference between the U.S. dollar value of the amount realized and the U.S.

Holder's adjusted tax basis in the shares. In general, a U.S. Holder's adjusted tax basis in the shares will be equal to the amount paid by the U.S. Holder for such shares. For shares held less than a year, any such gain or loss will generally be treated as short-term gain or loss and taxed as ordinary gain or loss. If the shares have been held for more than a year, any such gain or loss will generally be treated as long-term capital gain or loss. Rates of tax on long-term capital gains vary depending on the holding period. U.S. Holders are advised to consult a competent tax adviser regarding applicable capital gains tax provisions and sourcing of capital gains and losses for foreign tax credit purposes.

      Gift and Estate Tax

      An individual U.S. Holder may be subject to U.S. gift and estate taxes on shares in the same manner and to the same extent as on other types of personal property.

      Backup Withholding and Information Reporting

      Payments in respect of the shares may be subject to information reporting to the U.S. Internal Revenue Service and to a 31% U.S. backup withholding tax. Backup withholding generally will not apply, however, to a Holder who furnishes a correct taxpayer identification number or certificate of foreign status and makes any other required certification or who is otherwise exempt from backup withholding. Generally, a U.S. Holder will provide such certification on Form W-9 (Request for Taxpayer Identification Number and Certification) and a non-US Holder will provide such certification on Form W-8 (Certificate of Foreign Status).

    Foreign Personal Holding Companies

      The Company or any of its non-US subsidiaries may be classified as a "foreign personal holding company" ("FPHC") if in any taxable year, five or fewer persons who are U.S. citizens or residents own (directly or constructively after the application of certain attribution rules) more than 50% of the Company's stock (a "US Group") and more than 60% of the gross income of the Company or of any subsidiary consists of passive income for purposes of the FPHC rules. There is a look-through rule for dividends and interest received from related persons. Accordingly, dividends and interest received by the Company from its subsidiaries will be re-characterized based on the income of the subsidiaries.

      If the Company or any of its subsidiaries is or becomes a FPHC, each U.S. Holder of the Company (including a U.S. corporation) who held stock in the Company on the last day of the taxable year of the Company, or, if earlier, the last day of its taxable year in which a U.S. Group existed with respect to the Company, is required to include in gross income as a dividend such shareholder's pro rata portion of the undistributed FPHC income of the Company or the subsidiary, even if no cash dividend was actually paid. In this case, if the Company is a FPHC, a U.S. Holder is entitled to increase its tax basis in the shares of the Company by the amount of a deemed dividend from the Company. If a subsidiary of the Company is a FPHC, a U.S. Holder in the Company should be afforded similar relief, although the law is unclear as to the form of the relief.

      Taxes in the Netherlands

      The following is a general non-exhaustive discussion of the tax laws in the Netherlands as they relate to the operations of the Company.

      Corporate Income Taxes

      ICTS is incorporated under the laws of the Netherlands and is therefore subject to the tax laws of the Netherlands. In 2006 the standard corporate income tax rate was 25.5% applicable for taxable profits up to (euro)23 and 29.6% for the excess. In 2007, these rates are 20% for profits up to (euro)25, 23.5% for profits between (euro)25 and (euro)60 and 25.5% for profits in excess of (euro)60.

      ICTS and a number of its Dutch resident subsidiary companies form a fiscal unity for Dutch corporate income tax purposes. As a result, Dutch corporate income tax is levied from these entities on a consolidated basis at the level of ICTS.

      For Dutch corporate income tax purposes business affiliates should calculate their profits at arms length. In case transactions between such affiliates conditions are made or imposed (transfer prices) which differ from those conditions which would have been made or imposed between independent entities in the free market, the profits of those entities are determined as if the latter conditions had been agreed.

      Participation Exemption

      In general, the Dutch participation exemption is applicable to a shareholding held by ICTS in a subsidiary company in case the following conditions are met:

(i)   The subsidiary company has a capital divided into shares; and

(ii) ICTS holds at least 5% of the nominal paid-in share capital of the subsidiary company; and

(iii) ICTS does not hold the shares in the subsidiary company as inventory.

      In case of a shareholding in a non-Dutch resident subsidiary company, the following additional conditions are applicable:

(iv) The subsidiary company is subject to a tax on profits in its state of residence; and

(v) The shares in the subsidiary company are not held by ICTS as a portfolio investment, including shareholdings in passive group financing companies.

Regardless of the above, a shareholding of 20% or more in a qualifying EU resident subsidiary company that can be considered as a portfolio investment in principle still falls within the scope of the participation exemption, provided that all other above conditions are met and subject to certain anti-abuse provisions.

      As from 2007 conditions (iii)-(v) above for the application of the participation exemption will be abolished. Further, the different treatment of shareholdings in Dutch and foreign and of EU and non-EU subsidiaries will disappear. Instead, the participation exemption will be applicable to shareholdings in subsidiary companies of at least 5%, unless

(1)   the subsidiary company can be considered as a low-taxed company; and

(2) the shareholding in the subsidiary company qualifies as a portfolio investment.

      A subsidiary company is considered as a low-taxed company in case the company is not subject to a profit tax that equals at least an effective tax rate of 10% over a taxable base determined according to Dutch standards.

      Whether or not a shareholding in a subsidiary company qualifies as a portfolio investment is determined based on an asset test at the level of the subsidiary. A shareholding is qualified as a portfolio investment if the assets of the subsidiary directly or indirectly consist predominantly (i.e. for more than 50%) of "free portfolio investments", being portfolio assets that are not used for business activities, including assets used for passive group financing activities. The test must be applied from the perspective of the subsidiary itself. The participation exemption will in principle be applicable by definition in case 90% or more of the assets of the subsidiary company consist of real estate.

      In case the participation exemption is applicable, income in the hands of ICTS arising from dividends paid by subsidiaries or capital gains from the disposal of its shares in such subsidiaries is exempt from corporate income tax in The Netherlands. Apart from special provisions in relation to certain liquidation losses, capital losses incurred in relation to qualifying participations are not deductible for Dutch corporate income tax purposes.

      In case the participation exemption is not applicable, income derived from a subsidiary company will be grossed up and taxed in the hands of ICTS against ordinary corporate income tax rates, whilst a credit is allowed for underlying taxes. Income derived from totally exempt portfolio participations will not be grossed up, nor can a credit for underlying taxes be claimed.

      Costs related to the acquisition of qualifying participations are not deductible. Other expenses relating to participations, regardless of whether they are resident in the Netherlands or abroad, are in principle fully deductible. As from 2007, costs related to the disposal of participations falling within the scope of the participation exemption will also no longer be deductible.

      Interest deduction limitations

      As per January 1, 2004, thin capitalization rules were introduced in the Netherlands which include restrictions on the deductibility of interest in the case of companies that are excessively financed by debts. A company is regarded as excessively financed by debts if the average annual debt for tax purposes exceeds three times the average annual equity for tax purposes to the extent that the excess is larger than (euro)500,000. As an alternative to applying the fixed 3:1 debt/equity ratio, as a safe harbour, ICTS may from year to year decide to apply the average debt/equity ratio of the group of companies to which it belongs as its maximum debt/equity ratio based on the statutory commercial (consolidated) accounts. The amount of non-deductible interest is limited to interest due to affiliated group companies (to the extent that such interest exceeds interest received from affiliated group companies).

      Besides the thin-capitalization regulations, Dutch tax law includes various other sets of anti-abuse provisions in relation to deduction of interest.

      Loss compensation

      As a general rule, losses can be carried forward by ICTS indefinitely or carried back to the three preceding book-years, subject to certain anti-abuse provisions in relation to the trade in compensable losses.

      Limitations on loss compensation may also apply in the case of so-called "holding losses", being - shortly summarized - losses incurred in a book-year during which the activities of ICTS (jointly with the subsidiary companies that form part of the fiscal unity for Dutch corporate income tax purposes) for the entire or almost entire year, entirely or almost entirely consist of the holding of participations or the (in) direct financing of related companies. This will be deemed not to be the case if at least 25 employees are engaged in other activities on a full-time basis.

      As of 2007, the term for carry-back of losses will be reduced from three years to one year. Further, the term for carry-forward of losses will be limited to nine years. Not yet compensated losses will vaporize after these terms have lapsed. Based on transitional rules, losses sustained in book-years up to and including 2002 may be set-off against profits of book-years up to and including 2011.

      Corporate Income Tax 2007 Act, other changes

      Based on the recently adopted Corporate Income Tax Act of 2007, as per January 1, 2007, various other changes will be introduced to the Dutch corporate income tax regime. Along with the changes already mentioned above, other changes including, but not limited to an "interest box" and a "patent box" will be introduced in the Netherlands (subject to approval from the European Committee).

      In the interest box regime, subject to certain conditions, the positive balance of interest receivable from and payable to group companies will be taxed against an effective tax rate of 5% (up to a certain maximum depending on the amount of equity for tax purposes). Application of the interest box regime is optional. Therefore, ICTS may determine itself whether or not to apply the interest box regime. If applied, the interest box regime must, in principle, be applied by all Dutch resident group companies for a period of at least 3 years.

      In the patent box regime, income from self-developed intangible assets will be taxed against an effective tax rate of 10%. In general, the maximum amount of income to be taxed against this special rate is limited to 4 times the total costs made in relation to the intangible assets. Application of the patent box is only possible in relation to intangible assets for which a patent is granted. Further, application of the patent box regime is subject to the condition that the income generated with an intangible asset, can for 30% or more, be attributed to the patent. Brands, images and similar assets are excluded from the patent box regime. Application of the patent box regime is optional. ICTS may also decide to deduct R&D costs against other regularly taxed income when determining its taxable income. At a later stage, subject to certain conditions aimed at avoiding that costs are deducted against regular corporate income tax rates whereas income is taxed under the patent box regime against an effective rate of 10%, ICTS may in this case in principle still decide to apply the patent box regime.

      Further, as per January 1, 2007 restrictions will be introduced on the depreciation period of goodwill and other business assets. The minimum depreciation period for goodwill will be 10 years. The minimum depreciation period for other business assets will be 5 years. It should still be possible to value assets at lower going-concern value. Further, restrictions will be introduced on the depreciation of real estate property. Shortly summarized, depreciation of investment property will no longer be allowed in case the book-value of the property falls below the official fair market value of the property for tax purposes. The depreciation of real estate property used as part of a trade or business will be allowed as long as the book-value of the real estate property does not fall below 50% of the official fair market value of the property for tax purposes.

      Dutch Tax Consequences of Holding Shares

      The following is a general, non-exhaustive summary of Dutch tax consequences to a holder of Common Shares who is not, or is not deemed to be, a resident of the Netherlands for purposes of the relevant tax codes (a "non-resident Shareholder") and is based upon laws and relevant interpretations thereof in effect as of the date of this Annual Report, all of which are subject to change, possibly on a retroactive basis. The summary does not address taxes imposed by the Netherlands other than dividend withholding tax, personal income tax, corporate income tax and gift and inheritance tax. The discussion does not address the tax consequences under tax laws in any other jurisdiction besides the Netherlands.

      Dividend Withholding Tax in the Netherlands

      ICTS currently does not anticipate paying any dividends in the foreseeable future. To the extent that dividends are distributed by ICTS, such dividends ordinarily would be subject, under the tax laws of the Netherlands, to a withholding tax at a rate of 25%. In 2007, the domestic Dutch dividend withholding tax rate will be reduced to 15%. Dividends include distributions in cash or in kind, deemed dividends and redemption and liquidation proceeds in excess of, for Dutch tax purposes, recognized paid-in capital. In case there are profits or in case profits can be anticipated, the repayment of ICTS' share premium is in principle also subject to dividend withholding tax. Further, share dividends are subject to Dutch dividend withholding tax, unless distributed out of the paid-in share premium of ICTS as recognized for tax purposes in the Netherlands.

      A non-resident Shareholder can be eligible for a reduction or a refund of Dutch dividend withholding tax under a tax convention which is in effect between the country of residence of the shareholder and the Netherlands. The Netherlands has concluded such conventions with, among others, the United States, most European Union member states, Canada, Switzerland and Japan. Under most of these conventions, dividend withholding tax in the Netherlands is effectively reduced to a rate of 15% in the case of an individual shareholder or less in the case of a corporate shareholder.

      Under the tax convention currently in force between the United States and the Netherlands (the "Treaty"), dividends paid by ICTS to an individual shareholder resident in the United States or a corporate shareholder organized under the laws of the United States or any State or territory thereof holding less than 10% of the voting power in ICTS (each, a "U.S. Treaty Shareholder"), are generally eligible for a reduction of Dutch dividend withholding tax to 15%, provided that they are entitled to the benefits of the Treaty, unless such U.S. Treaty Shareholder has a permanent establishment or permanent representative in the Netherlands to which or to whom the Common Shares are attributable. Subject to certain conditions, the dividend withholding tax rate may be reduced to 5% or 0% in case a qualifying U.S. resident corporate shareholder would hold at least 10% respectively at least 80% of the voting power in ICTS.

      Generally, there is no dividend withholding tax applicable in the Netherlands on the sale or disposition of Common Shares to persons other than ICTS or its subsidiaries or affiliates. In case of sale or disposition of Common Shares to ICTS or any of its subsidiaries, dividend withholding tax in the Netherlands may apply. However, after January 1, 2001, in limited circumstances, Dutch dividend withholding tax will not apply to repurchases of shares by ICTS.

      In addition, in an effort to reduce the practice of dividend stripping to reduce or avoid the applicable taxes, the Dutch tax authorities have introduced new laws to avoid such practices effective retroactively as from April 27, 2001.

      Income Tax and Corporate Income Tax in the Netherlands

      Based on Dutch domestic tax law, a non-resident Shareholder is subject to Dutch income tax and Dutch corporate income tax with respect to dividends distributed by ICTS on the Common Shares or with respect to capital gains derived from the sale or disposal of Common Shares in case:

            (a) the non-resident Shareholder carries on a business in the Netherlands through a permanent establishment or a permanent representative to which or to whom the Common Shares are attributable; or

            (b) the non-resident Shareholder has a direct or indirect substantial interest or deemed substantial interest in the share capital of ICTS as defined in the tax code in the Netherlands, which interest does not form part of the assets of an enterprise of that non-resident Shareholder; or

            (c) the non-resident Shareholder is entitled to a share in the profits of an enterprise effectively managed in The Netherlands, other than through ownership of securities or, in the case of an individual shareholder, through employment, to which enterprise the Common Shares are attributable.

      Generally, there is a substantial interest in the share capital of ICTS if the non-resident Shareholder, alone or together with his or her partner (spouse, registered partner or other individuals as defined in the Dutch 2001 Personal Income Tax Act), owns, directly or indirectly, (i) 5% or more of the issued capital of any class of shares in ICTS, (ii) options to acquire 5% or more of the issued capital of any class of shares or (iii) profit-sharing rights to 5% or more of the annual profits or liquidation distributions of ICTS. If an individual, alone or together with his partner, does not have a substantial interest based on these tests, he or she may nevertheless be deemed to have a substantial interest in case certain relatives hold a substantial interest in ICTS. In case of a substantial interest held by a corporate shareholder, a receivable the non-resident Shareholder has from ICTS may also belong to such substantial interest. Non-resident Shareholders owning a substantial interest in ICTS may be subject to income tax upon the occurrence of certain events, for example when they cease to own a substantial interest.

      The Netherlands' right to levy tax with respect to dividends distributed by ICTS to a non-resident Shareholder or capital gains derived from the sale or disposal of shares in ICTS by a non-resident Shareholder may be limited under a tax convention which is in effect between the country of residence of the shareholder and the Netherlands.

      In case Dutch income tax is due with respect to dividends distributed by ICTS, Dutch dividend withholding tax levied with respect to such dividends can be credited against the income tax due as a pre-tax.

      Special rules may apply to non-resident Shareholders who owned a substantial interest or deemed substantial interest under the rules applicable at any time in the past and to non-resident Shareholders who own a substantial interest or deemed substantial interest as a result of modifications of the tax regime for substantial interest holders.

      As of January 1, 2001, if certain conditions are met a non-resident individual taxpayer can opt to be treated like a resident of the Netherlands for tax purposes. This choice will allow the individual to benefit from deductions and other tax benefits only available to residents of the Netherlands. Whether or not such choice could be beneficial should be determined separately in each individual case.

    Gift, Inheritance Tax and Transfer Tax Upon Gift or Death in the
Netherlands

      A gift or inheritance of Common Shares from a non-resident Shareholder will be subject to gift, inheritance tax, and transfer tax upon gift or death in the Netherlands in case:

            (a) (i) the Common Shares are an asset attributable to a Dutch resident enterprise or to a permanent establishment or a permanent representative of a non-resident enterprise, as well as the Common Shares are an asset that comes of a co-entitlement other than being a shareholder, in such an enterprise, or (ii) the non-resident Shareholder is entitled to a share in the profits of an enterprise effectively managed in the Netherlands, other than through ownership of securities or through employment, to which enterprise the Common Shares are attributable; or

            (b) the Common Shares held by the non-resident qualify as "fictitious real estate holdings" for Dutch real estate transfer tax purposes; or

            (c) the non-resident Shareholder has been a resident of the Netherlands at any time during the ten years preceding the time of the gift or death and is a national of the Netherlands at the time of the gift or death; or

            (d) for purposes of the tax on gifts, the non-resident Shareholder has been a resident of the Netherlands at any time during the twelve months preceding the time of the gift; or

            (e) the beneficiaries of a deceased non-resident Shareholder have requested the treatment of the deceased Shareholder as a resident of the Netherlands according to the Dutch inheritance taxes; or

            (f) In case of a gift of the Common Shares by a non-resident Shareholder, the recipient has requested to have the donor treated as a resident of the Netherlands for Dutch gift tax purposes.

      Tax assessment in the U.S

      Under an ongoing tax examination, started in early 2005, by the U.S tax authorities of the U.S. subsidiaries of the Company, through the years ended December 31, 2003, the U.S subsidiaries were required to provide information regarding their treatment of certain expenses. Based on the issues raised, the tax authorities' position and a professional opinion the Company has received, the Company has included a provision in its accounts based on its tax advisors calculations. The Company's management believes that the applicable provision in its financial statements as of December 31, 2006 is adequate to cover probable costs arising from this tax examination if and when they will become to Tax assessments. The matter is under criminal investigation in the Justice Department.

      Documents on display

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. In accordance with these requirements, the Company files reports and other information with the United States Securities and Exchange Commission ("SEC"). These materials may be inspected at the Company's office in Amstelveen, The Netherlands. Documents filed with the SEC may also be read and copied at the SEC's public reference room at Room 1024,

Judiciary Plaza Building, 450 Fifth Street N.W., Washington, D.C. 20549 and at the regional offices of the SEC located at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

      Subsidiary Information

      Not applicable

Item 11. Quantitative and Qualitative Disclosure About Market Risk

      Foreign Currency Exchange Risk - Only applies to Company's operations outside the USA. In 2007, about 72% of the Companies revenues were derived in the USA.

      The Company is subject to changes in the primate rate based on the Federal Reserve actions and general market interest fluctuations. The Company believes that moderate interest rate increases will not have a material adverse impact on the results of their operations, or financial position, in the foreseeable future. An increase of 1% in the interest rate would have increased the Company's interest expense for factor advances, bank loans, and other parties, by approximately $150,000 in the year ended December 31, 2008.

      See financial statements, note 19.

Item 12. Description of Securities Other than Equity Securities

         Not applicable

                                     PART II

Item 13. Defaults, Dividend Arrearages and Delinquencies

      The Company was in compliance with all loan covenants as of December 31, 2007 and 2006. However, as of March 31, 2008, a US subsidiary was in violation of its interest coverage ratio. The bank agreed to waive this covenant violation subject to the issuance of the stand-alone financial statements of the subsidiary. The financial statements have not been issued as of the date of the filing and the debt is classified as current.

Item 14. Material Modifications to the Rights of Security Holders and Use of Proceeds

         Not applicable

Item 15. Controls and Procedures.

         Management's report on internal control over financial reporting

(a) Our management, including our chief executive officer and chief financial officer, has evaluated the effectiveness of our disclosure controls and procedures as of December 31, 2007. Based on such review, our chief executive officer and chief financial officer have concluded that we have in place effective controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, and is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms.

(b) Our management including our chief executive officer and our principal financial officer is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Our internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

      o pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets,

      o provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors, and

      o provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

Our management recognizes that there are inherent limitations in the effectiveness of any system of internal control over financial reporting, including the possibility of human error and the circumvention or override of internal control. Accordingly, even effective internal control over financial reporting can provide only reasonable assurance with respect to financial statement preparation, and may not prevent or detect all misstatements. Further, because of changes in conditions, the effectiveness of internal control over financial reporting may vary over time.

Our management including our chief executive officer and our principal financial officer assessed the effectiveness of our internal control over financial reporting as of December 31, 2007. In conducting its assessment of internal control over financial reporting, management based its evaluation on the framework in "Internal Control - Integrated Framework" issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Management has based the assessment in a scope that includes the significant subsidiaries i.e. ISEC International Security B.V, Huntleigh Corp USA, PI, I-SEC France.; collectively "Subsidiaries". Our management including our chief executive officer and our principal financial officer has concluded based on its assessment, that our internal control over financial reporting was effective as of December 31, 2007 based on these criteria.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management's report in this annual report.

(c) There were no changes in our internal control over financial reporting that occurred during the year ended December 31, 2007 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 16A. Audit Committee Financial Experts

      The members of the Audit Committee consist of Philip M. Getter, Gordon Hausmann and Eytan Barak. All members are independent, with no relationship with management. Mr. Getter and Mr. Barak have financial expertise. Mr. Getter is the Chairman of the Audit Committee and Eytan Barak is a CPA (Isr).

Item 16B. Code of Ethics

      The Company has adopted a Code of Ethics for principal's executive officers and senior financial officers.

Item 16C. Fees Paid to Our Independent Registered Public Accounting Firm

      The following table sets forth the aggregate fees billed by our registered independent auditors, Mahoney Cohen & Company, CPA, P.C. ("MC"), for services rendered to us for the years ended December 31, 2007 and 2006. No services were performed by, or fees incurred to, Goldstein, Golub and Kessler LLP ("GGK") in connection with financial information services design and implementation projects in 2007. The fees billed by MC, our independent registered public accounting firm, for audit and other professional services during 2007 and 2006, respectively, are summarized below. The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence and has concluded that such services are compatible. All fees were reviewed and pre-approved by the audit committee.

                                                 2007    2006
                                                -----   -----
                Audit fees:
                Audit fees                       300     400
                Audit related fees
                Sub-total                        300     400
                Non-Audit services:
                Tax fees
                Total fees                       300     400

Goldsten, Golub and Kessler LLP were the 2005 auditors. In 2006 the Company changed its auditors to Mahoney Cohen & Company, CPA, P.C.

Item 16D. Exemptions from listing standards for Audit Committees.

      One of the Company's directors who acts as the chairman of the Company's Audit Committee is also a director and chairman of the Audit Committee of one of the Company's affiliates. Other than such affiliation such director meets the independence requirement for each such entity.

                                    PART III

Item 17. Financial Statements. See Item 18.

Item 18. Financial Statements

      Reports of Independent Registered Public Accounting Firms

      Consolidated Financial Statements

      Consolidated Balance Sheets

      Consolidated Statements of Operations and Comprehensive Operations Consolidated Statements of Changes in Shareholders' Equity

      Consolidated Statements of Cash Flows

      Notes to Consolidated Financial Statements

Item 19. Exhibits

      1. Articles of Association of the Company.*

      2. Specimen of the Company's Common Stock.*

      3. Code of Ethics for Principal Executive Officers and Senior Financial Officers.**

      Certification by the Registrant's Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Certification by the Registrant's Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

* Incorporated by reference to the Company's 1999 annual report filed with the Commission on Form 20-F.

** Incorporated by reference to the Company's 2003 annual report filed with the Commission on Form 20-F.

                                 SIGNATURES

      The registrant hereby certifies that it meets all of the requirements for filing on Form 20-F and that it has duly caused and authorized the undersigned to sign this annual report on its behalf.

                                      ICTS INTERNATIONAL, N.V.

                                      By: /s/ Avraham Dan
                                      -----------------------------
                                      Name: Avraham Dan
                                      Title: Managing Director and
                                      Chief Financial Officer

Date: June 30, 2008

                             ICTS INTERNATIONAL N.V.

                               2007 ANNUAL REPORT

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page

Reports of independent registered public accounting firms                    F-2

   Consolidated financial statements:

   Consolidated Balance Sheets                                               F-4

   Consolidated Statements of Operations and Comprehensive Operations        F-6

   Consolidated Statements of Changes in Shareholders' Equity (Deficiency)   F-7

   Consolidated Statements of Cash Flows                                     F-8

Notes to consolidated financial statements                                  F-10

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  To the Board of Directors and Shareholders of
                             ICTS INTERNATIONAL N.V

      We have audited the accompanying consolidated balance sheet of ICTS International N.V. and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of operations and comprehensive operations, changes in shareholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ICTS International N.V. and Subsidiaries as of December 31, 2007 and 2006 and the results of their operations, changes in shareholder equity (deficit) and their cash flows for the years ended in conformity with accounting principles generally accepted in the United States of America.

      As disclosed in Notes 1, 14 and 17, the Company is involved in significant litigation, certain of which relates to the September 11, 2001 terrorist attacks in the United States and the Company's insurance carriers have canceled all its war risk policies. In addition, the Company is involved in other potential contingencies including but not limited to (a) a dispute between the Company and the United States Transportation Security Administration ("TSA"), with respect to the basis of calculation of payments for security services rendered by the Company in 2002, in respect of which, the TSA might be claiming refund of material amounts, (b) potential lawsuits pertaining to the Company's discontinued operations of Explore USA, (c) the successful renewal of Procheck and NAS contracts.

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 1, 14 and 17 to the financial statements, the Company has suffered recurring losses from operations, net working capital deficiency, negative equity, its U.S. subsidiary is in default of its loan covenants and is subject to potential contingencies as discussed in the preceding paragraph. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 1(b). The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Mahoney Cohen & Company, CPA, P.C.
New York, New York

June 30, 2008

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                             To the Shareholders of
                             ICTS INTERNATIONAL N.V.

We have audited the accompanying consolidated statements of operations and comprehensive operations, changes in shareholders' equity (deficiency) and cash flows of ICTS International N.V. and subsidiaries ("the Company") for the year ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2005 and the consolidated results of their operations, the changes in their shareholders' equity (deficiency) and their cash flows for the year then ended in conformity with United States generally accepted accounting principles.

As disclosed in Note 14, a multitude of lawsuits have been commenced against the Company in connection with the September 11, 2001 terrorist attacks in the United States and the Company's insurance carriers have canceled all its war risk policies. Also, there is a dispute between the Company and the United States Transportation Security Administration ("TSA"), with respect to the basis of calculation of payments for security services rendered by the Company in 2002, in respect of which, the TSA might be claiming a refund of material amounts.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 1(b) and 14 to the financial statements, the Company has suffered recurring losses from operations, and has a net working capital deficiency, and is subject to potential contingencies in connection with the U.S. Department of Justice matter and the September 11, 2001 terrorist attacks, both discussed above. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters is also described in
Note 1(b). The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York
April 8, 2006

                             ICTS INTERNATIONAL N.V.
                           CONSOLIDATED BALANCE SHEETS
                   (US $ in thousands, except per share data)

                                                                 December 31,
                                                                 ------------
                                                              2007         2006
                                                              ----         ----
                      Assets
CURRENT ASSETS:
Cash and cash equivalents                                    $ 2,095     $ 1,743
Restricted cash                                                1,795         665
Accounts receivable (net of allowance for
doubtful accounts of $507 and $994 as of
December 31, 2007 and 2006, respectively)                     10,200      13,316
Prepaid expenses                                                 690       1,309
Other current assets                                             991         411
Current assets from discontinued operations                    2,873          75
                                                             -------     -------
Total current assets                                          18,644      17,519
                                                             -------     -------
INVESTMENTS AND LONG TERM RECEIVABLES:
Investments in associated companies                                        2,513
Other receivables and investments                              2,976         380
Restricted cash                                                3,500       3,500
                                                             -------     -------
                                                               6,476       6,393
                                                             -------     -------
PROPERTY AND EQUIPMENT

Cost                                                           4,775       4,933
Less - accumulated depreciation and amortization               3,256       3,548
                                                             -------     -------
                                                               1,519       1,385
                                                             -------     -------
GOODWILL                                                         314         314
                                                             -------     -------
OTHER ASSETS:
Other assets net of accumulated Amortization                     150         889
Non current assets from discontinued operations                               55
                                                             -------     -------
Total other assets                                               150         944
                                                             -------     -------
Total assets                                                 $27,103     $26,555
                                                             =======     =======

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                             ICTS INTERNATIONAL N.V.
                           CONSOLIDATED BALANCE SHEETS
                   (US $ in thousands, except per share data)

                                                                December 31,
                                                                ------------
                                                              2007        2006
                                                              ----        ----

       Liabilities and shareholders' deficiency
CURRENT LIABILITIES:
Short-term bank credit                                     $  6,719    $  5,132
Current maturities of long-term liabilities                     126         154
Accounts payable - trade                                      4,432       3,749
Accrued expenses and other liabilities                       16,055      20,214
Loan from related party                                         884
Current liabilities from discontinued operations              2,089       4,328
                                                           --------    --------
Total current liabilities                                    30,305      33,577
                                                           --------    --------
LONG-TERM LIABILITIES:
Accrued severance pay                                            84          55
Loan from related party                                       5,644       2,652
Other long-term liabilities, net of current maturities        3,150         160
Non current liabilities from discontinued operations          8,530       9,113
                                                           --------    --------
Total long-term liabilities                                  17,408      11,980
                                                           --------    --------
Total liabilities                                            47,713      45,557
                                                           --------    --------
COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' DEFICIENCY:
Share capital - shares of common stock,
par value 0.45 Euro, December 31, 2007
and 2006:
Authorized - 17,000,000 shares;
issued - 6,672,980 shares                                     3,605       3,605
Additional paid-in capital                                   20,554      20,181
Accumulated Deficit                                         (36,858)    (34,300)
Accumulated other comprehensive loss                         (7,012)     (7,589)
                                                           --------    --------

                                                            (19,711)    (18,103)
                                                           --------    --------
Treasury stock at cost - December 31, 2007 and 2006-
144,880 shares                                                 (899)       (899)
                                                           --------    --------
Total shareholders' deficiency                              (20,610)    (19,002)
                                                           --------    --------
Total liabilities and shareholders' deficiency             $ 27,103    $ 26,555
                                                           ========    ========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                             ICTS INTERNATIONAL N.V.
       CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE OPERATIONS
                   (US $ in thousands, except per share data)

                                                                                         Year ended December 31,
                                                                                         -----------------------
                                                                                     2007         2006          2005
                                                                                     ----         ----          ----
REVENUES                                                                           $64,780      $ 60,791      $ 57,713
COST OF REVENUES                                                                    52,397        55,284        53,721
                                                                                   -------      --------      --------
GROSS PROFIT                                                                        12,383         5,507         3,992
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                        13,338        14,878        11,690
                                                                                   -------      --------      --------
OPERATING LOSS                                                                        (955)       (9,371)       (7,698)
FINANCIAL EXPENSES - net                                                            (3,334)         (714)         (908)
OTHER INCOME (EXPENSES), net                                                          (246)        1,241           147
                                                                                   -------      --------      --------
LOSS BEFORE TAXES                                                                   (4,535)       (8,844)       (8,459)
INCOME TAXES EXPENSES                                                                 (966)         (846)       (2,387)
SHARE IN LOSSES OF ASSOCIATED COMPANIES - net                                       (2,479)         (132)         (486)
                                                                                   -------      --------      --------
LOSS FROM CONTINUING OPERATIONS                                                     (7,980)       (9,822)      (11,332)
DISCONTINUED OPERATIONS:
Profit (Loss) from discontinued operations, net of tax expenses (benefit) of
$(2,470), $2,476 and $(2,525) in 2007, 2006 and 2005, respectively.
Includes loss of $4,774 on sale of assets to related party and share in loss
of associated company of $36, both in 2005                                           5,422        (4,248)      (13,548)
                                                                                   -------      --------      --------
LOSS FOR THE YEAR                                                                   (2,558)      (14,070)      (24,880)
                                                                                   =======      ========      ========
OTHER COMPREHENSIVE INCOME: (LOSS):
Translation adjustments                                                                 80          (399)       (1,560)
Unrealized gains (losses) on marketable
Securities                                                                             497           104          (214)
                                                                                   -------      --------      --------
                                                                                       577          (295)       (1,774)
                                                                                   -------      --------      --------
TOTAL COMPREHENSIVE LOSS FOR THE YEAR                                              $(1,981)     $(14,365)     $(26,654)
                                                                                   =======      ========      ========
PROFIT (LOSS) PER SHARE:
Loss from continuing operations:
Loss per common share-basic                                                        $ (1.22)     $  (1.51)     $  (1.74)
                                                                                   =======      ========      ========
Loss per common share-diluted                                                      $ (1.22)     $  (1.51)     $  (1.74)
                                                                                   =======      ========      ========
Profit (Loss) from discontinued operations:

Profit (Loss) per common share-basic                                               $  0.83      $  (0.65)     $  (2.07)
                                                                                   =======      ========      ========
Profit (Loss) per common share-diluted                                             $  0.83      $  (0.65)     $  (2.07)
                                                                                   =======      ========      ========
Net Loss:

Loss per common share-basic                                                        $ (0.39)     $  (2.16)     $  (3.81)
                                                                                   =======      ========      ========
Loss per common share- diluted                                                     $ (0.39)     $  (2.16)     $  (3.81)
                                                                                   =======      ========      ========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                             ICTS INTERNATIONAL N.V.
     CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIENCY)
                   (US $ in thousands, except per share data)

                                           Shares of common Stock
                                            ----------------------               Accumulated     Accumulated
                                                                    Additional    (deficit)         other
                                               Number of              Paid-in     Retained      Comprehensive    Treasury
                                                shares     Amount     capital     earnings      income (loss)      stock     Total
                                               ---------   ------   ----------   -----------    -------------    --------    -----
BALANCE AT JANUARY 1, 2005                     6,528,100   $3,605     $19,670     $  4,650         $(5,520)       $(899)   $ 21,506

CHANGES DURING 2005:

Comprehensive loss:
Loss                                                                               (24,880)                                 (24,880)
Other comprehensive loss:
Translation adjustments                                                                             (1,560)                  (1,560)
Unrealized losses on marketable Securities                                                            (214)                    (214)
                                                                                                                           --------
Total comprehensive loss                                                                                                    (26,654)
                                               ---------   ------     -------     --------         -------        -----    --------
BALANCE AT DECEMBER 31, 2005                   6,528,100    3,605      19,670      (20,230)        *(7,294)        (899)     (5,148)
                                               =========   ======     =======     ========         =======        =====    ========
CHANGES DURING 2006:

Employees options according to FAS 123R                                   511                                                   511
Comprehensive loss:
Loss                                                                               (14,070)                                 (14,070)
Other comprehensive (loss):
Translation adjustments                                                                                104                      104
Unrealized losses on marketable Securities                                                            (399)                    (399)
                                                                                                                           --------
Total comprehensive loss                                                                                                    (14,365)
                                               ---------   ------     -------     --------         -------        -----    --------
BALANCE AT DECEMBER 31, 2006                   6,528,100    3,605      20,181      (34,300)        *(7,589)        (899)    (19,002)
                                               =========   ======     =======     ========         =======        =====    ========
CHANGES DURING 2007:

Employees options according to FAS 123R                                   373                                                   373
Comprehensive  Loss:
Loss                                                                                (2,558)                                  (2,558)
Other comprehensive income (loss):
Translation adjustments                                                                                 80                       80
Unrealized gains on marketable Securities                                                              497                      497
                                                                                                                           --------
Total comprehensive loss                                                                                                     (1,981)
                                               ---------   ------     -------     --------         -------        -----    --------
BALANCE AT DECEMBER 31, 2007                   6,528,100   $3,605     $20,554     $(36,858)       *$(7,012)       $(899)    (20,610)
                                               =========   ======     =======     ========         =======        =====    ========

                                                                                  December 31,
                                                                                  ------------

                                                                        2007          2006           2005
                                                                        ----          ----           ----
Cumulative translation adjustments                                    $(7,012)       $(7,090)       $(7,194)
Cumulative unrealized gains on marketable securities                                    (499)          (100)
                                                                      -------        -------        -------
                                                                     *$(7,012)      *$(7,589)      *$(7,294)
                                                                      =======        =======        =======

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                             ICTS INTERNATIONAL N.V.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (US $ in thousands)

                                                                                                   Year ended December 31,
                                                                                                   -----------------------
                                                                                               2007         2006          2005
                                                                                               ----         ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Loss for the period                                                                          $(2,558)     $(14,070)     $(24,880)
Profit (Loss) on discontinued operations                                                       5,422        (4,248)      (13,548)
                                                                                             -------      --------      --------
Loss on continuing operations                                                                 (7,980)       (9,822)      (11,332)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization                                                                  1,218         1,127           743
Impairment of assets                                                                              48            40
Deferred income taxes                                                                                           42          (177)
Increase (decrease) in accrued severance pay                                                      24          (151)          128
Loss (gain) on fixed assets                                                                      (59)            6
Realized gain in other investments                                                              (295)         (575)
Decrease (increase) in value of deposits                                                          93           143          (541)
Write off of investments and impairment of investments                                           855                       1,148
Share in losses of associated companies                                                        2,290           132           486
Stock based compensation                                                                         373           511
Gain on settlement of liability                                                               (4,266)
Changes in operating assets and liabilities:
Accounts receivable - trade, net                                                                 364           438        (1,788)
Other current assets and prepaid expenses                                                        103           (20)        1,239
Accounts payable                                                                                 633           924         1,704
Accrued expenses and other liabilities                                                         2,855         1,473         3,481
Net cash provided by (used in) discontinued operations                                           175        (1,824)         (254)
                                                                                             -------      --------      --------
Net cash used in operating activities                                                         (3,569)       (7,556)       (5,163)
                                                                                             -------      --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment                                                                           (792)         (630)         (330)
Other investments                                                                                              (61)         (175)
Proceeds from affiliates                                                                                       443           195
Proceeds from sale of equipment                                                                  135            22
Proceeds from sale of other investments                                                          295           419         2,185
Decrease (increase) of time deposits and restricted cash                                        (770)         (665)        1,273
Proceeds from sale of short term investments                                                                   224
Decrease (increase) in other assets                                                                            (14)         (133)
Net cash provided by (used in) discontinued operations                                            55                       5,257
                                                                                             -------      --------      --------
Net cash provided by (used in) investing activities                                           (1,077)         (262)        8,272
                                                                                             -------      --------      --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Long-term loan received                                                                                                      124
Repayments of long-term liabilities                                                             (247)         (152)         (156)
Net increase (decrease) in short-term bank credit                                              1,562         1,224            54
Loan received from related party                                                               3,991         2,652
Net cash from discontinued operations to financing activities                                   (373)
                                                                                             -------      --------      --------
Net cash provided by  financing activities                                                     4,933         3,724            22
                                                                                             -------      --------      --------
EFFECT OF CHANGES IN FOREIGN CURRENCY
EXCHANGE RATES ON CASH AND CASH EQUIVALENTS                                                       65           (90)         (428)
                                                                                             -------      --------      --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                 352        (4,184)        2,703
BALANCE OF CASH AND CASH EQUIVALENTS
AT BEGINNING OF YEAR                                                                           1,743         5,927         3,224
                                                                                             -------      --------      --------
BALANCE OF CASH AND CASH EQUIVALENTS AT
END OF YEAR                                                                                  $ 2,095      $  1,743      $  5,927
                                                                                             =======      ========      ========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                             ICTS INTERNATIONAL N.V.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (US $ in thousands)

                                                                   Year ended December 31,
                                                                   -----------------------
                                                                  2007     2006       2005
                                                                  ----     ----       ----
SUPPLEMENTAL DISCLOSURES OF CASH FLOW ACTIVITIES:
Cash from continued operations paid during the year for:
Interest                                                          $624     $667     $   450
                                                                  ====     ====     =======
Taxes on income                                                   $226     $110     $   188
                                                                  ====     ====     =======
Cash from discontinued operations paid during the year for:
Interest                                                                            $   168
                                                                                    =======
Taxes on income                                                                     $     2
                                                                                    =======
SUPPLEMENTAL DISCLOSURES OF NON-CASH
INVESTING AND FINANCING ACTIVITIES:

Settlement of debt upon sale of long term
deposit - continuing operations                                                     $ 4,196
                                                                                    =======
Purchase of equipment - continuing operations                                       $   455
                                                                                    =======
Purchase (sale) of equipment - discontinued operations                              $(2,116)
                                                                                    =======

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 1 - GENERAL

      a.    Operations

            ICTS International N.V., including its subsidiaries (collectively referred to herein as "ICTS" or "the Company"), is a provider of aviation security and other aviation-related services through service contracts with airline companies and airport authorities.

            As mentioned in section c. below, in 2002 one of the Company's subsidiaries, Huntleigh USA Corporation ("Huntleigh"), derived a substantial portion of its revenues from providing aviation security services to the United States Transportation Security Administration ("TSA"). Commencing November 2002 the Company ceased providing such services to the TSA but continues to provide such services to aviation companies and others.

            Other activities of the Company in the past were leasing of equipment and development of entertainment projects. In December 2005, the Company decided to discontinue those activities. At that time all the equipment the Company leased was sold to the lessee. See note 2(u) and 7(d).

      b.    The Company's financial position

            During the years ended December 31, 2007, 2006 and 2005, the Company has incurred $2.6 million, $14.1 million and $24.9 million of losses, respectively, which were accompanied by net cash used in operating activities of $3.6 million, $7.6 million and $ 5.2 million respectively. As of December 31, 2007 the Company had a working capital deficiency of $11.7 million, negative equity of $20.6 million and its U.S. subsidiary is in default of its loan covenants. In addition, the Company is subject to potential contingencies in connection with the IRS audit (see note 17(g)) and the September 11, 2001 terrorist attacks (see note 14(b)). During 2007 and 2006 the Company received material loans from related parties to finance its operations (see note 20(f)). These factors raise substantial doubt about the Company's ability to continue as a going concern.

            Subsequent to the end of the year 2004, the Company's management commenced liquidating its position in several long-term assets as described in Notes 5(a) and 7(d). In addition, during 2005, management has ceased its operations in non-core business as described in note 2(u) and accomplished successfully its penetration to the European security market. Management anticipates that those liquidations and the loans received from the related party will provide the Company with the resources necessary to meet its obligations and that entering into additional service contracts will contribute toward achieving profitability from continuing operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

      c. Effect of the events of September 11, 2001 and Aviation and Transportation Security Act

            On November 19, 2001, as a result of the events of September 11, 2001, the Aviation and Transportation Security Act was signed into law. The Aviation and Transportation Security Act made airport security including security screening operations for passenger air transportation and intrastate air transportation a direct responsibility of the Federal government as administered by the TSA. As a result, in accordance with a contract signed with the TSA ("TSA Contract"), the Company has provided screening services in its airport locations during the transition period through November 2002, when all such activities were transferred to the TSA. As to the dispute with the TSA, see note 14(b)(3).

            During 2003, the Department of Labor in the US ("DOL") finalized its audit of the Company's subsidiary concerning the pay rates used to compensate employees for services rendered pursuant to the TSA Contract. The DOL concluded that in certain instances, employees had not been paid the correct base rate, fringe benefits, vacation and holiday pay by the subsidiary. As of December 31, 2006 a liability relating to the audit of approximately $7.3 million was included in the consolidated financial statements based on the estimated maximum exposure according to the Company's legal advisors. The claim of the DOL has been settled during 2007 for $3 million payable out of any settlement with the TSA. A long-term receivable of $2.9 million and a long-term liability of $3 million are shown in the consolidated financial statements. As of the change in the liability, the Company recorded in 2007 income of $4.3 million which has been reflected as a reduction of the cost of revenues.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 1 - GENERAL (continued)

            The TSA Contract indicated that the Company will receive notification in writing at least 30 calendar days in advance of a location transition. Under the provisions of the Worker Adjustment and Retraining Notification Act (the "WARN Act"), the Company is required to give 60 days written notification to its employees of an involuntary termination. In 2003 the Company obtained a legal letter from an outside counsel indicating that the Company may have meritorious defenses against the payment of a substantial portion of this liability. Based on the points noted in the legal letter and given the fact that no claims have been filed to date by former employees seeking compensation under the WARN Act provisions, the Company reviewed its original estimate and reduced the estimated liability to $0 and $100 at December 31, 2007 and 2006, respectively, by recording a credit to cost of revenues of approximately $100 and $200, respectively, on those years.

            As to other outstanding issues, see note 14.

      d.    Sale of ICTS Europe Holding B.V. ("ICTS Europe")

            On October 5, 2000, the Company entered into a share purchase agreement (the "Share Purchase Agreement") with Fraport AG ("Fraport"), whereby Fraport was to acquire, in two stages of 45% and 55% in 2001 and 2002, respectively, the shares of ICTS Europe.

            As a result of the sale, the Company has fully divested itself of its European operations except for the operations of the Company's subsidiary in the Netherlands and countries that were formerly part of the Soviet Union republics, including Russia and Kazakhstan, and took upon itself certain restrictions on its operations. During 2005, the restrictive covenant expired and since then the Company has successfully re-entered the aviation security business in Europe with contracts with US carriers throughout Europe.

      e.    Renewal of material contracts

            The Company's subsidiary Procheck has a material contract that expired in February 2008 and was extended until February 2009. If the contract will not be renewed it will have a material adverse effect on the Company's financial results.

            Through I-SEC Group, the Company participated in 2007 in a bid to provide security services for Schiphol International Airport in the Netherlands. The Company was chosen to provide such services for the next five years. This contract ended the activities of the partnership with NAS in which ICTS had 50% holding, see note 5(a)(2).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the USA ("U.S. GAAP").

      The significant accounting policies are as follows:

      a.    Functional currency

            The major part of the Group's revenues and operations are carried out by the Company subsidiaries in the United States. The functional currency of these entities is the U.S. dollar ("dollar" or "$").The functional currency of the remaining subsidiaries and associated companies, mainly European companies, is their local currency, mainly Euro ("Euro" or "(euro)"). The financial statements of those companies are included in the consolidation, based on translation into dollars in accordance with Statement of Financial Accounting Standards ("FAS") 52, "Accounting for Foreign Exchange Exposure," of the Financial Accounting Standards Board of the United States ("FASB"). Assets and liabilities are translated at year-end exchange rates, while operating results are translated at average exchange rates during the year. Differences resulting from translation are presented in shareholders' equity, under accumulated other comprehensive loss.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

      b.    Use of estimates in the preparation of financial statements

            The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reported years. As applicable to these financial statements, the most significant estimates and assumptions relate to allowances, income taxes, contingencies, liabilities and valuation impairment of assets. Actual results could differ from those estimates.

      c.    Principles of consolidation

            The consolidated financial statements include the accounts of ICTS and its over 50%-controlled subsidiaries. Significant intercompany balances and transactions have been eliminated. Profits from intercompany transactions, not yet realized outside the Company, have also been eliminated.

      d.    Cash equivalents

            The Company considers all highly liquid investments, which include short-term bank deposits (up to three months from date of deposit) that are not restricted as to withdrawal or use, to be cash equivalents.

      e.    Concentration of cash risk

            Most of the group's cash and cash equivalents and short-term investments as of December 31, 2007 were deposited with major U.S. and European banks. The Company is of the opinion that the credit risk in respect of these balances is remote.

      f.    Marketable securities and other investments:

            1) Marketable securities:

            The Company classifies its existing marketable securities in accordance with the provisions of FAS 115, "Accounting for Certain Investments in Debt and Equity Securities," as available-for-sale. Securities classified as available-for-sale are reported at fair value (which is determined based upon the quoted market prices) with unrealized gains and losses, net of related tax, recorded as a separate component of accumulated other comprehensive income (loss) in shareholders' equity until realized. Gains and losses on securities sold are included in financial income - net. For all investment securities, unrealized losses that are other than temporary are recognized in the income statement. The Company does not hold these securities for speculative or trading purposes. See also note 6.

            2) Other investments

            Investments in less than 20%-owned, privately-held companies in which the Company does not have the ability to exercise significant influence, are stated at cost. The Company's management evaluates its investments from time to time and, if necessary, recognizes losses for other than temporary declines in the value of these investments.

      g.    Investments in associated companies

            Investments in companies in which the Company holds a 20% interest or more or in which it has the ability to exercise significant influence, provided it does not have control, are accounted for by the equity method. See also note 5.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

      h.    Property and equipment

            Property and equipment are carried at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful life of the assets. The estimated useful life used in determining depreciation and amortization is as follows:

                                                                        Years
                                                                        -----

            Office furniture, equipment, and facilities                  3-16
            Vehicles                                                     3-7

            Leased equipment and leasehold improvements are amortized by the straight-line method over the period of the lease or the estimated useful life of the improvements, whichever is shorter.

      i.    Goodwill

            Goodwill reflects the excess of the purchase price of subsidiaries acquired over the fair value of net assets acquired and liabilities assumed. Pursuant to FAS 142, "Goodwill and Other Intangible Assets," goodwill is not amortized but rather tested for impairment at least annually, at December 31 of each year.

            As of December 31, 2007, the Company has determined that there is no impairment with respect to goodwill based on expected future cash flow examination and based on the results of the acquired companies compared to previous years.

      j.    Other assets and intangible assets

            The intangible asset pertaining to customer relationships is being amortized until February 1, 2008, see note 4. Technology was amortized over 3 years and was fully amortized at 2005.

      k.    Impairment in value of long-lived assets

            The Company tests long-lived assets, including definite life intangible assets for impairment, in the event an indication of impairment exists. If the sum of expected future cash flows (undiscounted and without interest charges) of these assets is less than the carrying amount of such assets, an impairment loss would be recognized, and the assets would be written down to their estimated fair values.

      l.    Treasury stock

            The treasury stock was acquired by the Company for issuance upon the exercise of options issued under employee option plans. The treasury stock is presented as a reduction of shareholders' equity, at its cost. Gains on the sale of these shares, net of related income taxes, will be recorded under "additional paid in capital."

      m.    Revenue recognition

            Revenue from services is recognized when services are rendered to the Company's customers, based on terms contained in a contractual arrangement, provided the fee is fixed and determinable, the services have been rendered, and collection of the related receivable is reasonably assured.

      n.    Earnings (Losses) per share ("EPS"):

            1) Basic EPS is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during each year, net of treasury stock.

            2) Diluted EPS is computed by dividing net income (loss) by the weighted average number of shares outstanding during the year, net of treasury stock, taking into account the potential dilution that could occur upon the exercise of options granted under stock options plan, using the treasury stock method. Exercisable Options for 1,530, 1,262, and 616 thousand shares of common stock in 2007, 2006

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

            and 2005, respectively, were not included in computed fully-diluted EPS because their effects were anti-dilutive. The total outstanding options for the years 2007, 2006 and 2005 were 1,723, 1,920, and 1,082 thousand, respectively (see note 22). In addition, for 2007, stock options to purchase 669,795 common shares, which would have been dilutive had net income available to common stockholders been positive, were excluded from the computation of diluted net loss per common share because 2007 net income available to common stockholders was a loss; the inclusion of such dilutive stock options would have been anti-dilutive to the net loss per common share computation.

      o.    Income taxes

            The provision for income tax is calculated based on ICTS's assumptions as to its entitlements to various benefits under the applicable tax laws in the jurisdiction in which it operates. Penalties regarding taxes are presented as part of selling, general and administrative costs while interest regarding taxes is being presented as financial expenses.

            In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

            We adopted FIN 48 on January 1, 2007. On the date of adoption there was no impact on our financial statements pertaining to FIN 48 as our uncertain position pertained to the U.S. operations which liability reserves were provided for.

            FIN 48 requires that tax benefits (expenses) recognized in the financial statements must be at least more likely than not sustained based on technical merits. The amount of benefits (expense) recorded for these positions is measured as the largest benefit (expense) more likely than not to be sustained. Significant judgment is required in making these determinations.

            Deferred taxes are created for temporary differences between the assets and liabilities as measured in the financial statements and for tax purposes. Deferred taxes are computed using the enacted tax rates expected to be in effect when these differences reverse. Measurement of deferred tax liabilities and assets is based on provisions of the tax laws, and deferred tax assets are reduced, if necessary, by the amount of tax benefits the realization of which is not considered likely, based on available evidence.

            Deferred tax liabilities and assets are classified as current or non-current, based on the classification of the related asset or liability for financial reporting purposes, or according to the expected reversal date of the specific temporary differences, if not related to an asset or liability for financial reporting purposes.

            Deferred taxes in respect to disposal of investments in subsidiaries and associated companies have not been taken into account in computing the deferred taxes, since, under the laws of the Netherlands, such disposal of investments is tax exempt.

      p.    Accounts receivable

            Accounts receivable are reported at their outstanding unpaid principal balances reduced by an allowance for doubtful accounts. The Company estimates doubtful accounts based on historical bad debts, factors related to specific customers' ability to pay and current economic trends. The Company writes off accounts receivable against the allowance when a balance is determined to be uncollectible.

            The allowance for doubtful accounts is composed of specific receivables doubtful of collection amounting to $507 and $994 as of December 31, 2007 and 2006, respectively. For net bad debts expenses (collection), see schedule of Valuation and Qualifying accounts, attached to this report.

            As of December 31, 2006, the accounts receivable - trade included $2.9 million due from the TSA. As to the dispute with the TSA, see note 14(b)(3). As of December 31, 2007, the amount was classified as other receivables and investments, long term, see note 6.

      q.    Concentrations of credit risks - allowance for doubtful accounts

            The Company and its subsidiaries operate mostly in the aviation industry through service contracts. The Company renders services to a large number of airline companies to which it provides credit, with no collateral. Some airline companies may have difficulties in meeting their financial obligations. This could have a material adverse effect on the Company's business. The Company and its subsidiaries regularly review the creditworthiness of their customers and determine the credit line, if any.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

      r.    Advertising costs

            These costs are expensed as incurred. Advertising costs in 2007, 2006 and 2005 were $111, $115 and $56, respectively.

      s.    Stock-based compensation

            1) Employee stock-based compensation

            Effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standard No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment," and Staff Accounting Bulletin No. 107 ("SAB 107"), which was issued in March 2005 by the SEC. FAS 123R addresses the accounting for share-based payment transactions in which the Company obtains employee services in exchange for equity instruments of the Company. This statement requires that employee equity awards be accounted for using the grant-date fair value method. SAB 107 provides supplemental implementation guidance on FAS 123R, including guidance on valuation methods, classification of compensation expense, income statement effects, disclosures and other issues.

            FAS 123R supersedes the Company's previous accounting for its employee stock option plans using the intrinsic value-based method of accounting prescribed under Accounting Principles Board Opinion No. 25 ("APB 25") and related interpretations. The Company also followed the disclosure requirements of FAS 123, "Accounting for Stock-Based Compensation," as amended by FAS 148, "Accounting for Stock-Based Compensation -Transition and Disclosure," for companies electing to apply APB 25. The Company elected to adopt the modified prospective transition method permitted by FAS 123R. Under such transition method, the new standard has been implemented as from January 1, 2006, with no restatement of prior periods to reflect the fair value method of expensing share-based compensation.

            The Company has expensed compensation costs, net of estimated forfeitures, applying the accelerated vesting method, based on the grant date fair value estimated in accordance with the original provisions of FAS 123, and previously presented in the pro forma footnote disclosures. Results for prior periods have not been restated as explained above. During 2007, no options were granted. Options granted in 2006 were calculated based on the Lattice method as opposed to the 2004 options that were calculated using the Black
            - Scholes method. For the years ended December 31, 2007, and 2006, the Company recorded stock-based compensation costs of $373 and $511, respectively. Out of those expenses, $0 and $9, respectively, were recorded under cost of revenues, and $373 and $502, respectively, were recorded under selling, general and administration expenses.

            The fair value of options granted is estimated on the date of grant with the following weighted-average assumptions:

                                                       For options granted in
                                                       ----------------------

                                                           2006      2004
                                                           ----      ----

            Expected life of options (years)                  5         5
            Expected volatility                             75%       77%
            Risk free interest rate                        5.1%      3.5%
            Expected dividend yield                          0%        0%
            Forfeiture - Executives                        4.2%        0%
            Forfeiture - Employees                           3%        0%

            In 2002 options were issued that vested over a period of three years with an expiration date of January 1, 2007. The outstanding options expired and were not exercised.

            The weighted-average fair value price per option granted during 2006, using the Lattice method for 2006 and the Black - Scholes option-pricing model for 2004 was $0.68 and $1.03, respectively. During 2007, 2005 and 2003 no options were granted.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

            The following table illustrates the effect on loss and earnings per share assuming the Company had applied the fair value recognition provisions of FAS 123 to stock-based employee compensation in prior years.

                                                    Year ended December 31, 2005
                                                    ----------------------------
                                                            in thousands
                                                      (except per share data)
                                                    ----------------------------

            Net loss                                          $(24,880)
            Deduct: stock based employee
            compensation expenses determined
            under fair value method for
            all awards                                             (241)
                                                               --------
            Pro-forma net loss                                 $(25,121)
                                                               ========
            Losses per share:

            Basic - as reported                                $  (3.81)
                                                               ========
            Basic - pro-forma                                  $  (3.85)
                                                               ========
            Diluted - as reported                              $  (3.81)
                                                               ========
            Diluted - pro-forma                                $  (3.85)
                                                               ========
            See also note 21.

            2)    Non-employee stock based compensation

                  The Company accounts for options granted to non-employees in exchange for services received, using the fair value based method of accounting as prescribed by FAS 123R, based on the fair value of the options granted. No options were granted to non-employees in 2007.

      t.    Comprehensive Income (Loss)

            In addition to net income, other comprehensive income (loss) includes unrealized gains and losses on available-for-sale securities and currency translation adjustments of non-dollar currency financial statements of investee companies.

      u.    Costs Associated with Exit or Disposal Activities

            In August 2001, the FASB issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." FAS 144 provides guidance on the financial accounting and reporting for the impairment or disposal of long-lived assets.

            During 2005 the Company decided to cease its entertainment and leasing activities.

            1) On December 28, 2005 the Company sold its lease equipment to the lessee (a related party), see note 7(d). The loss associated with the selling of the equipment totaled to $4,774.

            2) After reviewing the financial results of the entertainment segment, the Company decided in December 2005 to cease its operations. As a result of this decision the Company recorded in 2007, 2006 and 2005 income (loss) of $1,962, $(1,415) and
                  ($9,701) respectively, associated with claims regarding rent expenses that the Company has to pay until the year 2019, see also note 14(b)(8).

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

            3) Balance Sheet for the years 2007 and 2006 and Profit and Loss for discontinued operations for the years 2007, 2006 and 2005 are presented below:

                                                                December 31,
                                                             -----------------
                                                             2007         2006
                                                             ----         ----

Cash and cash equivalents                                               $    24
Other current assets                                      *$ 2,873           51
                                                           -------      -------
Total current assets from discontinued operations            2,873           75
                                                           -------      -------
Investment in associated companies                                           55

Short term bank credit                                                     (122)
Current maturities                                                       (1,012)
Accounts payable - trade                                                 (2,109)
Accrued expenses and other liabilities                      (2,089)      (1,085)
                                                           -------      -------
Current liabilities from discontinued operations            (2,089)      (4,328)
                                                           -------      -------
Long term liabilities                                      $(8,530)     $(9,113)
                                                           -------      -------

            During 2007 and 2006 there were no assets or liabilities regarding the discontinued Leasing operations.

                                                                           Year ended December 31,
                                                                           -----------------------
                                                               2007                                      2006
                                                               ----                                      ----
                                               Leasing    Entertainment      Total      Leasing     Entertainment      Total
                                               -------    -------------      -----      -------     -------------      -----
Revenues
Cost of revenues
                                               ------        ------         ------      ------         -------        -------

Gross profit (loss)
Selling, general and
Administrative income (expenses)                             $2,634         $2,634      $   (3)        $(1,771)       $(1,774)
Impairment of assets                                            (55)           (55)
                                               ------        ------         ------      ------         -------        -------

Operating income (loss)                                       2,579          2,579          (3)         (1,771)        (1,774)
Financial income (expenses)                                     373            373           2                              2
Capital loss
                                               ------        ------         ------      ------         -------        -------

Loss before taxes                                             2,952          2,952          (1)         (1,771)        (1,772)
Income taxes benefit (expenses)                              *2,470          2,470                      (2,476)        (2,476)
Equity in results of affiliates
                                               ------        ------         ------      ------         -------        -------

Income (Loss) from discontinued operations                   $5,422         $5,422      $   (1)        $(4,247)       $(4,248)
                                               ======        ======         ======      ======         =======        =======

* In February 2008, the Company received a tax refund of $2.5 million and $373 of interest for which the Company had a full valuation in 2006.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

                                                 Year ended December 31,
                                                 -----------------------
                                                          2005
                                                          ----

                                         Leasing       Entertainment     Total
                                         -------       -------------     -----

Revenues                                 $ 2,814         $  1,171      $  3,985
Cost of revenues                           2,497            1,905         4,402
                                         -------         --------      --------
Gross profit (loss)                          317             (734)         (417)
Selling, general and
administrative expenses                       19           10,486        10,505
Impairment of assets                                          110           110
                                         -------         --------      --------
Operating income (loss)                      298          (11,330)      (11,032)
Financial income (expenses)                 (212)             (19)         (231)
Capital loss                              (4,774)                        (4,774)
                                         -------         --------      --------
Loss before taxes                         (4,688)         (11,349)      (16,037)
Income taxes benefit (expenses)                             2,525         2,525
Equity in results of affiliates                               (36)          (36)
                                         -------         --------      --------
Income (Loss) from discontinued
  operations                             $(4,688)        $ (8,860)     $(13,548)
                                         =======         ========      ========

      During 2007 there was no income or expenses relating to the Leasing discontinued operations.

      v.    Recently issued accounting pronouncements

            FAS 157

            In September 2006, the FASB issued FAS 157, "Fair Value Measurements." This standard establishes a framework for measuring fair value and expands related disclosure requirements; however, it does not require any new fair value measurement. As applicable to ICTS, this statement will be effective as of the year beginning January 1, 2008. ICTS does not expect that the adoption of FAS 157 will have a significant impact on its financial statements.

            FAS 159

            In February 2007, the FASB issued FAS 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This standard permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. As applicable to ICTS, this statement will be effective as of the year beginning January 1, 2008. ICTS does not expect that the adoption of FAS 159 will have a significant impact on its financial statements.

            EITF 07-3

            In June 2007, the FASB ratified Emerging Issues Task Force Issue 07-3, "Accounting for Advance Payments for Goods or Services to Be Used in Future Research and Development Activities" ("EITF 07- 03").

            EITF 07-03 provides guidance on the capitalization of non-refundable advance payments for goods and services to be used in future research and development activities until such goods have been delivered or the related services have been performed. As applicable to ICTS, this pronouncement will be effective as of the year beginning January 1, 2008. The Company does not expect the adoption of this pronouncement to have a material effect on its consolidated financial statements.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

            FAS 141R

            In December 2007, the FASB issued FAS 141 (revised 2007) ("FAS 141R"), "Business Combinations" FAS 141R will change how business acquisitions are accounted for and will impact financial statements both on the acquisition date and in subsequent periods. Key changes include: acquired in process research and development will no longer be expensed on acquisition, but capitalized and amortized over its useful life; fair value will be based on market participant assumptions; acquisition costs will be expensed as incurred; and restructuring costs will generally be expensed in periods after the acquisition date. Early adoption is not permitted. As applicable to ICTS this statement will be effective as of the year beginning January 1, 2009. The Company believes that the adoption of FAS 141R could have an impact on its consolidated financial statements; however, the impact would depend on the nature, terms and magnitude of acquisitions it consummates in the future.

            FAS 160

            In December 2007, the FASB issued FAS 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin 51" ("FAS 160"), which establishes accounting and reporting standards for non-controlling interests in a subsidiary and deconsolidation of a subsidiary. Early adoption is not permitted. As applicable to ICTS, this statement will be effective as of the year beginning January 1, 2009. ICTS is currently evaluating the potential impact the adoption of FAS 160 would have on its consolidated financial statements.

            The Company does not believe that any other recently issued but not yet effective accounting standards, if currently applied, would have a material effect on the accompanying financial statements.

NOTE 3 - RESTRICTED CASH

                                              December 31,
                                              ------------
                                            2007       2006
                                            ----       ----

      Restricted cash (a)                  $1,795

      Other (b)                                        $665
                                           ------      ----
                                           $1,795      $665
                                           ======      ====

            (a) During 2007 the Company won a bid to provide security services to Schiphol International Airport in the Netherlands. As part of the terms it had to provide a guarantee of (euro) 1.2 million ($1.8 million as of December 31, 2007). The Company provided such guarantee and at the same time had to deposit the same amount as cash collateral security.

            (b) On December 31, 2004, management has decided to record a provision for amounts that the Company has deposited regarding its guarantees, provided as part of its investment in Bilu (a privately-held company). The provision was made based on continuing deterioration in Bilu's financial results. In May 2007, the Company was released from part of those guarantees and received back an amount of $441. In July 2007, the Company was released from an additional guarantee of $224. The provision for these amounts was recorded in other income, see note 16 (a).

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 4 - TRANSACTIONS REGARDING CERTAIN SUBSIDIARIES

            In September 2002, ICTS increased its percentage interest in Procheck International B.V. ("PI") to 100% for a cash consideration of $2,845. PI provides security services in the Netherlands at Schiphol Airport Amsterdam. The purchase price exceeded the acquired share of the fair market value of the identified net assets of PI by approximately $1,879, which was allocated to the contract with Schiphol Airport (customer relationship). This intangible asset is amortized by the straight-line method, over its estimated useful life of 10 years. During 2006 Management revaluated its previous estimation and decided to depreciate the intangible, which is included in other assets (see note 9), until the end of the contract with Schiphol, which ended on February 2008, based mainly on the high competition in the market. The total amortization for the years 2007 and 2006 was $648, compared to $188 in 2005.

            In January 2008 PI got a one-year extension for the contract with Schiphol until February 1, 2009.

NOTE 5 - INVESTMENTS IN ASSOCIATED COMPANIES

Composed and presented as follows:

                                                                                           December 31,
                                                                                           ------------
                                                                                         2007       2006
                                                                                         ----       ----
Investment in 28.1% (2006 - 29.5%) interest of InkSure Technologies Inc. (1)                       $  284
Investment in 50% interest in ICTS-NAS (2)                                                          2,229
Investment in 42.5% interest in Rainbow Square Entertainment LLC(3)                                    55
                                                                                        ------     ------
                                                                                           -,-     $2,568
                                                                                        ------     ------

The investments are presented in the balance sheets as follows:

Among investments                                                                                  $2,513
Among non current assets from discontinued operations                                                  55
                                                                                        ------     ------
                                                                                           -,-     $2,568
                                                                                        ======     ======

      a. (1) During the period from April to September 2002, ICTS purchased 4,106,895 shares, which represent 34.3% of InkSure Technologies Inc. ("Inksure") for a consideration of $5,986. The purchase price exceeded the fair market value of the net assets of Inksure by approximately $3,881, of which $660 was allocated to in-process R&D and was expensed immediately, and the remaining $3,221 was attributed to technology purchased and was amortized using the straight-line method over 7 years.

            As a result of a reverse merger with a non-operating public shell corporation performed by Inksure in October 2002, the Company became the shareholder of the merged quoted company (which changed its name to Inksure Technologies, Inc).

            In July 2003, ICTS purchased another 174,542 shares for a consideration of $192. The amount exceeded the fair value of the tangible net assets by $143 which was attributed to technology purchased and is to be amortized using the straight-line method over
            5.75 years (the remaining life of the technology purchased in 2002).

            In April 2004, ICTS participated, proportionate to its share, in a private placement in the amount of $370. The amount was at the fair value of the tangible net assets.

            Following a private placement in July 2004 in which the Company did not participate, the Company share in Inksure was reduced to 32.15%. In September 2005 Inksure completed another private placement in which ICTS did not participate and as a result of that the Company share in Inksure was reduced to 31.83%. In December 2006 the Company sold 155,000 shares of Inksure for $419, which reduced its interest in Inksure to 29.5%, and in March 2007 another 155,000 shares were sold for $295. As of December 31, 2007, ICTS holds 4,515,555 shares of Inksure, representing 28.1% of Inksure shares.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 5 - INVESTMENTS IN ASSOCIATED COMPANIES (continued)

            The investment in Inksure is being displayed by the Equity Method. Following Inksure losses in the last years the affiliate accrued a shareholders' deficiency. The Company's participation in Inksure's losses exceeding its investment were reduced from the technology assets regarding ICTS investment in Inksure until it was totally amortized. The balance of $284 as of December 31, 2006 represents the amortized technology and the equity balance of $0. This asset was fully amortized during 2007. The market value of the investment as of December 31, 2007 was $1.9 million. As of June 1, 2008, the market value of the investment dropped to $1 million.

            The Company secured 2,157,895 shares of Inksure loans received in 2007 and 2006 from related party - see note 20(f).

            (2) In September 2002, ICTS and ICTS Europe established a joint venture, ICTS Netherlands Airport Services VOF ("NAS"), owned equally by the parties, which provided security services at Amsterdam Schiphol Airport in the Netherlands. NAS commenced operations in December 2002. In 2004 and 2003 the Company invested additional amounts in NAS of $564 and $1,399, respectively. The Company's share in profit (loss) of equity in the years ended December 31, 2007, 2006 and 2005 were $(2,003), $1,303 and $705, respectively. The joint venture declared a dividend in September 2006. ICTS's part was approximately $443. The Company recorded other comprehensive income (loss) regarding its investment of $ 32, $184 and $(122) as of December 31, 2007, 2006 and 2005, respectively.

            The investment in NAS was displayed by the Equity Method.

            The NAS contract with Schiphol expired on February 1, 2008. NAS ceased its operations at that date and is in the process of dissolving the entity. The Company does not expect to receive any proceeds for NAS, so, the Company decided to impair all its investment in NAS as of December 31, 2007, which totaled to $332.

            (3) The Company holds 42.5% in Rainbow Square Entertainment LLC ("Rainbow"), a partnership that was established in July 2003. Rainbow operates an entertainment site. Both in 2007 and 2006 the Company recorded a loss of $0, compared to a loss of $36 in 2005 regarding the share of the partnership loss. In 2007 the Company impaired $55 on its investment, as the Company does not expect any future proceeds. The balance of the investment as of December 31, 2007 is zero.

            In December 2004, the Company determined that the future cash flows from the partnership will not recover its investment, and as a result recorded an impairment loss of $419. In December 2005, the Company recorded another impairment loss of $110.

            At December 31, 2007 and 2006, the balance of this investment of $0 and $55, respectively, was included in non-current assets from discontinued operations.

            Below is summarized financial data of Inksure, Rainbow and NAS:

               Inksure:

               Balance sheet data:

                                                        December 31,
                                                        ------------
                                                     2007          2006
                                                     ----          ----
               Current assets                       $1,897        $3,599
                                                   =======       =======
               Non-current assets                   $1,025        $1,146
                                                   =======       =======
               Current liabilities                    $850          $564
                                                   =======       =======
               Long-term liabilities                $5,691        $5,518
                                                   =======       =======
               Shareholders' Deficiency            $(3,619)      $(1,337)
                                                   =======       =======

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 5 - INVESTMENTS IN ASSOCIATED COMPANIES (continued)

               Operating results data:

                                                    Year ended December 31,
                                                    -----------------------
                                                2007         2006         2005
                                                ----         ----         ----

               Revenues                        $2,890       $2,002       $1,626
                                              =======      =======      =======
               Gross profit                    $1,782       $1,139         $842
                                              =======      =======      =======
               Net loss                       $(3,078)     $(3,112)     $(2,213)
                                              =======      =======      =======

               Rainbow:

               Balance sheet data:

                                                                December 31,
                                                                ------------
                                                             2007         2006
                                                             ----         ----
                                                                 Unaudited
                                                                 ---------

               Current assets                                 $193         $205
                                                            ======       ======
               Non-current assets                           $1,122       $1,143
                                                            ======       ======
               Current liabilities                            $199         $216
                                                            ======       ======
               Partners' capital                            $1,135       $1,133
                                                            ======       ======

               Operating results data:

                                                      Year ended December 31,
                                                      -----------------------
                                                  2007         2006         2005
                                                  ----         ----         ----
                                                            Unaudited
                                                            ---------

               Net loss                           $18          $69          $87
                                                  ===          ===          ===

               NAS:

               Balance sheet data:

                                                                December 31,
                                                                ------------

                                                             2007         2006
                                                             ----         ----

               Current assets                               $9,962      $11,762
                                                            ======      =======
               Non-current assets                              $44         $385
                                                            ======      =======
               Current liabilities                          $9,341       $7,695
                                                            ======      =======
               Shareholders' equity                           $665       $4,452
                                                            ======      =======

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 5 - INVESTMENTS IN ASSOCIATED COMPANIES (continued)

               Operating results data:

                                                    Year ended December 31,
                                                    -----------------------
                                                2007         2006         2005
                                                ----         ----         ----

               Revenues                       $62,684      $57,742      $40,443
                                              =======      =======      =======
               Gross profit                      $873       $3,644      $ 3,609
                                              =======      =======      =======
               Net income (loss)              $(4,006)      $1,422      $ 1,409
                                              =======      =======      =======

NOTE 6 - OTHER RECEIVABLES AND INVESTMENTS

                                                                 December 31,
                                                                 ------------
                                                               2007       2006
                                                               ----       ----

Long-term deposits                                            $   42      $ 277
Marketable securities:
Investment in 17.6% interest in PlanGraphics, Inc. (a)                      103
Receivable from the TSA (b)                                    2,934
                                                              ------      -----
Total                                                         $2,976      $ 380
                                                              ======      =====
Gross unrealized gain (loss) on marketable securities and other investments were as follows:

Gross unrealized losses                                          -,-      $(497)
                                                              ======      =====

      (a)   Investment in PlanGraphics, Inc. ("PlanGraphics"):

            In January 2002, ICTS purchased 17,142,857 shares (17.6%) of common stock of PlanGraphics (formerly Integrated Spatial Information Solutions, Inc.) for $0.035 per share. PlanGraphics securities are traded on the pink sheets. The price per share as of December 31, 2007 and 2006 was $0.006 at both dates. At December 31, 2007 the Company decided to impair its investment which included the market value of PlanGraphics at December 31, 2007 of $103 and comprehensive income of $497 regarding the accumulated comprehensive losses related to PlanGraphics. Unrealized loss as of December 2006 amounted to $497.

      (b) Receivable from the TSA of $2,934 as of December 31, 2007 - see note 14(b)(3). In 2006 the receivable is shown on the balance sheet as part of the accounts receivable. At 2007 the company decided to reclass the receivable as a long-term receivable based on management's estimation that the litigation with the TSA will not be resolved during 2008.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 7 - PROPERTY AND EQUIPMENT

      a. Property and equipment from continuing operations are composed as follows:

                                                                December 31,
                                                                ------------
                                                             2007         2006
                                                             ----         ----
Cost:

Equipment and facilities                                   $ 3,659      $ 4,007
Vehicles                                                       817          801
Leasehold improvements                                         299          125
                                                           -------      -------
                                                             4,775        4,933
Less - Accumulated depreciation and amortization            (3,256)      (3,548)
                                                           -------      -------
                                                           $ 1,519      $ 1,385
                                                           =======      =======

      b. Depreciation expense from continuing operations totaled $570, $481 and $520 in 2007, 2006 and 2005, respectively. During 2007 and 2006 there was no depreciation expense from discontinued operations, compared to $2,533 in 2005.

      c. A portion of the Company's equipment is pledged as collateral for bank loans.

      d. In June 2002 equipment in the amount of $23.5 million was purchased and leased back to the seller, a related party and private Dutch company, for 7 years in an operating lease agreement (with respect to equipment in an amount of $12.5 million, the Company entered into a purchase and lease agreement that replaced a predecessor acquirer, see below). The seller had the option to buy back the assets after 5 or 7 years, at their fair value, which would have been determined by an appraiser. The Company has undertaken to repay the predecessor acquirer's liability to a bank, in an amount of $8.7 million, and issued him a promissory note. The loan was non-recourse. The note bore annual interest of Euro-Libor plus 2.05%.

            In December 2004, ICTS determined that the future cash flows from the leased equipment will not recover its investment, and as a result recorded an impairment loss of $2,247 in addition to an impairment loss of $6,042 that was recorded in 2003. The value of the equipment was based on a cash flow projection that incorporated an external appraisal of the equipment's terminal value at the option exercise date.

            In June 2005, the Company granted the lessee an option to purchase the leased equipment for an amount of $5 million plus an amount equal to the related loan balance on the exercise date, thus providing for the possibility of early termination of the leasing agreement. The option period started on June 1, 2005 and expired on September 30, 2006. As a consideration for granting the option fee the lessee was required to pay ICTS an option fee of $20 per month, which should have been deducted from the $5 million in case of exercising the option.

            In July 2005 the Company received an advance payment of $1 million on lease installments which would be deducted from the purchase price of $5 million were the option to be exercised.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 7 - PROPERTY AND EQUIPMENT (continued)

            On December 28, 2005, the lessee announced that he is interested in exercising the option. The net value of the equipment as of the purchase date was (euro)9,775 (equal to $11,554 on that date). The loss from the sale amounted to $4,774, and is included in discontinued operations in the accompanying statement of operations of that year.

      e. Equipment and facilities included an amount of $15,906 relating to the entertainment sites in Baltimore, Maryland and Atlantic City, New Jersey. The Baltimore facility started operations in June 2003. The facility in Atlantic City commenced operations in June 2004. Those locations have been closed since December 2005. See also note 2(u).

            Based on the performances of the entertainment sites, the Company's management revaluated these two facilities during 2004 and determined that their forecasted cash flows will not cover the investments. Based on their fair value that was calculated using a discounted cash flows model, the Company recognized an impairment loss and wrote off its investment in those sites in an amount of $7,691 in 2004, in addition to an impairment loss of $7,513 that was recorded in 2003.

NOTE 8 - GOODWILL

            Goodwill, which totaled $314 as of December 31, 2007 and 2006, reflects the excess of the purchase price of Procheck acquired in 2002 over the fair value of net assets.

NOTE 9 - OTHER ASSETS

      a. As of December 31, 2007, other assets were comprised of the following:

                                                     December 31, 2007                               December 31, 2006
                                                     -----------------                               -----------------

                                        Gross carrying     Accumulated     Net book     Gross carrying     Accumulated     Net book
                                            amount        amortization      value           amount        amortization      value
                                        --------------    ------------     --------     --------------    ------------     --------

Customer relationship (1)                   $1,785           $1,732          $ 53           $1,785           $1,084          $701
Rent Deposits                                   97                             97              188                            188
                                            ------           ------          ----          -------           ------          ----
                                            $1,882           $1,732          $150          $ 1,973           $1,084          $889
                                            ======           ======          ====          =======           ======          ====

            (1) Regarding the contract with Schiphol Airport, see note 1(e). Amortization expense in 2007, 2006 and 2005 totaled $648, $648 and $224, respectively.

      b.    Estimated amortization expenses for the year 2008 are $53.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 10 - SHORT-TERM BANK CREDIT

            Short-term bank credit, classified by currency and interest rates, is comprised of the following:

                                                             Interest rates as of
                                                               December 31, 2007          December 31,
                                                             --------------------         ------------
                                                                       %               2007          2006
                                                                       -               ----          ----
Short-term credit from continuing operations:
ICTS -
In dollars                                                           7.80               $281        $38
Other currencies                                                                                     45
Subsidiaries:
In dollars (a)                                                       8.35              5,662      4,833
Euros (b)                                                            7.30                680        196
Other currencies                                                     7.75                 96         20
                                                                                      ------     ------
                                                                                      $6,719     $5,132
                                                                                      ------     ------
Short-term credit from discontinued operations(c)                                        -,-       $122
                                                                                      ======     ======

      (a) On April 5, 2005, one of the Company's subsidiaries entered into a Loan and Security Agreement and established a replacement Revolving Line of Credit. The Revolver provides a borrowing base up to $8 million based on 85% of defined Eligible Accounts Receivable and 95% of required Certificates of Deposit less Letter of Credit obligations. The interest rate is one percent (1%) per annum in excess of the Prime Rate for loan balances in excess of the Libor Rate Loans. As of December 31, 2007, the restricted cash of 3.5 million held by the Company serves as other collateral on the revolving credit facility. At December 31, 2007, $5.7 million was outstanding and $1.8 million was available under the revolving credit facility for additional borrowings. The borrowing agreement also provides for a commitment guarantee of up to a maximum of $3.5 million for letters of credit and requires a per annum fee equal to 3%. The Company had letters of credit outstanding of approximately $1 million at December 31, 2007.

            Based on the revolving line of credit agreement, the subsidiary established a time deposit account, with the lender as cash collateral security. The amount bears annual interest of 4.25%. This deposit is being shown in the balance sheet as restricted cash - long term.

            On December 31, 2005, an amended agreement was signed which adjusted the minimum tangible net worth covenant, the Interest Coverage covenant and the annual Capital Expenditure Limitation covenant. In July 2006, a second amendment to the Loan and Security Agreement was executed. This amendment suspended the Interest Coverage covenant until March 31, 2007 and replaced this covenant with a Stop Loss requirement. The Stop Loss requirement was based on pre-established quarterly pre-tax net loss amounts through December 31, 2006.

            As of December 31, 2006, a third amendment to the Loan and Security Agreement was executed to give recognition to the tax expense adjustments applicable to prior year taxes made subsequent to executing the second amendment, adjusting the tangible net worth covenant amount.

            In July 2007, a fourth amendment to the Loan and Security Agreement was executed to allow the Letter of Credit to extend beyond the maturity date to October 1, 2008. On December 18, 2007, a fifth amendment was executed extending the original term from March 31, 2008 to March 31, 2009 with automatic one-year renewals at the election of either the Lender or Borrower, as well as adjusting the tangible net worth covenant amount. The Company was in compliance with all loan covenants as of December 31, 2007 and 2006. However, as of March 31, 2008, the Company was in violation of its interest coverage ratio. The bank agreed to waive this covenant violation subject to the issuance of the stand-alone financial statements. The financial statements have not been issued as of the date of the filing and the debt is classified as current.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 10 - SHORT-TERM BANK CREDIT (continued)

      (b) In November 2004, a subsidiary of the Company entered into a credit agreement with a bank. During 2006 the agreement was extended and it provided a borrowing facility of up to (euro)650 ($958 at December 31, 2007), limited to 60% of certain pledged accounts receivable. The borrowing facility is also secured by the Company guaranty and is subject to certain covenants. At December 31, 2007, $680 was outstanding and $278 was available under the credit agreement. The Company is in compliance with the covenants. In February 2008 the credit agreement was extended up to (euro)2.1 million.

      (c) The short-term credit from discontinued operations as of December 31, 2006 represented mainly a liability arising from a promissory note that was issued in connection with the purchase agreement of the Entertainment operations. The note was payable in 13 quarterly installments of $50 plus the accrued interest. During 2007 all outstanding debt was paid by the Company.

NOTE 11 - ACCRUED EXPENSES AND OTHER LIABILITIES

                                                                                  December 31,
                                                                                  ------------
                                                                               2007         2006
                                                                               ----         ----
Relating from continuing operations:
Payroll and related liabilities                                              $ 3,013      $ 4,085
Employees' claims and related severance (a)                                    1,071        8,266
Liabilities to government institutions, including tax accrual                  9,548        5,546
Deferred income taxes (see note 17 b)                                                          42

Accrued expenses and other                                                     2,423        2,275
                                                                             -------      -------
Total accrued expenses and other liabilities from continuing operations      $16,055      $20,214
                                                                             =======      =======
Accrued expenses and other liabilities from discontinued Operations          $ 2,089      $ 1,085
                                                                             =======      =======

            (a) Employee claims and related severance as of December 31, 2006 included an amount of $7.3 million accrual for the DOL dispute - see note 1(c).During 2007 this claim was settled for $3 million, payable out of any future settlement with the TSA. As the company expects that the dispute with the TSA will not be solved during 2008, the liability was reclassified in the 2007 financials as a long-term liability, see note 12.

            (b) Regarding the loan from related party, see note 20(f).

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 12 - LONG-TERM LIABILITIES

a. Composition:

                                      Interest rate as of       December 31,
                                          December 31,          ------------
                                      ------------------
                                              2007            2007        2006
                                              ----            ----        ----

From continuing operations:
In dollars:

Banks (1)                                     5.71%          $   80      $  104
Other financial institutions (1)              8.72%             196         210
DOL (2)                                                       3,000
                                                             ------     -------
                                                              3,276         314
Less - current maturities                                      (126)       (154)
                                                             ------     -------
                                                             $3,150     $   160
                                                             ======     =======
From discontinued operations (3)                             $8,530     $10,125
Less - current maturities                                                (1,012)
                                                             ------     -------
                                                             $8,530     $ 9,113
                                                             ======     =======

      (1) The balance as of December 31, 2006 represents mainly loans that a subsidiary received to finance a purchase of operative equipment during the third quarter of 2005. This equipment was sold during 2007 and the loans were repaid. The total liability as of December 31, 2007 represents mainly new loans taken to finance the lease of operational equipment and should be paid up to 2010.

      (2)   DOL liability of $3,000 as of December 31, 2007 - see note 11(a) and note 1(c).

      (3) During 2002 two subsidiaries from the Entertainment segment signed a rent contract for 17 years. As of December 2005, the Company decided to discontinue the operations of the Entertainment segment - see note 2(u). There are two claims against the Company regarding these rent liabilities. The Company recorded a liability of the full claim amount but as the Company does not anticipate that the claims will be resolved during 2008, the whole liability is presented as a long-term liability.

b.    Regarding the loan from related party see note 20(f).

c. The total liabilities from banks and other financial institutions mature in the following years after the balance sheet date:

           2008                  $126
           2009                    90
           2010                    60
                                 ----
                                 $276
                                 ====

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 13 - ACCRUED SEVERANCE PAY

            The accrued severance pay in the consolidated financial statements relates to the Israeli subsidiaries.

            Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The following principal plans relate to employee rights upon retirement, as applicable to Israeli subsidiaries.

            Insurance policies for employees in managerial positions provide coverage for severance pay and pension liabilities of managerial personnel.

            Severance pay liabilities not covered by the pension funds are fully provided for in these consolidated financial statements, as if they were payable at each balance sheet date on an undiscounted basis, based upon the number of years of service and the most recent monthly salary (one month's salary for each year worked) of the Company's employees in Israel.

            The net expenses from accrued severance pay totaled $6, $15 and $124 for the years ended December 31, 2007, 2006 and 2005, respectively.

NOTE 14 - COMMITMENTS AND CONTINGENT LIABILITIES

      a.    Operating leases

            The Company leases premises under long-term operating leases, in most cases with renewal options. Lease expenses from continuing operations for the years ended December 31, 2007, 2006 and 2005 were $ 1,191, $1,217, and $849, respectively. During 2005 the Company accrued for future rent. Regarding its discontinued operations, see also note 12 (3).

            Future minimum lease payments from long-term leases are as follows:

            2008                        $  697
            2009                           699
            2010                           653
            2011                           305
            2012                            78
                                        ------
                                        $2,432
                                        ======

      b.    Contingent liabilities

            1) As a result of the September 11, 2001 terrorist attacks, numerous lawsuits have commenced against Huntleigh and ICTS. Huntleigh and ICTS have been named in approximately 64 and 61 lawsuits, respectively. All of the cases were filed in the United States District Court, Southern District of New York. The cases are in their early stages with depositions having begun on September 12, 2006. The Company reviewed its security services provided at Boston's Logan International Airport, from which one of the airplanes commandeered by the terrorists departed, subsequent to September 11, 2001 for evidence of non-compliance with the policies of the Federal Aviation Administration.

                  Based on the contracts with the airlines, the Company may be indemnified by the airlines if the Company is found to have followed the procedures specified by the Federal Aviation Administration. However, if the Company is found to have violated these screening regulations, it could be liable for damages. Based on the Company's review, no evidence of non-compliance has been identified with respect to the services provided at Boston's Logan International Airport on September 11, 2001.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 14 - COMMITMENTS AND CONTINGENT LIABILITIES (continued)

                  The Company maintains an aviation insurance policy, which may provide limited coverage for liabilities that may be assessed against the Company as a result of the events of September 11, 2001. The liability under these cases may, by statute, be limited to the policy coverage. A number of personal injury cases have been settled or are in the process of being settled at no cost to the Company. Management is unable to estimate the impact of the litigation or fines, as described above. Accordingly, no provision in respect of these matters has been made.

            2) As a provider of security services, the Company faces potential liability claims in the event of any successful terrorist attempt in circumstances associated with the Company. After the September 11th terrorist attacks, the Company's insurance carriers canceled all war risk insurance policies carried by the Company.

            3) On February 17, 2002, the Company was awarded a security services contract (the "TSA Contract") by the United Stated Transportation Security Administration ("TSA") to continue to provide security services in all of its current airport locations until the earlier of either the completed transition of these security services on an airport basis to the U.S. Federal Government or November 19, 2002. In accordance with the terms of the Contract, the U.S. Federal Government provided the Company with a non-interest bearing partial payment of $26 million to be paid back on a monthly basis of $1.3 million at the beginning of every month commencing April 1, 2002. On December 31, 2002, approximately $11.7 million of the $26 million had been paid back to the TSA. No additional payments have been made back to the TSA in 2007 and 2006. As of December 31, 2006 ,the amount due from the TSA with respect to services provided under the contract aggregates $17.3 million; this amount, net of $14.3 million, the balance of the prepayment, was presented among trade receivables.

                  During 2003, the Department of Labor in the US ("DOL") finalized its audit of the Company's subsidiary concerning the pay rates used to compensate employees for services rendered pursuant to the TSA Contract. The DOL concluded that in certain instances, employees had not been paid the correct base rate, fringe benefits, vacation and holiday pay by the subsidiary. As of December 31, 2006, a liability relating to the audit of approximately $7.3 million was included in the consolidated financial statements based on the estimated maximum exposure according to the Company's legal advisors. The claim of the DOL has been settled during 2007 for $3 million payable out of any settlement with the TSA. A long-term receivable of $2.9 million and a long-term liability of $3 million are shown in the 2007 consolidated financial statements. As of the change in the liability, the Company recorded income in 2007 of $4.3 million, which reduced the cost of revenues.

                  The TSA filed a contract dispute with the Office of Dispute Resolution for Acquisition ("ODRA") in connection with Huntleigh's February 2002 contract seeking reimbursement of an alleged overpayment of principal in the amount of $59.2 million. This claim follows the lawsuit which Huntleigh has already filed against the TSA for repeated breaches of its contract with Huntleigh. Both claims are now pending in mediation.

                  Huntleigh intends to vigorously challenge the TSA's claim which it asserts is devoid of any factual or legal merit. The TSA's filing comes on the heels of a recent decision by ODRA granting Huntleigh's motion for partial summary judgment against the TSA. ODRA has granted Huntleigh's motion for partial summary judgment on Huntleigh's claim that the TSA breached the contract by failing to give appropriate notice for transitioning airport locations. A separate hearing will be held to determine the amount of damages due to Huntleigh on this claim. With regards to the claim for the $59.2 million overpayment, Huntleigh has filed a motion to dismiss the action which has been denied.

                  At this stage, Management and its legal counsel are unable to estimate the final outcome of the above mentioned dispute. Accordingly, no provision has been made for this matter.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 14 - COMMITMENTS AND CONTINGENT LIABILITIES (continued)

            4) The Company has commenced an action against the U.S. Government with regard to the Fifth Amendment rights relating to the taking of its business. In December 2004 the Court denied the Government's motion to dismiss the case. A motion for reconsideration was filed by the defendant and denied. The trial for this action has been held and in March 2007 the court decided against the Company. The Company appealed the decision. In May 2008 the USA Court of Appeals for the Federal Circuit affirmed the lower court's ruling against the Company.

            5) In September 2005, Avitecture, Inc, (f/k/a Audiovisual-Washington, Inc.) ("Avitecture"), filed a Demand for Arbitration and Mediation against ITA-Atlantic City, LLC ("ITA") with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated March 20, 2003, ITA owes Avitecture $222 for audio, video and control systems it provided for ITA's use in tourist attraction in Atlantic City, New Jersey, but for which Avitecture claims it has not been paid. The case was decided against the Company in an arbitration proceeding awarding Avitecture $200. The arbitrator's decision was affirmed by the Superior Court of NJ in May 2007. The Company appealed this decision. In September 2007, ITA k/a Explore Atlantic City, LLC filed bankruptcy under Chapter 7 Bankruptcy code. The Company filed a petition in bankruptcy with the court. The Appellate Court affirmed the arbitrator's ruling in February 2008. In the interim, the bankruptcy case was closed.

            6) In November 2005, Turner Construction Company ("Turner") filed a Demand for Arbitration and Mediation against Explore Atlantic City, LLC ("Explore") with the American Arbitration Association in Somerset, NJ. The Demand for Arbitration alleges that pursuant to a written agreement dated October 28, 2003, Explore owes Turner $948 for work and/or services performed pursuant to the contract, but for which Explore has not paid Turner. In an arbitration proceeding the arbitrator awarded Turner $956 plus interest and costs, for which award was affirmed on appeal. In October 2007, Explore filed a petition of bankruptcy with the New Jersey Superior Court. The court thereafter stayed the proceedings and dismissed the action without prejudice as a result of the bankruptcy filing. To date, Turner has not moved to reinstate or reopen the case. The full amount of $948 was accrued as of December 31, 2007 and 2006.

            7) In 2005 the Company's subsidiary, ICTS USA, Inc., filed a refund claim with the Internal Revenue Service ("IRS") in the amount of $2.4 million, which was reflected on the December 31, 2005 year-end financial statements as a receivable. The Company made a demand to the IRS for the refund. Thereafter, by letter dated August 15, 2006, the Company was advised that a criminal investigation by the United States Department of Justice, Tax Division is ongoing by a grand jury regarding possible criminal tax violations by the subsidiary for the tax years 2002 and 2003 regarding certain royalty payments made to the Company. In January 2008, the Company was advised that the current investigation was withdrawn and the Company received the refund of $2.4 million and interest of $373. The refund was presented in the 2007 financials as income from discontinued operations, see note 2(u).

            8) Two of the Company's subsidiaries have been sued by their landlord (which is the same entity for both properties) alleging breach of the respective leases. One suit is in Circuit Court for Baltimore City affecting the Company's Explore Baltimore facility, and the other is in the Superior Court of New Jersey affecting the Company's Explore Atlantic City facility. Through legally defective service, the landlord was able to obtain orders for possession of both of these locations. A petition to open the Atlantic City action has been filed and one is being prepared for the Baltimore action. In addition to seeking possession, in both cases the landlord is seeking unpaid rent for the entire term of the leases, $5,970 in Atlantic City and $4,444 in Baltimore. While a resolution of both actions is being discussed, a standstill of the proceedings is being negotiated. As of December 31, 2007 and 2006, the Company accrued $8.5 million and $10.1 million, respectively. The changes in the accruals were done based on changes in the claims against the Company and are being presented as part of the discontinued operations - see note 2(u).

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 14 - COMMITMENTS AND CONTINGENT LIABILITIES (continued)

                  The Company filed a petition in bankruptcy for each of the companies. However, the landlord was able to prevail against the Company, with respect to a guarantee given by the Company in connection to the lease in Baltimore. The Company also rendered that the landlord could proceed to prove its damages with respect to the Baltimore lease. In January 2008, the Baltimore litigation was conducted. At the end of the trial a judgment in the amount of $2.6 million was awarded in favor of the landlord. The Company has filed an appeal in its litigation to challenge the judgment on behalf of ICTS International N.V.

                  The Atlantic City litigation was reopened in state of court in January 2008 and is still ongoing.

            9) From time to time various claims against the Company, some of which are in litigation, have been alleged by former employees, mainly for wrongful termination and labor-related issues. Some of the claims are in their earlier stages and it is impossible to determine the amount of contingent liability involved, if any.

      c.    Restrictions on operations
            The Company was in dispute with Fraport A.G. International Airport Services Worldwide in relation to alleged unlawful use of the letter combination "ICTS" by the Company. Fraport initiated proceedings before the district court of Amsterdam. The principal amount claimed was (euro)57.7 million ($85 million as of December 31, 2007). This dispute has been settled during 2008 without any liability to the Company during 2008.

      d.    As to tax assessments, see note 17(g).

      e.    As to the guarantee given to Bilu Investment Ltd., see note 16(a).

NOTE 15 - FINANCIAL INCOME (EXPENSES) - NET
                                                      Year ended December 31,
                                                      -----------------------
                                                    2007       2006       2005
                                                    ----       ----       ----
From continuing operations:
Financial expenses                                $(3,537)   $(1,137)   $(1,493)
Financial income                                      325        327        203
Exchange differences - gain (loss)                   (122)        96        382
                                                  -------   --------    -------
                                                  $(3,334)  $   (714)   $  (908)
                                                  =======   ========    =======
Financial expenses from discontinued operations:
Financial expenses                                                 2       (191)
Financial income (a)                                 (373)
Exchange differences losses                                                 (40)
                                                  -------   --------    -------
                                                     (373)         2       (231)
                                                  =======   ========    =======

(a) During 2008 the company received a refund from the IRS totaling $2.8 million, of which $373 was accrued interest and $2.4 million was a refund of overpaid taxes in previous years - see note 17. The 2007 financial expenses include estimation for accrued interest expenses of $2,179 regarding possible tax exposure in the US for previous years.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 16 - OTHER INCOME (EXPENSES)

                                                      Year ended December 31,
                                                      -----------------------
                                                     2007      2006       2005
                                                     ----      ----       ----
Other income from continuing operations:

Recovery (write off) investment and guaranty
deposits related to investment in Bilu, (a)                     $665
Capital gain from investments (b)                   $ 349        576       $110
Written-off investment in Plangraphics (c)           (600)
Other                                                   5                    37
                                                     ----     ------    -------
                                                    $(246)    $1,241       $147
                                                     ====     ======    =======
Other loss from discontinued operations (d)         $ (55)       -,-    $(4,774)
                                                     ====     ======    =======

      1) Bilu is a privately-held company based in Israel. ICTS acquired the shares in that company from Rogosin Development and Holding Ltd. ("Rogosin"), which was an affiliated company of Leedan. At the time Rogosin and Leedan held another 18% interest in Bilu. ICTS has granted bank guarantees of $2,515 in respect of Bilu's obligations, of which $1,400 is on behalf of Leedan and Rogosin. To secure the bank guarantees ICTS has pledged bank deposits at the same amounts.

            As a result of continuing deterioration in the financial results of Bilu, on December 31, 2004 Management decided to write off its investment in Bilu in the amount of $227 and to fully provide for its bank guarantees in the amount of $2,515, including the guaranty share of Leedan and Rogosin as a result of their financial positions. During May and July 2007, the Company was released from its guarantee for amounts of $441 and $224, respectively, see note 3(b). Accordingly, the provision decreased to $1,850 as of December 31, 2007. The recorded provision for these guarantees is presented as a reduction to the restricted deposits that the Company has deposited at the banks where the guaranties were issued.

      b. The Company has written off several investments in the past. During 2005 an amount of $110 was paid to ICTS from two of those companies in which ICTS invested and which were completely dissolved through 2005. In January 2006 the Company sold its holding on YCD which was written off in previous years. The total gain from the sale was $224. During 2007, an additional $54 was received for the sale of an investment that was written off in the past.

            During 2007 and 2006 the Company sold 155,000 shares of Inksure each year for $295 and $419 - see note 5(a). The gain from those sales totaled $295 and $352, respectively.

      c.    Write off investment in Plangraphics - see note 6(a).

      d. In 2005 the Company sold the property it used to lease - see note 7(d). The loss from that sale amounted to $4,774. At December 2007 the Company decided to recognize a full impairment of its investment in Rainbow, totaled $55, see also note 5.

NOTE 17 - INCOME TAXES

      1) Each subsidiary of ICTS is subject to tax according to the tax rules applying with respect to its place of incorporation or residency. ICTS is incorporated under the laws of the Netherlands and is, therefore, subject to the tax laws of the Netherlands. Inter-company payments are subject to withholding taxes at varying rates according to their nature and the payer's country of incorporation or residency. As the Company has subsidiaries in different countries, each subsidiary is subject to tax according to tax rules applying in the subsidiary location.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 17 - INCOME TAXES (continued)

      b.    Deferred taxes:

            Deferred tax assets have been computed in respect of the following:

                                                                December 31,
                                                                ------------
                                                             2007          2006
                                                             ----          ----

Carry forward losses                                       $20,987       $21,603
Fixed assets                                                   (22)           44
Provision for bad debts                                        193           353
Accruals and other reserves                                    674         4,163
                                                           -------       -------
                                                            21,832        26,163
Less - valuation allowance                                  21,832        26,163
                                                           -------       -------
                                                               -,-           -,-
                                                           =======       =======

      c. Income (loss) before taxes on income and share in associated companies is comprised of the following:

                                                    Year ended December 31,
                                                    -----------------------
                                                  2007       2006        2005
                                                  ----       ----        ----

Profit (Loss) from continuing operations:
ICTS and subsidiaries in the Netherlands        $(1,764)   $   (373)   $    413
Subsidiaries outside the Netherlands             (2,771)     (8,471)     (8,872)
                                                -------    --------    --------
Loss before taxes from continuing operations    $(4,535)   $ (8,844)   $ (8,459)
                                                -------    --------    --------
From discontinued operations:
Subsidiaries in the Netherlands                                          (4,688)
Subsidiaries outside the Netherlands              2,952      (1,772)    (11,349)
                                                =======    ========    ========
Loss before taxes from discontinued operations    2,952      (1,772)    (16,037)
                                                =======    ========    ========
                                                $(1,583)   $(10,616)   $(24,496)
                                                =======    ========    ========

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 17 - INCOME TAXES (continued)

      d)    Tax benefit (expense) on income included in the income statements:

                                                       Year ended December 31,
                                                       -----------------------
                                                      2007       2006      2005
                                                      ----       ----      ----

Current taxes from continuing operations:
In the Netherlands                                  $ (261)      $(36)    $ (51)
Outside the Netherlands                                           (91)      680
Current taxes from discontinued operations                         (6)
                                                    ------    -------    ------
                                                    $ (261)     $(133)     $629
                                                    ======    =======    ======
For previous years - from continuing operations:
In the Netherlands                                      (7)       259        29
Outside the Netherlands                               (740)      (930)   (3,485)

For previous years from discontinued operations:
                                                     2,470     (2,476)    2,525
                                                    ------    -------    ------
                                                     1,723     (3,147)     (931)
                                                    ======    =======    ======
Deferred from continued operations outside
the Netherlands                                         42        (42)      440
                                                    ======    =======    ======
                                                    $1,504    $(3,322)     $138
                                                    ======    =======    ======

      e) The Company's effective income tax rate differs from the Netherlands' statutory rate of 25.5% compared to 29.6% in 2006, with respect to the following:

                                                     Year ended December 31,
                                                     -----------------------
                                                   2007       2006        2005
                                                   ----       ----        ----

Loss before taxes and equity in results of
associated companies:
From continued operations                        $(4,535)  $ (8,844)   $ (8,459)
From discontinued operations                       2,952     (1,772)    (15,926)
                                                 -------   --------    --------
Total                                            $(1,583)  $(10,616)   $(24,385)
                                                 =======   ========    ========
Statutory tax rate                                  25.5%      29.6%       31.5%
                                                 =======   ========    ========
Expected tax benefit (expense) at
statutory rate                                   $   404   $  3,142    $  7,681
Reconciliation for earnings taxed
at different rates                                  (287)       737       1,034
Disallowable expenses                              1,102       (162)     (3,686)
Non-taxable (expense) income                          75        170      (2,120)
Previous years                                     1,723        370        (671)
Changes in valuation allowance and other          (1,513)    (7,579)     (2,100)
                                                 -------   --------    --------
Income taxes (expenses) benefit                  $ 1,504   $ (3,322)   $    138
                                                 =======   ========    ========

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 17 - INCOME TAXES (continued)

Income taxes (expenses) benefits are shown as follows:

                                                      Year ended December 31,
                                                      -----------------------
                                                    2007      2006        2005
                                                    ----      ----        ----

From continuing operations                         $ (966)  $  (846)    $(2,387)
From discontinued operations                        2,470    (2,476)      2,525
                                                   ------   -------     -------

Total                                              $1,504   $(3,322)    $   138
                                                   ======   =======     =======

      f.    Carry forward tax losses

            As of December 31, 2007, the Company has carry forward tax losses in the Netherlands, in the amount of approximately $10.1 million. The carryforward tax losses in the U.S.A. amount to $10.9 million which will expire in 2025 and 2026. Utilization of such losses is limited in certain circumstances.

      g. A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

Balance at January 1, 2007                         $4,790
Additions for tax positions of prior years            659
                                                   ------
Balance at December 31, 2007                       $5,449
                                                   ======

      1)    Tax assessment

            Under ongoing tax examination of the U.S subsidiaries of the Company, by the U.S tax authorities, through the years ended December 31, 2002 to 2004, the subsidiaries were required to provide information regarding their treatment of certain expenses. By letter dated August 15, 2006, the Company was advised that a criminal investigation by the United States Department of Justice, Tax Division was ongoing by a grand jury regarding possible criminal tax violations by the subsidiary for the tax years 2002 and 2003 regarding certain royalty payment made to the Company. In 2008 the Company was advised that the criminal investigation was dismissed. However, the IRS continues with its audit for the years 2002-2004.

            Based on the issues raised and the tax authorities' position, the Company has included a provision in its accounts in an amount which, based on an opinion of its tax advisers, the Company considers being adequate to cover costs arising from the tax examination if and when it will become a tax assessment. See Note 11 for tax accrual. During 2007, the Company recorded in the selling, administrative, and general costs an expense of $1,150 for possible tax penalties resulting from the audit. The Company recorded additional $2,179 in interest expenses for possible interest that might be requested by the IRS following the result of this audit.

            In February 2008, the Company received from the IRS a refund of $2,470 plus interest of $373 regarding its discontinued operations in the previous years. This amount was withheld by the IRS because of the criminal investigation. Once the investigation was dismissed, the refund was released to the Company. This amount is shown as a current asset from discontinued operations at December 31, 2007.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 18 - FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

      1)    Fair market value of financial instruments

            Based on borrowing rates currently available to the Company for bank loans with similar terms and maturities, the fair market value of the Company's short-term and long-term debt from continuing operations approximates the carrying value as the interest rates are variable.

            Furthermore, the carrying value of other financial instruments potentially subject to credit risk (principally consisting of cash and cash equivalents, time deposits and marketable securities, accounts receivable, accounts payable and loans from related party) also approximates fair market value, due to the short-term nature of the instrument or its variable rate of interest.

            The Company has a long-term liability of $8.5 million from discontinued operations, see note 12(a)(3). This liability was recorded using a capitalization rate of 7.25% to show the liability at fair market value in accordance with FAS 144 and based on the claim against the company. All other short-term debt from discontinued operations approximates their carrying value.

      b.    Risk management:

            1) The Company operates in the USA, Europe and other countries, which gives rise to exposure to market risks in respect of foreign exchange rate fluctuations. The Company did not utilize derivative financial instruments to reduce these risks.

                  Credit risk represents the accounting loss that would be incurred if any party failed to perform according to the terms of the financial instrument. Credit risk may arise from financial instruments that have a significant exposure to individual debtors or groups of debtors, or when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic and other conditions.

            2) As of December 31, 2007 and 2006, two major customers accounted for 23% and 34% of accounts receivable from continuing operations, respectively. The TSA represented one of those customers for 2006 in the amount of approximately $3 million. This receivable has been outstanding since 2002, see note 14(2)(b)(3). In 2007 the receivable was reclassified and shown as other receivables - long term, as the issue is under litigation and Management estimates it will not be resolved during 2008.

                  For the years ended December 31, 2007, 2006 and 2005, sales to major customers (constituting 10% or more of the Company's consolidated revenues from continuing operations), derived from aviation service contracts, amounted 29%, 25% and 25% of revenues, respectively, as set forth below:

                                           Year ended December 31,
                                           -----------------------
                                          2007      2006      2005
                                          ----      ----      ----
                                        (% of consolidated revenues)
                                        ----------------------------

                  Customer A               --        13%       15%
                  Customer B               11%       --        10%
                  Customer C               18%       12%       --

      3) The Company's financial instruments that are exposed to concentrations of credit risks consist primarily of cash and cash equivalents, trade accounts receivable, short-term investments, and long-term investments (see note 6). The Company places its cash and cash equivalents and time deposits with high quality credit institutions. The Company provides normal trade credit, in the ordinary course of business, to its customers. Based on past experience and the identity of its current customers, the Company believes that its net accounts receivable exposure is limited.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 18 - FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (continued)

      4) The Company is currently engaged in direct operations in numerous countries and is therefore subject to risks associated with international operations (including economic or political instability and trade restrictions), any of which could have a significant negative impact on the Company's ability to deliver its services on a competitive and timely basis and on the results of the Company's operations. Although the Company has not encountered significant difficulties in connection with the sale or provision of its services in international markets, future imposition of, or significant increases in, the level of trade restrictions or economic or political instability in the areas where the Company operates, could have an adverse effect on the Company. For example, the Company currently provides services at several airports in the former Soviet Union. The Company's ability to continue operations in the former Soviet Union may be adversely affected by future changes in legislation or by changes in the political environment.

NOTE 19 - SEGMENT INFORMATION

      The Company adopted FAS 131, which establishes disclosure and reporting requirements for segments. Until December 2005 the Company had three operating segments: Aviation, Leasing and Entertainment. In December 2005, the Company decided to discontinue its activities on the Leasing and the Entertainment segments. As a result of that the Company has today only one business segment - Aviation.

      a. Geographical information Following is a summary of revenues and long-lived assets by geographical areas:

            1) Revenues - classified by country in which the services were rendered:

                                              Year ended December 31,
                                              -----------------------
                                          2007         2006         2005
                                          ----         ----         ----
From continuing operations:

USA                                     $46,745      $46,844      $48,313
The Netherlands                           7,619        7,200        6,319
France                                    4,750        3,406
Other                                     5,666        3,341        3,081
                                        -------      -------      -------
Total                                   $64,780      $60,791      $57,713
                                        =======      =======      =======
From discontinued operations:

USA                                                               $ 1,171
The Netherlands                                                     2,814
                                        -------      -------      -------
                                            -.-          -,-      $ 3,985
                                        =======      =======      =======

            2) The Company's long-lived assets, net of accumulated depreciation, are located in the following geographical areas:

                                                                December 31,
                                                                ------------
                                                               2007       2006
                                                               ----       ----

            Long lives assets from continuing operations:

            USA                                               $  689     $  724
            The Netherlands                                      434         43
            France                                                40         58
            Other                                                356        560
                                                              ------     ------
                                                              $1,519     $1,385
                                                              ======     ======

      b.    As to the Company's major customers, see note 18(b) (2).

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 20 - RELATED PARTIES - TRANSACTIONS AND BALANCES

      a.    Revenues from, and expenses to, related parties:

                                                       Year ended December 31,
                                                       -----------------------
                                                      2007      2006      2005
                                                      ----      ----      ----

Cost of revenues                                       $109    $  (9)    $   89
                                                     ======    =====     ======
Selling, general and administrative expense            $311    $ 485     $  524
                                                     ======    =====     ======
Includes compensation payments and services provided to the Company by related parties

Financial expenses, see (f) below                      $293    $ 113     $ (320)
                                                     ======    =====     ======
Other (income) expenses, see (d) and (g) below                 $(665)    $4,775
                                                     ======    =====     ======
Share in losses of associated companies:

From continuing operations                           $2,479    $ 132     $  486
From discontinued operations (h)                         55                  36
                                                     ------    -----     ------
                                                     $2,534    $ 132     $  522
                                                     ======    =====     ======
      b.    Balances with related parties:

                                                                 December 31,
                                                                 ------------
                                                                2007      2006
                                                                ----      ----

Restricted cash, see (c) below                                             $665
                                                                         ======
Other current assets                                              $14
                                                               ======
Accrued expenses and other liabilities                           $366
                                                               ======
Liabilities from discontinued operations, see note 2(u)                    $122
                                                                         ======
Loans from related party                                       $6,528    $2,652
                                                               ======    ======

      c. As to guarantees issued to Bilu on behalf of related parties (Leedan and Rogosin) in the amount of $1,400, and not exercising them in 2004 and the release of the $665 from these guarantees in 2006 see note 3(b) and note 16(a).

      d. As to the selling of the lease equipment in 2005 in the amount of $5 million in cash plus an amount equal to the related loan balance on the exercise date ($2.1 million on the exercise date), and a loss of $4,775, see notes 7(d) and note 2(u).

      e. In July 2005, the Company signed an agreement with a related party to sell its rights of ownership in the long-term deposit "China Dragon" in an amount of $5,731 as of the sale date and to transfer the related long-term loan in an amount of $4,214 as of the sale date which was received as part of an arrangement with a bank, for consideration of $1.2 million. The loss from the selling amounted to $317 and is included in financial income (expenses) in the accompanying statement of operations.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 20 - RELATED PARTIES - TRANSACTIONS AND BALANCES (continued)

      f. As of December 31, 2007 and 2006 the company received loans in an aggregate amount of $6,528 and $2,652, respectively, from a related party, indirectly through a significant shareholder as bridging finance. These loans are evidenced by a secured Promissory Note. All loans and accrued interest were due no later then April 1, 2008. Interest accrues at prime rate plus 1.5 percent and the obligations were secured by the pledge of 2,157,895 shares of common stock of Inksure Technologies Inc - see note 5(a)(1). The loans were, at the option of the lender, convertible into the company's common stock at a price of $3.50 per share. During 2008 the Company extended the agreement for two additional years up to April 1, 2010, see note 23(b).

      g. Following structural changes and continuous losses in Demco, a 100% held subsidiary, it was decided to transfer the projects of Demco to Amesco Emergency and Security Solutions, a company owned by a related party, as a subcontractor. Amesco will pay commissions to Demco based on the contracts it will operate until 2010. Total net loss for 2007 was $210.

      h.    As to the impairment of Rainbow, see note 5(a)(3).

NOTE 21 - LOSSES PER SHARE

The following table presents the data used for computation of basic and diluted losses per share:

                                                                      Year ended December 31,
                                                                      -----------------------
                                                               2007            2006            2005
                                                               ----            ----            ----
Basic:
Net loss from continuing operations                           $(7,980)        $(9,822)       $(11,332)
                                                            =========       =========       =========
Net Profit (loss) from discontinued operations                 $5,422         $(4,248)       $(13,548)
                                                            =========       =========       =========

Net Loss for the year                                         $(2,558)       $(14,070)       $(24,880)

Weighted average shares of common stock outstanding         6,528,100       6,528,100       6,528,100
                                                            =========       =========       =========
Diluted:
Net loss from continuing operations                           $(7,980)        $(9,822)       $(11,332)
                                                            =========       =========       =========
Net Profit (loss) from discontinued operations                 $5,422         $(4,248)       $(13,548)
                                                            =========       =========       =========

Net Loss for the year                                         $(2,558)       $(14,070)       $(24,880)

Weighted average shares of common stock outstanding         6,528,100       6,528,100       6,528,100
                                                            =========       =========       =========

NOTE 22 - STOCK OPTIONS

            In 1999 ICTS adopted a share option plan and reserved 600,000 common shares for issuance under the plan.

            On October 28, 2004 the Compensation Committee approved the "2005 Equity Incentive Plan," the plan was ratified in November 2004 by the Supervisory Board and Management Board. In February 2005 a special meeting of shareholders adopted the proposal. Under this plan the Company reserved 1,500,000 common shares for issuance.

            Under the above plans, options may be granted to employees, officers, directors and consultants at an exercise price equal to at least the fair market value at the date of grant and are granted for periods not to exceed ten years. Options granted under the plans generally vest over a period of three years. Any options that are cancelled or forfeited before expiration become available for future grants.

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 22 - STOCK OPTIONS (continued)

            Pursuant to the above plans, the Company reserved for the issuance a total of 2,100,000 common shares, out of which as of December 31, 2007, 377,000 options are still available for future grant.

            As of December 31, 2007, 1,723,000 options are outstanding, all of which have been granted to directors and executive officers of the Company, at exercise prices ranging from $1.00 to $1.35 per share. These options vest over various terms ranging from immediately to three years. Outstanding options expire at various times, but not later than October 2011. For anti-dilutive options, see note 2(n)(2).

            The options granted under the Company's plans are exercisable for the purchase of shares as follows:

                                                             December 31,
                                                             ------------
                                                          2007          2006
                                                          ----          ----

                  At balance sheet date                 1,530,333     1,261,833
                  During the first year thereafter        192,667       446,000
                  During the second year thereafter                     212,667
                                                        ---------     ---------

                                                        1,723,000     1,920,500
                                                        =========     =========

A summary of the status of the plans as of December 31, 2007, 2006 and 2005 and changes during the year ended on those dates is presented below:

                                                                   Year ended December 31,
                                                                   -----------------------
                                           2007                            2006                            2005
                                           ----                            ----                            ----

                                                  Weighted                        Weighted                        Weighted
                                    Number of      average          Number of      average          Number of      average
                                      options     exercise            options     exercise            options     exercise
                               (in thousands)        price     (in thousands)        price     (in thousands)        price
                               --------------     --------     --------------     --------     --------------     --------

                                                         $                               $                               $
                                                         -                               -                               -
Options outstanding
at the beginning of year                1,920         1.33              1,082         1.58              1,113         1.68
Changes during the year:
Granted                                                                   838         1.00
Exercised or bought
by the Company
Forfeited and cancelled                  (197)        2.49                                                (31)        5.17
                                        -----         ----              -----         ----                ---         ----
Options outstanding at the
end of year                             1,723         1.19              1,920         1.33              1,082         1.58
                                        =====         ====              =====         ====                ===         ====
Options exercisable at the
end of year                             1,530         1.22              1,262         1.43                616         1.75
                                        =====         ====              =====         ====                ===         ====

The options outstanding as of December 31, 2007 have been separated into ranges of exercise price as follows:

                                                                         Options          Weighted
                    Options            Weighted                        exercisable         average
                  outstanding           average        Weighted           as of           exercise
                     as of             remaining        average       December 31,        price of
Exercise       December 31, 2007      contractual      exercise           2007           exercisable
  price         (in thousands)           life            price       (in thousands)        options
--------       -----------------      -----------      --------      --------------      -----------
    $                                    Years             $                                  $
--------                                 -----         --------                          -----------
  1.00                778                  4             1.00               585             1.00
  1.35                945                  2             1.35               945             1.35

                     -----                               ----             -----             ----
                     1,723                               1.19             1,530             1.22
                     =====                               ====             =====             ====

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

NOTE 23 - SUBSEQUENT EVENTS

      a) The Company has commenced an action against the U.S. Government with regard to the Fifth Amendment rights relating to the taking of its business, see note 14(b)(4). The trial for this action has been held and the court has decided in March 2007 against the Company. The Company appealed the decision and at May 2008 the US Court of appeals has affirmed the lower court's ruling against the company.

      b) Loans and accrued interest from related parties at June 30, 2008 amounted to $6.3 million. During 2008 the terms of the loan with related party were extended for 2 years up to April 1, 2010. Based on the new agreement as collateral on the loan, 26% of the shares of I-SEC International Security B.V. a wholly owned subsidiary of the Company was pledged to the related party. In addition, the loan is convertible to the Company's shares at a price of $2.75, see also note 20(f).

      c) In February 2008 the credit agreement of (euro)650 was extended up to (euro)2,100. According to the agreement, this credit line can include the necessary amount of (euro)1.2 million for the guarantee to Schiphol, see note 3(a). As a result of that, the restricted cash of (euro)1.2 million as of December 31, 2007 was used by the Company for its daily operations and to repay part of the loan to related party, see also note 10(b).

      d) Regarding the legal developments during 2008 in the claims regarding the Entertainment sites' rent, see note 14(b)(8).

      e) Regarding the settlement with Fraport A.G International Airport Services, see note 14(c).

      f) In February 2008, ICTS, through its subsidiary, extended materially the services it provides to Schiphol International Airport, see note 1(e).

                             ICTS INTERNATIONAL N.V.
                          NOTES TO FINANCIAL STATEMENTS
                               (US $ in thousands)

                  Schedule - Valuation and Qualifying Accounts

------------------------------------------------------------------------------------------------------------------------------------
                        Allowance for
                     doubtful accounts,
                        Balance as of      Additions charged to        Additions -             Deductions -             Balance as
                         January 01         costs and expenses      bad debts recovered    write offs of bad debts    of December 31
------------------------------------------------------------------------------------------------------------------------------------
   Year ended               2,708                   600                     202                    (2,273)                 1,237
December 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
   Year ended               1,237                                            21                      (264)                   994
December 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
   Year ended                 994                  (299)                                             (188)                   507
December 31, 2007

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 12.1

                                 CERTIFICATIONS*

I, Avraham Dan, Managing Director and CFO, certify that:

     1. I have reviewed this annual report on Form 20-F of ICTS International, N.V. (the "Company");

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report;

     4. The Company's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the company and have:

            (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            (c) Evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            (d) Disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

     5. The company's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company's auditors and the audit committee of the company's board of directors (or persons performing the equivalent functions):

            (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

            (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

Date: June 30, 2008

By: /s/ Avraham Dan
    ---------------------------------------------
    Avraham Dan
    Managing Director and Chief Financial Officer

                                                                    EXHIBIT 13.1

                                  CERTIFICATION

      In connection with the annual report of ICTS International, N.V. (the "Company") on Form 20-F for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Avraham Dan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Avraham Dan
     --------------------------------------
     Avraham Dan, Managing Director and CFO

Dated: June 30, 2008